As filed with the Securities and Exchange Commission on March 4, 2016

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07717

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period:January 1, 2015 – December 31, 2015

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA PARTNERS VARIABLE FUNDS

TRANSAMERICA ASSET

ALLOCATION VARIABLE FUNDS

Annual Report

December 31, 2015

Transamerica Asset Allocation Variable Funds	Annual Report 2015

This report is not to be construed as an offering for sale of any contracts participating in the Subaccounts (Series) of the Transamerica Partners Variable Funds or the Transamerica Asset Allocation Variable Funds, or as a solicitation of an offer to buy contracts unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This report consists of the annual report of the Transamerica Asset Allocation Variable Funds and the annual reports of the Transamerica Partners Portfolios and the Calvert VP SRI Balanced Portfolio, the underlying portfolios in which the Transamerica Partners Variable Funds invest.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures of the Transamerica Asset Allocation Variable Funds and Transamerica Partners Portfolios is included in the Statement of Additional Information (“SAI”), which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Subaccounts’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Transamerica Asset Allocation Variable Funds and the Transamerica Partners Portfolios are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2015, is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

Transamerica Asset Allocation Variable Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Subaccounts’ Form N-Q is available on the SEC’s website at www.sec.gov. The Subaccounts’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339. Form N-Q for the corresponding Transamerica Partners Portfolios is also available without charge on the SEC website, at the SEC’s Public Reference Room, or by calling 1-888-233-4339.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

440 Mamaroneck Avenue

Harrison, New York 10528

December 31, 2015

To Contract Holders with Interests in

the Transamerica Partners Variable Funds:

We are pleased to present the most recent annual reports for the Transamerica Partners Portfolios and for the Calvert VP SRI Balanced Portfolio. As required under applicable law, we are sending these annual reports to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in one or more of the subaccounts of Transamerica Partners Variable Funds. Each subaccount available within the Transamerica Partners Variable Funds, other than the Calvert Subaccount, invests its assets in a corresponding mutual fund that is a series of Transamerica Partners Portfolios. The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc.

Please call your retirement plan administrator, Transamerica Retirement Solutions Corporation, at (800) 755-5801 if you have any questions regarding these reports.

Dear Contract Holder,

On behalf of Transamerica Asset Allocation Variable Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all Contract Holders, and we believe it to be an important part of the investment process. This report also provides a discussion of accounting policies as well as matters presented to Contract Holders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. The U.S. economy continued to grow in 2015 with an overall pace close to 2% as inflation remained historically low. Labor markets continued to improve as the economy added more than 2 million jobs, and the unemployment rate settled in at approximately 5%. The U.S. consumer also maintained momentum evidenced by acceleration in consumer spending and the housing markets.

U.S. Federal Reserve (“Fed”) policy was a focus of markets for much of 2015, as investors tried to gauge when the near-zero interest rate policy that had been in effect for much of the last decade would come to an end. In December, we finally saw the first rate increase in more than nine years as the Fed officially ended more than seven years of ZIRP – zero interest rate policy.

While many investors focused on the Fed, energy and metals markets continued to weaken as the price of oil declined materially, and this spilled over into other areas of the commodity markets. As a result, corporate default rates rose slightly in 2015, putting pressure on high yield bonds. The majority of the damage, however, was contained to the above mentioned commodity sectors.

Many overseas markets struggled as economic weakness in China—the world’s most populous country and second largest economy—pressured many commodity exporters like Brazil, Australia and Russia. European markets seemed relatively stable compared to the last few years, as the effects of quantitative easing and increased economic stability seemed to relieve past debt stresses caused by Greece, Portugal and other peripheral countries.

For the 12-month period ending December 31, 2015, the S&P 500® produced a total return of 1.38% while the MSCI EAFE Index, representing international developed market equities, lost 0.39% on a total return basis. During the same period, the total return for the Barclays U.S. Aggregate Bond Index was 0.55%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Partners Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Partners Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Funds.

Understanding Your Subaccounts’ Expenses

(unaudited)

UNIT HOLDER EXPENSES

Transamerica Asset Allocation Variable Funds (each individually, a “Subaccount” and collectively, the “Subaccounts”) is a separate investment account established by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), and is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC. Each Subaccount invests in underlying subaccounts of Transamerica Partners Variable Funds (“TPVF”), a unit investment trust. Subaccount contract holders bear the cost of operating the Subaccount (such as the advisory fee).

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Subaccounts and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2015, and held for the entire period until December 31, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Subaccounts’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Subaccounts’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Subaccount versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (A)
Subaccount	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation Variable - Short Horizon Subaccount	$1,000.00	$980.80	$1.00	$1,024.20	$1.02	0.20%
Transamerica Asset Allocation Variable - Intermediate Horizon Subaccount	1,000.00	968.50	0.99	1,024.20	1.02	0.20
Transamerica Asset Allocation Variable - Intermediate/Long Horizon Subaccount	1,000.00	963.00	0.99	1,024.20	1.02	0.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Subaccounts’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Subaccounts invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Schedules of Investments Composition

At December 31, 2015

(unaudited)

Transamerica Asset Allocation Variable - Short Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.4%
U.S. Equity Funds	8.5
International Equity Fund	1.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation Variable - Intermediate Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.6%
U.S. Equity Funds	41.5
International Equity Fund	10.6
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation Variable - Intermediate/Long Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.4%
U.S. Fixed Income Funds	28.7
International Equity Fund	15.6
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Transamerica Asset Allocation Variable - Short Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 1.9%
Transamerica Partners Variable International Equity (A) (B)	5,957	$ 121,775

Money Market Fund - 0.2%
Transamerica Partners Variable Money Market (A) (B)	513	10,818

U.S. Equity Funds - 8.5%
Transamerica Partners Variable Large Growth (A) (B)	2,347	213,490
Transamerica Partners Variable Large Value (A) (B)	2,576	201,352
Transamerica Partners Variable Small Core (A) (B)	2,512	128,022

		542,864

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 89.4%
Transamerica Partners Variable Core Bond (A) (B)	68,508	$ 3,061,059
Transamerica Partners Variable High Quality Bond (A) (B)	58,186	1,024,305
Transamerica Partners Variable High Yield Bond (A) (B)	22,474	647,314
Transamerica Partners Variable Inflation-Protected Securities (A) (B)	37,414	978,244

		5,710,922

Total Investment Companies (Cost $5,929,105)		6,386,379

Total Investments (Cost $5,929,105) (C)		6,386,379
Net Other Assets (Liabilities) - (0.0)% (D)		(1,089)

Net Assets - 100.0%		$ 6,385,290

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$6,386,379	$—	$—	$6,386,379

Total Investments	$6,386,379	$—	$—	$6,386,379

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $5,929,105. Aggregate gross unrealized appreciation and depreciation for all securities is $482,300 and $25,026, respectively. Net unrealized appreciation for tax purposes is $457,274.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Transamerica Asset Allocation Variable - Intermediate Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 10.6%
Transamerica Partners Variable International Equity (A) (B)	94,223	$ 1,926,071

Money Market Fund - 0.3%
Transamerica Partners Variable Money Market (A) (B)	2,597	54,776

U.S. Equity Funds - 41.5%
Transamerica Partners Variable Large Growth (A) (B)	32,230	2,932,116
Transamerica Partners Variable Large Value (A) (B)	37,185	2,906,230
Transamerica Partners Variable Small Core (A) (B)	33,770	1,721,214

		7,559,560

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 47.6%
Transamerica Partners Variable Core Bond (A) (B)	93,708	$ 4,187,013
Transamerica Partners Variable High Quality Bond (A) (B)	81,859	1,441,038
Transamerica Partners Variable High Yield Bond (A) (B)	35,239	1,015,004
Transamerica Partners Variable Inflation-Protected Securities (A) (B)	77,075	2,015,243

		8,658,298

Total Investment Companies (Cost $14,041,761)		18,198,705

Total Investments (Cost $14,041,761) (C)		18,198,705
Net Other Assets (Liabilities) - (0.0)% (D)		(3,111)

Net Assets - 100.0%		$ 18,195,594

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$18,198,705	$—	$—	$18,198,705

Total Investments	$18,198,705	$—	$—	$18,198,705

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $14,041,761. Aggregate gross unrealized appreciation and depreciation for all securities is $4,185,502 and $28,558, respectively. Net unrealized appreciation for tax purposes is $4,156,944.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Transamerica Asset Allocation Variable - Intermediate/Long Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 15.6%
Transamerica Partners Variable International Equity (A) (B)	221,621	$ 4,530,283

Money Market Fund - 0.3%
Transamerica Partners Variable Money Market (A) (B)	3,614	76,222

U.S. Equity Funds - 55.4%
Transamerica Partners Variable Large Growth (A) (B)	68,580	6,239,088
Transamerica Partners Variable Large Value (A) (B)	79,189	6,189,059
Transamerica Partners Variable Small Core (A) (B)	71,631	3,650,905

		16,079,052

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.7%
Transamerica Partners Variable Core Bond (A) (B)	94,709	$ 4,231,743
Transamerica Partners Variable High Quality Bond (A) (B)	33,051	581,824
Transamerica Partners Variable High Yield Bond (A) (B)	37,044	1,067,000
Transamerica Partners Variable Inflation-Protected Securities (A) (B)	93,006	2,431,802

		8,312,369

Total Investment Companies (Cost $21,093,540)		28,997,926

Total Investments (Cost $21,093,540) (C)		28,997,926
Net Other Assets (Liabilities) - (0.0)% (D)		(4,965)

Net Assets - 100.0%		$ 28,992,961

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Investment Companies	$28,997,926	$—	$—	$28,997,926

Total Investments	$28,997,926	$—	$—	$28,997,926

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $21,093,540. Aggregate gross unrealized appreciation and depreciation for all securities is $7,913,897 and $9,511, respectively. Net unrealized appreciation for tax purposes is $7,904,386.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2015

	Short Horizon	Intermediate Horizon	Intermediate/ Long Horizon
Assets:
Affiliated investments, at value (A)	$6,386,379	$18,198,705	$28,997,926
Receivables:
Units sold	523	5,546	4,415
Investments sold	1,951	514	2,514
Total assets	6,388,853	18,204,765	29,004,855

Liabilities:
Payables and other liabilities:
Units redeemed	2,474	6,060	6,929
Investment advisory fees	1,089	3,111	4,965
Total liabilities	3,563	9,171	11,894
Net assets	$6,385,290	$18,195,594	$28,992,961

Net assets consist of:
Costs of accumulation units	$1,456,139	$4,868,609	$12,963,503
Undistributed (distributions in excess of) net investment income (loss)	(282,226)	(788,252)	(1,107,667)
Accumulated net realized gain (loss)	4,754,103	9,958,293	9,232,739
Net unrealized appreciation (depreciation) on: Affiliated investments	457,274	4,156,944	7,904,386
Net assets	$6,385,290	$18,195,594	$28,992,961
Accumulation units	306,796	786,987	1,201,523
Unit value	$20.81	$23.12	$24.13

(A) Affiliated investments, at cost	$5,929,105	$14,041,761	$21,093,540

STATEMENTS OF OPERATIONS

For the year ended December 31, 2015

	Short Horizon	Intermediate Horizon	Intermediate/ Long Horizon
Expenses:
Investment advisory fees	$13,835	$38,556	$60,601
Net investment income (loss)	(13,835)	(38,556)	(60,601)

Net realized gain (loss) on:
Affiliated investments	431,392	632,543	712,896
Net realized gain (loss)	431,392	632,543	712,896

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(521,782)	(857,813)	(1,050,874)
Net change in unrealized appreciation (depreciation)	(521,782)	(857,813)	(1,050,874)
Net realized and change in unrealized gain (loss)	(90,390)	(225,270)	(337,978)
Net increase (decrease) in net assets resulting from operations	$(104,225)	$(263,826)	$(398,579)

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Short Horizon		Intermediate Horizon		Intermediate/Long Horizon
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$(13,835)	$(14,028)	$(38,556)	$(40,067)	$(60,601)	$(61,226)
Net realized gain (loss)	431,392	226,353	632,543	748,746	712,896	652,900
Net change in unrealized appreciation (depreciation)	(521,782)	(1,393)	(857,813)	(69,527)	(1,050,874)	391,373
Net increase (decrease) in net assets resulting from operations	(104,225)	210,932	(263,826)	639,152	(398,579)	983,047

Unit transactions:
Units sold	1,263,812	1,511,417	1,676,110	2,508,533	2,174,999	4,450,226
Units redeemed	(1,842,736)	(1,485,860)	(2,651,505)	(4,487,328)	(3,410,087)	(5,408,405)
Net increase (decrease) in net assets resulting from unit transactions	(578,924)	25,557	(975,395)	(1,978,795)	(1,235,088)	(958,179)
Net increase (decrease) in net assets	(683,149)	236,489	(1,239,221)	(1,339,643)	(1,633,667)	24,868

Net assets:
Beginning of year	7,068,439	6,831,950	19,434,815	20,774,458	30,626,628	30,601,760
End of year	$6,385,290	$7,068,439	$18,195,594	$19,434,815	$28,992,961	$30,626,628
Undistributed (distributions in excess of) net investment income (loss)	$(282,226)	$(268,391)	$(788,252)	$(749,696)	$(1,107,667)	$(1,047,066)
Unit transactions - shares:
Units sold	59,609	71,872	70,464	108,689	87,644	186,268
Units redeemed	(86,796)	(70,809)	(111,600)	(194,442)	(137,523)	(226,240)
Net increase (decrease)	(27,187)	1,063	(41,136)	(85,753)	(49,879)	(39,972)

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

FINANCIAL HIGHLIGHTS

For a unit outstanding during the years indicated:

	Short Horizon
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Unit value, beginning of year	$21.16	$20.52	$20.37	$18.99	$18.24
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.31)	0.68	0.19	1.42	0.79
Total investment operations	(0.35)	0.64	0.15	1.38	0.75
Unit value, end of year	$20.81	$21.16	$20.52	$20.37	$18.99
Total return (B)	(1.66)%	3.13%	0.73%	7.30%	4.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,385	$7,068	$6,832	$8,227	$8,884
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	51%	36%	63%	51%	46%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

	Intermediate Horizon
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Unit value, beginning of year	$23.47	$22.73	$20.10	$18.17	$18.13
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.30)	0.79	2.67	1.97	0.08
Total investment operations	(0.35)	0.74	2.63	1.93	0.04
Unit value, end of year	$23.12	$23.47	$22.73	$20.10	$18.17
Total return (B)	(1.48)%	3.24%	13.07%	10.67%	0.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,196	$19,435	$20,774	$19,718	$21,599
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	23%	29%	54%	37%	42%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

	Intermediate/Long Horizon
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Unit value, beginning of year	$24.47	$23.70	$19.93	$17.70	$17.99
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.29)	0.82	3.81	2.27	(0.25)
Total investment operations	(0.34)	0.77	3.77	2.23	(0.29)
Unit value, end of year	$24.13	$24.47	$23.70	$19.93	$17.70
Total return (B)	(1.40)%	3.28%	18.93%	12.60%	(1.66)%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,993	$30,627	$30,602	$27,794	$28,003
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	16%	17%	32%	30%	34%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Asset Allocation Variable Funds (the “Separate Account”), is a non-diversified separate account of Transamerica Financial Life Insurance Company (“TFLIC”), and is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Separate Account applies investment company accounting and reporting guidance. The Separate Account is composed of three different subaccounts (each, a “Subaccount” and collectively, the “Subaccounts”) that are separate investment funds and are listed below. Each Subaccount invests substantially all of its investable assets among certain Transamerica Partners Variable Funds (“TPVF”). Certain TPVF subaccounts invest substantially all of their investable assets in the Transamerica Partners Portfolios (the “Portfolios”).

Subaccount
Transamerica Asset Allocation Variable-Short Horizon Subaccount (“Short Horizon”)
Transamerica Asset Allocation Variable-Intermediate Horizon Subaccount (“Intermediate Horizon”)
Transamerica Asset Allocation Variable-Intermediate/Long Horizon Subaccount (“Intermediate/Long Horizon”)

Transamerica Asset Management, Inc. (“TAM”) is responsible for the day-to-day management of the Subaccounts. For each of the Portfolios, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Portfolios.

TAM provides continuous and regular investment management services to the Portfolios. When acting as a “manager of managers”, TAM provides management services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolios by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Subaccounts.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Subaccounts’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Subaccounts.

Security transactions: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Net realized gain (loss) is from investments in units of investment companies.

Operating expenses: The Separate Account accounts separately for the assets, liabilities, and operations of each Subaccount. Each Subaccount will indirectly bear the fees and expenses reflected in the corresponding TPVF unit value. These expenses are not reflected in the expenses in the Statements of Operations of the Subaccount and are not included in the ratios to Average Net Assets (“ANA”) shown in the Financial Highlights.

Indemnification: In the normal course of business, the Subaccounts enter into contracts that contain a variety of representations that provide general indemnifications. The Subaccounts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Subaccounts and/or their affiliates that have not yet occurred. However, based on experience, the Subaccounts expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The value of each Subaccount’s investment in a corresponding subaccount of the TPVF is valued at the unit value per share of each Subaccount at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Subaccounts’ investments, at December 31, 2015, is disclosed in the Security Valuation section of each Subaccount’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Subaccounts use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Each Subaccount invests substantially all of its investable assets among certain TPVF subaccounts and the TPVF subaccounts invest all of their investable assets in the Portfolios. The summary of the inputs used for valuing each Portfolio’s assets carried at fair value is discussed in the Security Valuation section of the Portfolios’ Notes to Financial Statements, which are attached to this report. Descriptions of the valuation techniques applied to the Subaccounts’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the Net Asset Value (“NAV”) of the underlying subaccounts. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last

Transamerica Asset Allocation Variable Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

4. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Subaccounts are as follows:

TAM, the Subaccounts’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM is also investment advisor of TPVF. The unit values of TPVF will reflect the fees and other expenses paid by TPVF to TAM and its affiliates. TAM directly pays all other ordinary expenses, which include fees related to audit, custody, legal, printing, trustees, and registration.

Investment advisory fees: TAM provides general investment advice to each Subaccount pursuant to the investment advisory agreement. For its services, each Subaccount pays management fees accrued daily and payable monthly, at an annual rate equal to 0.20% of each Subaccount’s daily ANA.

TFLIC is the legal holder of the assets in the Subaccounts and will at all times maintain assets in the Subaccounts with a total market value of at least equal to the contract liabilities for the Subaccounts.

Certain managing board members and officers of TFLIC are also trustees, officers, or employees of TAM or its affiliates. No interested managing board member, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Separate Account. Similarly, none of the Separate Account’s officers or interested trustees receive compensation from the Subaccounts. The independent board members of TFLIC are also trustees of the Portfolios for which they receive fees.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statements of Operations.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Separate Account to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Subaccount	Purchases of Securities	Sales of Securities
Short Horizon	$ 3,498,261	$ 4,091,228
Intermediate Horizon	4,492,190	5,506,522
Intermediate/Long Horizon	4,719,324	6,015,580

6. FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of TFLIC, a wholly-owned subsidiary of Aegon USA. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charges are currently being deducted from the Separate Account for federal income tax purposes. The Subaccounts recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Subaccounts’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the

Transamerica Asset Allocation Variable Funds	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. FEDERAL INCOME TAXES (continued)

Subaccounts’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Subaccounts’ financial statements. If applicable, the Subaccounts recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Subaccounts identify their major tax jurisdictions as U.S. Federal, the state of Colorado and foreign jurisdictions where the Subaccounts make significant investments; however, the Subaccounts are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

7. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Subaccounts’ financial statements.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract holders of Transamerica Asset Allocation Variable Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Asset Allocation Variable Funds (comprising, respectively, Transamerica Asset Allocation—Short Horizon Subaccount, Transamerica Asset Allocation—Intermediate Horizon Subaccount and Transamerica Asset Allocation—Intermediate/Long Horizon Subaccount) (collectively, the “Subaccounts”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Subaccounts constituting Transamerica Asset Allocation Variable Funds at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Subaccount and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Subaccount and the operation of each Subaccount by its officers. The Board also reviews the management of each Subaccount’s assets by the investment adviser and its respective sub-adviser.

The Subaccounts are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company
(2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company
(2013 – present);

				176	Director, Massachusetts Fidelity Trust Company (since 2014)

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	176	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010);	176	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	176	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	176	N/A
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present);	176	N/A

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer)
(2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds and TST (2007 – present);

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	176	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	176	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013); Remember Honor Support, Inc. (non-profit organization) (2013-present) Board Member, WRH Income

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).		Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF

(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015); Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer

(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS
(2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman
(2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco
(2007 – 2012).

Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer, TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Asset Allocation Variable Funds	Annual Report 2015

Appendix A

Transamerica Partners Portfolios

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

2015 will be remembered as a challenging year for the capital markets and fixed income in particular. Against the backdrop of a change in the direction of U.S. monetary policy, a sharp deceleration of economic growth in China, a collapse in oil and commodity prices, record corporate issuance and wider credit spreads, the U.S. bond market managed to modestly outperform Treasuries. Early in 2015, it seemed as if after years of delay, the U.S. Federal Reserve (“Fed”) was poised to tighten the monetary policy. Meanwhile, weakness in the eurozone was causing the European Central Bank to initiate a massive quantitative easing program to jumpstart its economy. Interest rates ended the first quarter modestly lower. Most investment grade spread sectors outperformed Treasuries during the first quarter, with lower quality securities providing the largest excess returns. Domestically, the second quarter was characterized by weak economic releases during April and May, with some encouraging data in June. Central banks in developed markets (particularly Europe and Australia) as well as Russia and China continued to ease monetary policy to stimulate economic growth. Treasury yields rose across the curve driven by expectations of a rate increase. Credit spreads increased by 5-10 basis points during the quarter, causing most high grade sectors of the bond market to underperform Treasuries. The one exception was the asset backed sector, which modestly outperformed Treasuries.

Volatility increased markedly in the third quarter due to disappointing jobs data and global macro-economic concerns emanating from China, which took unprecedented steps to prop up its equity markets and promote growth, including a surprise devaluation of the yuan. Credit spreads that began widening in May showed no signs of letup through the third quarter. Additionally, the Fed elected to leave monetary policy unchanged during the quarter, which fueled a rally in Treasury prices. All credit sectors underperformed Treasuries, with the exception of the asset backed sector. Energy and basic materials continued to lag within the corporate sector. Despite worsening conditions in the industrial and manufacturing segments of the economy, the Fed increased the federal funds target rate by 0.25% during the fourth quarter amid signs of continued improvement in the employment picture. Treasury yields rose during much of the quarter in anticipation of the rate move by the Fed. Credit spreads held firm in October and November before widening in December due to concerns from the spillover effects of falling oil and commodity prices and continued weakness from China. Despite the spread widening in December almost all spread sectors outperformed Treasuries for the full quarter. Not surprisingly, energy and basic materials continued to underperform during the fourth quarter and for the full year 2015.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners High Quality Bond Portfolio returned 0.69%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.67%.

STRATEGY REVIEW

The Portfolio modestly outperformed its benchmark. Curve positioning in the 0-1 year and 4-5 year segments negatively impacted performance, while exposure in the 1-2 year and 3-4 year segments was positive. Overall, curve positioning modestly lagged the benchmark. At year-end, the yield to maturity was 1.80% versus 1.37% for the index, with a duration of 1.61 years versus 1.87 for the benchmark. Sector selection contributed the most to return, followed by security selection. The income/carry advantage from the spread sectors was a key driver of return. The corporate sector was the best performer during 2015 followed by asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Within corporates, industrials was the best-performing economic sector, led by CVS Health Corp. and Verizon Communications, Inc. Our overweight in financials was beneficial, led by PNC Funding Corp., Capital One Financial Corp., and Berkshire Hathaway Finance Corp. Our underweight in utilities also aided performance.

While maintaining a short duration bias, we opportunistically added in the 4-5 year area of the curve, with purchases in the ABS, corporate and Treasury sectors. From a curve exposure standpoint, approximately 34% of the Portfolio had a duration of less than one year, 56% had a duration of 1-3 years and 10% of the portfolio had a duration of greater than three years. Floating rate securities comprised approximately 8% of the Portfolio at year-end. We believe the Portfolio is well positioned, given the current rate environment and outlook.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

(unaudited)

STRATEGY REVIEW (continued)

We also increased the asset-backed sector to 33% and corporate sector to 30%, while reducing the Treasury and mortgage backed sectors by similar amounts. Most of the reduction in the mortgage-backed sector came from sales in the reverse mortgage segment, which tightened during the year, and from maturities of private label CMBS. In ABS, we were very active in the lower part of the capital structure of auto, credit card and equipment segments. These securities are particularly attractive, given the strong underwriting and considerable credit support. We also added exposure in the timeshare segment. Among corporates, most of the increase was in financials and industrials.

Douglas A. Kelly, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

2015 continued to be marked by global central bank policy divergence, most notably between that of the U.S., which raised interest rates as expected, and Europe and Japan, which saw greater need to add to or maintain their record levels of easy monetary policy. The Barclays U.S. Treasury Inflation Protected Securities Index registered negative absolute performance in the last three quarters, as real yields drifted higher and break-even rates continued to be pressured by plummeting energy prices. Benchmark 10-year inflation expectations breached multi-year lows at the end of September before recovering somewhat to end the year at 1.56%.

In the eurozone, the European Central Bank (“ECB”) remained challenged by persistently low market-based inflation expectations. This dynamic caused the central bank to implement easier monetary policy. However, in the fourth quarter, the ECB’s delivery of additional easing measures underwhelmed market expectations.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Inflation-Protected Securities Portfolio returned (1.94)%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned (1.44)%.

STRATEGY REVIEW

The Portfolio underperformed due in part to our long U.S. break-even positioning and short positions in Japanese nominal interest rates. Primary contributors were led by our long U.S. dollar currency positioning, especially versus the euro, and allocation to Italian inflation-linked bonds. The Portfolio’s New Zealand real rate allocation also contributed.

Over the year, the Portfolio was generally long break-evens in the U.S., and as the year drew to a close, we added to long positioning in European break-evens. Our active currency positioning transitioned from predominantly long the dollar versus the euro and yen, to a structure that held tactical positions to hedge portfolio risks, especially around near-term headlines, risk events and the forward evolution of monetary policy.

We maintained a long position in both U.S. 10-year and 30-year break-evens. As the U.S. Federal Reserve’s (“Fed”) 2% target on core personal consumption expenditure is historically equivalent to at least 2.40% on the consumer price index (“CPI”), we believed the inflation market continued to underprice the inflation risk premium. This is especially true given the Fed’s commitment to monitor progress toward achieving its inflation mandate.

We expect break-evens to push wider in 2016; our inflation forecast calls for an uptick in core CPI to over 2% by mid-2016. We remain optimistic that diminishing slack in the labor market coupled with moderate stabilization in energy prices will cause longer dated inflation expectations to rebound. We believe that risks overseas will not necessarily derail U.S. growth, employment or cause extensive downward pressure on inflation. Rather, the level of global economic spare capacity should be the most important driver of forward inflation.

In Europe, we believe in the ability of the ECB to support recovery in the eurozone, and find peripheral real rates and break-evens as attractive on a risk-reward basis as that in the U.S. From a valuation standpoint, both core and peripheral European break-evens remain benign relative to a stable run-rate of European services inflation. In Asia Pacific, we remain biased to be short Japan nominal rates and long Japanese break-evens. Besides the effects of easy monetary policy by the central bank, wage pressure, due to government mandated raises, should lead to higher inflation and bond yields. We continue to find New Zealand real rates to be attractive given the lack of high quality, higher yielding assets globally, and especially so relative to U.K. and U.S. real yields.

The Portfolio used derivatives, such as futures, options, swaps and forwards, for duration and yield curve management and to implement views on swap rates, spreads, and currencies. Derivatives contributed positively to performance in 2015.

Gargi Chaudhuri

Martin Hegarty

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product (“GDP”) growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December — the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Aggregate Bond Index returned 0.55%, led by asset-backed securities (“ABS”), debt of foreign governments (sovereigns), and agency residential mortgage-backed securities (“agency RMBS”). Declines in emerging market debt and investment grade corporate debt detracted from index performance.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Core Bond Portfolio returned 0.46%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55%.

STRATEGY REVIEW

Throughout the year, we believed that rising interest rates posed the largest risk to fixed income investors. To mitigate that risk, we underweighted the rate-sensitive Treasury and agency mortgage-backed securities (“agency MBS”) asset classes. However, agency RMBS was among the best-performing sectors for the year, and the underexposure detracted from performance relative to the benchmark. Another detractor from performance relative to the benchmark was our high-yield exposure. With defaults at low levels and yields attractive in our view, we believed that high yield, excluding most energy companies, offered attractive opportunities. We continue to believe that but pared back the Portfolio’s exposure modestly in response to market volatility.

Because of our concerns about interest rate risk — and to capture additional yield — we overweighted both investment grade and high-yield corporate bonds, ABS and commercial mortgage-backed securities (“CMBS”), with mixed results. As anticipated, these investments generated current income in excess of the benchmark. Our CMBS and investment grade corporate holdings also chalked up positive total returns that added to performance relative to the benchmark index.

In the ABS market, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

Brian W. Westhoff, CFA

Tyler A. Knight

Bradley D. Doyle

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product (“GDP”) growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December — the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Aggregate Bond Index returned 0.55%, led by asset-backed securities, debt of foreign governments (sovereigns), and agency residential mortgage-backed securities. Declines in emerging market debt and investment grade corporate debt detracted from index performance.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners High Yield Bond Portfolio returned (4.13)%. By comparison, its benchmark, the BofA Merrill Lynch High Yield Master II Index, returned (4.64)%.

STRATEGY REVIEW

Sectors that detracted from performance primarily due to security selection included telecommunications, retail and health care. The five largest security detractors included Linn Energy LLC, K Hovnanian Enterprises, Breitburn Energy Partners, LP, Claire’s Stores, Inc. and Bombardier, Inc. While the underweight position to BB-rated credits detracted from performance, the underweight to CCCs contributed positively, as lower-quality credit continued to underperform higher-quality bonds.

Contributors included security selection and an overall underweight in the energy sector, which significantly underperformed the broader high-yield market. Security selection was especially advantageous within the lower-quality space, specifically B and CCC credits, as the Portfolio’s holdings held up better than the benchmark’s constituents. In addition, our overweight to investment grade securities aided performance. Other contributing sectors included basic industry and U.S. banking. Top contributing securities included SandRidge Energy (no longer held at year end), American Airlines Group, Inc., Intelsat Jackson Holdings SA, iHeartCommunications, Inc., and Dell, Inc. (no longer held at year end).

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The 12-month period began with optimistic forecasts of acceleration in economic growth. It was widely held that lower oil prices would foster greater consumption, giving a boost to gross domestic product (“GDP”) growth rates. Defying that expectation, consumers opted to save the oil dividend rather than spend it, perhaps out of concern that the dramatic drop in oil prices was too good to last. As oil prices tested lows last seen almost a decade ago, energy companies cut back exploration activities and capital investments in equipment, creating additional headwinds for economic growth. Adding to the drag on growth was a strong rally for the U.S. dollar during the latter half of the period. A rising dollar made products manufactured onshore more expensive compared to goods manufactured in countries with weaker currencies and generally led to less demand for U.S. exports.

Despite these headwinds, U.S. economic growth came in near 2.0% for 2015 as the unemployment rate dipped to roughly 5% and consumer spending remained steady. Responding to these signs of underlying strength, the U.S. Federal Open Market Committee (“FOMC”) moved the target for the federal funds rate higher by 0.25% in mid-December — the first rate hike since June 2006.

Investors had anticipated the FOMC’s decision at various points during the year. This, combined with the weakness in oil prices and the high-profile closure of several fixed income mutual funds, made for a highly volatile year in the U.S. bond market. For example, the yield on the bellwether 10-year U.S. Treasury note started the year at 2.12%, fell to 1.68%, rose to 2.50% and ended the year only slightly higher at 2.27%. By year-end, the yield curve had moved higher and flattened as short-term rates moved up more than long-term rates. The Barclays U.S. Aggregate Bond Index returned 0.55%, led by asset-backed securities (“ABS”), debt of foreign governments (sovereigns), and agency residential mortgage-backed securities. Declines in emerging market debt (“EMD”) and investment grade corporate debt detracted from index performance.

J.P. Morgan Investment Management Inc.

The year 2015 was certainly eventful as Greece, weakness in crude oil prices, a strong U.S. dollar, China, emerging markets, and the endless banter on when the U.S. Federal Reserve (“Fed”) would finally raise interest rates dominated headlines. While the year was difficult, there were areas of the market that performed quite well, particularly the consumer discretionary and health care sectors. Investors who made contrarian calls on the energy and materials sectors have yet to be rewarded. There was a defensive tone in the markets as large-cap stocks, represented by the S&P 500®, finished 2015 with a slight gain of 1.4% due to dividends, and outperformed the Russell 2000® Index, which lost (4.4)%.

U.S. equity markets were a virtual seesaw in the first half of the year. While the S&P 500® reached an all-time high closing value of 2130.82 on May 21, the index experienced several mini-dips of over 3% during the year. Investor concerns throughout early 2015 were largely focused on reduced earnings estimates, resulting from the massive decline in oil prices and strength in the U.S. dollar, which rose 9.3% versus a basket of global currencies. The dollar was particularly strong against the euro, given that monetary policy in the U.S. and eurozone diverged, with the European Central Bank (“ECB”) expanding its monetary stimulus while the Fed prepared markets for the eventual interest rate hike, which occurred in December. Market rallies in 2015 were mostly driven by periodic but unfulfilled hopes of stabilization in China, improving sentiment in Europe, actions taken or comments made by the ECB and the Fed, as well as brisk U.S. merger-and-acquisition activity.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Balanced Portfolio returned 0.57%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the S&P 500®, returned 0.55% and 1.38%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the year, we believed that rising interest rates posed the largest risk to fixed income investors. To mitigate that risk, and to capture additional yield, we overweighted both investment grade and high yield corporate bonds, ABS and commercial mortgage-backed securities (“CMBS”), with mixed results. As anticipated, these investments generated current income in excess of the benchmark. Our CMBS and investment grade corporate holdings chalked up positive total returns that added to performance relative to the benchmark. A modest overweighting as well as security selection in EMD were also helpful; our EMD holdings ended the year virtually unchanged, while the emerging market component was the weakest portion of the index.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In the ABS market, decreasing supply helped to support prices. So, too, did the performance of the underlying collateral (i.e., loans) as consumers continued to pay their debts. CMBS benefited from the strength of U.S. real estate markets. Our investment grade holdings were focused on intermediate-term debt from financial institutions, which generally fared better than industrial and utility bonds for two reasons: financial institutions have strengthened their balance sheets since the financial crisis, and they are less vulnerable to changing oil prices.

Because of our concerns about interest rate risk, we underweighted the rate-sensitive Treasury asset class. However, because of our positioning within the asset class, Treasuries were a key detractor from results relative to the index. The largest detractor from relative performance was our high yield exposure. With defaults at low levels and yields attractive in our view, we believed that the high yield sector, excluding most energy companies, offered attractive opportunities. We continue to believe that but pared back the Portfolio’s exposure modestly in response to market volatility.

J.P. Morgan Investment Management Inc.

Stock selection in the industrial cyclical, basic materials and media sectors weighed on returns, while stock selection in technology, retail and utilities helped results.

In media, Time Warner declined, especially starting in the summer amid industry-wide concerns over cord-cutting, and again in November after the company did not raise 2016 earnings guidance. However, we believed that the investments that Time Warner is making in programming and over-the-top viewing products would be good for the company and the overall health of the industry in the long term; we continued to like the company. Time Warner remained one of our top picks among traditional media companies, given its lower exposure to advertising revenue, contractual revenue streams and attractive valuation.

Owning Twenty-First Century Fox, Inc. also weighed on returns as a number of media companies sold off in the second half of 2015 amid concerns that pay TV subscriber losses could be worse than feared. In particular, shares sold off after Time Warner decided not to increase its 2016 earnings guidance, which investors interpreted as a negative for the industry. However, we did not believe that industry fundamentals changed significantly and continued to like Twenty-First Century Fox, Inc. for what we saw as its desirable cable networks, strong growth, undervalued minority investments and attractive valuation.

On the positive side, in technology, Avago Technologies, Ltd. outperformed from strong execution in its premium filter business and the announced merger with Broadcom. The company’s premium filter business continued to grow above expectations and drove operating profits for the company. Avago Technologies, Ltd.‘s other segments also showed solid growth. The merger with Broadcom was a strong positive in our view, and Avago Technologies, Ltd. has shown a history of successfully integrated acquisitions. Additionally, Adobe Systems, Inc. outperformed on continued execution in its transition to the cloud. The company consistently outperformed expectations on creative cloud subscribers and annualized recurring revenue, both positive indicators for future revenue and earnings per share, according to our analysis. We continued to like the company based on its long-term framework, which we believed would be achieved and perhaps exceeded.

During the year, the Portfolio used derivatives. Derivatives added to performance.

Brian W. Westhoff, CFA

Tyler A. Knight

Bradley D. Doyle

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Generally speaking, it was a bizarre year filled with unimpressive returns yet powerful themes: growth beat value, large cap beat small cap, and volatility spiked. International developed market equities lagged U.S. equities and returns for emerging markets equities were downright dreadful (the MSCI Emerging Markets Latin America Index was down (31)%). Performance of master limited partnerships (“MLPs”) was the worst; MLPs were down (33)%. The bond market was equally unimpressive, posting mixed results: long-term bonds (credit and government) lost value and municipal bonds gained.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Large Value Portfolio returned (0.36)%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned (3.83)% and 1.38%, respectively.

STRATEGY REVIEW

AJO, LP invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach. We are fully invested in U.S. equities, avoid broad sector bets and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Our outperformance of the primary benchmark was driven by momentum factors; price, earnings and stability were key. Earnings quality also drove positive management results.

Sentiment was a minor contributor, while value factors weighed on performance.

Our capitalization bias away from top-performing mega-cap stocks was another detractor.

Over the long haul, we’re convinced that a market-beating strategy entails owning stocks with price-driven value characteristics, proven management, and recognition in the marketplace via earnings and price momentum.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Generally speaking, it was a bizarre year filled with unimpressive returns yet powerful themes: growth beat value, large cap beat small cap, and volatility spiked. International developed market equities lagged U.S. equities and returns for emerging markets equities were downright dreadful (the MSCI Emerging Markets Latin America Index was down 31%). Performance of master limited partnerships (“MLPs”) was the worst; MLPs were down 33%. The bond market was equally unimpressive, posting mixed results: long-term bonds (credit and government) lost value and municipal bonds gained.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Large Core Portfolio returned (0.78)%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 0.92% and 1.38%, respectively.

STRATEGY REVIEW

AJO, LP invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Several factors influenced our underperformance this year. Value disappointed in the consumer discretionary and information technology sectors. We avoided a handful of top-performing benchmark stocks, which our models deemed too rich for our value orientation. Instead, we were punished for holding specialty retailers with favorable value.

Our bias away from investing in the top-performing mega-cap stocks also weighed on the Portfolio’s performance.

Among our other factors, momentum contributed; price, earnings, and stability were key. Meanwhile, our earnings quality factor drove positive management results.

Over the long haul, we’re convinced that a market-beating strategy entails owning stocks with price-driven value characteristics, proven management and recognition in the marketplace via earnings and price momentum.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

Weak energy prices, a strong U.S. dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. The U.S. remained the strongest major global economy. The U.S. Federal Reserve made the long-awaited move to raise interest rates in mid-December, and indicated that further rate increases would likely be gradual and contingent on continued economic growth. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported economic strength of the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of devaluations to remain competitive in global export markets. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These factors, combined with uncertainty through much of the year about the timing and pace of monetary tightening in the U.S., contributed to continued volatility in global financial markets.

Wellington Management Company LLP

U.S. equities, as measured by the S&P 500®, rose modestly during the 12-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs in the spring. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the hesitation of the U.S. Federal Reserve (“Fed”) to raise rates as domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy NASDAQ Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product, a seven-year low in unemployment and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile, with prices surging earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Large Growth Portfolio returned 9.17%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 5.67% and 1.38%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

One of the Portfolio’s investment objectives is long-term growth of capital. The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

Consumer discretionary stocks across a range of industries contributed significantly to performance. In Internet retail, Amazon.com, Inc. benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix, Inc.’s strong subscriber growth reflected the appeal of the company’s original programming. We believe a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In restaurants, Starbucks Corp’s strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. We believe the company has demonstrated its ability to devise innovative new platforms, which should help to keep its new product pipeline strong. In apparel, NIKE, Inc. generated impressive earnings, revenue and gross margins on the strength of its execution and the NIKE, Inc. brand around the world and across product categories.

In information technology, Google (now known as Alphabet, Inc.) and Facebook, Inc. made strong gains. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue and YouTube monetization opportunities. Internet-based social platform Facebook, Inc. has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. We believe that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus.

Another technology stock, Alibaba Group Holding, Ltd., detracted from portfolio performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. We believe that the company’s initiatives related to these issues will be beneficial and that Alibaba Group Holding, Ltd. offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health care companies have been strong positive contributors for several years. We trimmed or eliminated select positions as our investment theses were realized but continue to own a number of pharmaceutical and biopharmaceutical companies that are developing novel therapies for cancer, macular degeneration, and other serious conditions. With the current focus on drug pricing likely to persist, it will become increasingly important for companies to have truly innovative products in their development pipelines. Holdings with promising development programs that performed well include Bristol-Myers Squibb Co. and Regeneron Pharmaceuticals, Inc.

Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway, Ltd. was hurt by lower volumes of a variety of commodities being shipped on its rail line; we eliminated the position. We also closed the position in exploration and production company EOG Resources, Inc., which was pressured by falling energy prices.

Wellington Management Company LLP

The Portfolio’s portfolio management team adheres to a disciplined portfolio construction process that allows team members to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for seeking to generate benchmark-relative outperformance.

During the year, security selection within the information technology, consumer staples, industrials and materials sectors contributed most to positive relative returns. The Portfolio’s overweight allocation in consumer staples and underweight in industrials also aided relative results. Weaker security selection in consumer discretionary and financials sectors partially offset positive results. Our allocation to the energy sector and a frictional cash position in an upward trending market also weighed on relative results.

The Portfolio’s largest contributors to relative performance during the year included Amazon.com, Inc., a U.S.-based global e-commerce retailer; Activision Blizzard, Inc., a U.S.-based electronic entertainment company; and Starbucks Corp., a U.S.-based coffee roaster and retailer of specialty coffee drinks. The Portfolio’s avoidance of benchmark constituent Union Pacific Corp., a U.S. rail transportation company, also contributed to relative results.

The Portfolio’s largest relative detractors during the year included Hertz Global Holdings, Inc., a U.S.-based global car and equipment rental company; SunEdison, Inc., a solar installation company (no longer held at year end); and Twenty-First Century Fox, Inc., a U.S.-based media and entertainment company focused on television broadcasting and film production.

Michael A. Del Balso

Blair A. Boyer

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management Inc.

2015 proved to be a volatile year, with a 14% swing between the S&P 500®’s intra-year highs and lows. However, as we take into account just a few of this year’s events — oil at prices we haven’t seen in a decade, uncertain U.S. Federal Reserve policy, concerns about slower growth in China and emerging markets, and growing fears in credit markets — we are not surprised by the market’s volatility. The drivers will be different, but we expect volatility also to characterize 2016.

Thompson, Siegel & Walmsley LLC

During the 12 months, equity markets in the U.S. were driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) tapering of its stimulus program. Global issues further exacerbated the situation, including turmoil in the Middle East, declining commodity prices, China growth concerns and persistent disinflation, to name a few. For the second consecutive year, large cap stocks outperformed their smaller counterparts, while mid-caps assumed their middleman position. Within mid-caps, energy was the key detractor, shedding more than a third of its value, while defensive sectors such as consumer staples and health care fared best.

Valuations have risen significantly over the last three years, making the market more vulnerable to negative news like falling commodity prices, a more hawkish Fed, and difficulties in emerging markets. The increasing volatility underscores the need for disciplined stock picking. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this market environment.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Mid Value Portfolio returned (0.46)%. By comparison, its benchmark, the Russell Midcap® Value Index, returned (4.78)%.

STRATEGY REVIEW

J.P. Morgan Investment Management Inc.

Over the year, some of the biggest detractors from performance were energy holdings, but the combination of strong stock selection and a sector underweight continued to be a top contributor to overall performance. Unfortunately, the combination of stock selection and a sector overweight within the consumer discretionary sector detracted from performance this year as many of the retail names had weaker than expected revenues.

Strong fundamentals, coupled with the backdrop of robust merger-and-acquisition activity in the managed care industry, were positive for Cigna Corp.’s stock price performance throughout the year. Cigna Corp.’s shareholders approved a deal with Anthem, Inc. to be acquired in a cash and stock deal. The two companies bring different strengths to the table, so this merger is anticipated to broaden the portfolio of health service capabilities.

The global expansion of mobile connectivity has driven rapid growth in online travel expenditures, allowing online travel agencies (“OTA”) such as Expedia, Inc. to take market share from traditional travel agencies. The OTA market continued to consolidate in 2015 largely due to Expedia, Inc.’s activity in the merger-and-acquisition space. Expedia, Inc. has strengthened its position as the online market leader through the acquisitions of Travelocity, Orbitz, and HomeAway. Organic growth was strong in 2015 in both the hotel and airline segments, and management remained focused on returning cash to shareholders with a $10 million increase to the stock repurchase plan.

Energen Corp., an oil and natural gas exploration and production company, had a difficult year as commodity prices continued to fall. Despite the weak macro environment, the company is seeing growth in its Midland Basin assets where Energen Corp. may continue to benefit from drilling efficiencies and higher-margin volume growth in 2016. We are impressed by management’s commitment to a strong balance sheet. At these low commodity price levels, Energen Corp. still has enough liquidity to fund operations through 2017. We feel confident management will be able to fully utilize its available resources to weather these tough times.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Southwestern Energy Co., a major natural gas exploration and production company, had a challenging year navigating the weak natural gas price environment, which has been negatively impacted by resilient production levels from shale gas producers. Additionally, the warmer than usual fall and winter has created an oversupplied gas market, further exacerbating price weakness. Despite these headwinds, we believe Southwestern Energy Co. is trading at a sharp discount to net asset value as its assets in the Marcellus, Appalachia, and Fayetteville regions are among the highest quality. At these price levels, we believe the risk/reward of Southwestern Energy Co.’s stock falls in our favor.

Thompson, Siegel & Walmsley LLC

The Portfolio’s outperformance was driven by equally positive effect from allocation and stock selection.

Energy and materials were the most notable contributors to relative performance. Within energy, the Portfolio’s underweight helped stave off declines. Additionally, our exposure to refining companies was a positive factor. Refiners benefited from widening spreads between raw crude and refined products and were less susceptible than exploration and production companies to a sharp drop in oil prices. In materials, even though lack of exposure to commodity-sensitive industry groups such as copper, steel, and aluminum contributed to relative results, owning Rexam PLC had the biggest positive influence. The aluminum can maker was the target of an attractive takeout offer from a competing packaging company.

Consumer discretionary and technology were the lone sectors where portfolio stock selection did not keep pace with the benchmark. In consumer discretionary, the primary detractor was the fourth-quarter performance of two stocks. Fossil Group, Inc., a watchmaker, was the most notable detractor. While the company’s recent acquisition of a wearables-technology company diversified its product mix away from the slowing traditional watch market, a combination of foreign exchange headwinds and weakness in its Michael Kors Holdings, Ltd. line weighed on short-term results. Shaw Communications, Inc. was another detractor, as the market negatively reacted to the company’s acquisition of a Canadian wireless carrier. In technology, semiconductor solutions company Micron Technology, Inc. guided to a tough outlook during the first half of the year and traded in sympathy with the perceived pricing challenges in the computer memory market.

Consumer discretionary was the Portfolio’s largest overweight sector relative to its index as of year end. This is a broadly diverse group where we continue to identify companies with opportunities to exploit certain consumer trends or which have compelling business initiatives. The Portfolio remains underweight financial services, reflecting our perspective on muted loan growth and low loss reserves at most banks and unattractive valuations for real estate investment trusts.

Jonathan K. L. Simon

Gloria Fu, CFA

Lawrence Playford, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The U.S. equity markets began to experience some long-absent volatility in 2015. Equities slid in the third quarter, sending both the S&P 500® and NASDAQ down from their highs in September before regaining much of the losses in a fourth quarter rally. For the year, the S&P 500®’s price returns were negative for the first time since 2008, down (0.73)%. The tech-heavy NASDAQ was able to continue gains, with a price return of 5.73%, while small caps in the Russell 2000® Index were lower by (5.71)% on a price return basis. Several risk factors which had been steadily brewing finally caught the markets’ attention, and investors reduced risk exposure.

Energy and commodity prices continued to be weak, further raising concerns about global growth and hurting the earnings power for energy companies. In the fourth quarter, crude oil sank to the low $30s per barrel, levels not seen in over a decade. However, as we ended the year we looked for improving trends in consumer spending due to savings on energy costs. U.S. economic data also softened throughout last year. Weakness in the labor market was evident at times, as U.S. non-farm payrolls slowed from fourth quarter 2014 readings before bouncing back in the fourth quarter of 2015.

Given the lengthy bull market run that equities enjoyed, the bounce back in the fourth quarter was a hopeful sign against a growing number of uncertainties. We believe that U.S. markets may remain volatile as the easy monetary policy from the U.S. Federal Reserve (“Fed”) is slowly removed.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Mid Growth Portfolio returned (1.37)%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned (0.20)%.

STRATEGY REVIEW

For the year, stock selection in the consumer discretionary, industrials, health care and financials sectors positively impacted relative performance, while stock selection in the information technology, materials, energy, and consumer staples sectors detracted.

Top individual contributors included Equifax, Inc., First Republic Bank and Ulta Salon Cosmetics & Fragrance, Inc. (no longer held at year end). In the industrials sector, Equifax, Inc. continued to fire on all cylinders, beating earnings estimates and raising its full-year guidance. Results were particularly strong in the company’s workforce solutions segment and in areas with exposure to the U.S. consumer market, including autos and credit card issuance.

In financials, there was no real change to the First Republic Bank thesis. The bank reported roughly in-line results and continued to make progress toward complying with the Fed’s Comprehensive Capital Analysis and Review framework. In consumer discretionary, Ulta Salon Cosmetics & Fragrance, Inc.’s stock continued to post new highs as the company delivered on its industry-leading, same-store sales growth. The company also continued its strong pace of new store openings. Combined, these factors enabled the company to sustain 20% revenue growth.

Top detractors included Genesee & Wyoming, Inc., Brookdale Senior Living, Inc. (no longer held at year end), and Trimble Navigation, Ltd. (no longer held at year end). In the industrial sector, Genesee & Wyoming, Inc. and the entire U.S. rail sector was under pressure for the last 9 months of the period, driven largely by a weak energy market. Coal volumes were down due to low-priced natural gas, and oil drilling took a dramatic step down on low oil prices. In health care, Brookdale Senior Living, Inc. traded in sympathy with real estate investment trusts (“REITs”). With the market anticipating an interest rate increase, the potential benefit of a REIT conversion appeared to promise less upside. In information technology, Trimble Navigation, Ltd. was eliminated; an anticipated stabilization and recovery in its core end markets failed to materialize.

Looking forward, Quantum Capital Management’s research team is continually evaluating companies with an emphasis on defining a path toward value creation, productive uses of capital, niche leaders and favorable industry macro factors. The security selection process includes internally generated valuations with stock-specific catalysts.

Timothy Chatard, CFA

Howard Aschwald, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

In August 2015, our regime model signaled a switch from a bull market to a bear/chaotic market. This regime combines two environments, chaotic and bear. They both have high volatility, but a chaotic market is more sideways to down and a bear has larger, negative returns. The entire fourth quarter displayed classic characteristics of a chaotic market, which sees the flipping back and forth of sector leadership, stock leadership and which risk factors are contributing to performance. Trends of any kind were lacking.

One key element of the fourth quarter was the difference in performance between large and small stocks. Another atypical aspect of the quarter was the degree to which stocks were punished if companies missed earnings expectations. This tends to happen when valuations are above average and expectations are high, leaving little room for error. Small caps, in particlar, were negatively impacted by this effect.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Small Value Portfolio returned (6.12)%. By comparison, its benchmark, the Russell 2000® Value Index, returned (7.47)%.

STRATEGY REVIEW

We seek to provide a competitive total investment return through the combination of quantitative and qualitative/fundamental disciplines.

Since we assumed the management responsibility on September 28, 2015, the Portfolio underperformed its benchmark. The Portfolio outperformed its benchmark for the year, however. Unfavorable stock selection within consumer discretionary, health care and information technology sectors weighed the most on performance since the management change. In addition, the Portfolio’s performance was impacted by sub-adviser transition expenses.

Our weakest sector was consumer discretionary, which subtracted approximately 1% from relative performance. Three retailing companies missed earnings and fell; they were Kirkland’s, Inc., Asbury Automotive Group, Inc. (no longer held at year end), and 1-800-Flowers.com, Inc. Health care was also weak due in part to AMAG Pharmaceuticals (no longer held at year end), which underperformed after missing earnings.

Financials were the largest contributors. Stock selection was strong in banks, lead by Banc of California, Inc. and Ameris Bancorp.

David Hanna

James W. Gaul, CFA

Michael J. Vogelzang, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

It was not a banner 12 months for the U.S economy, given another cold winter that was particularly hard on industry in the Northeast and mid-South. U.S. gross domestic product bounced back from an anemic first quarter reading to grow in the second quarter of 2015, but the strength was short-lived. Global supply chains tightened considerably in the face of the emerging market headwinds and the domestic economic expansion remained muted in the second half of 2015.

Small cap stocks, as measured by the Russell 2000® Index, ended the year down over (4)% amid significant volatility, driven by negative sentiment among investors concerned about the Greek debt crisis, slowing emerging markets and the devaluation of the Chinese currency. In addition, the U.S. Federal Reserve raised the federal funds rate by 25 basis points, reflecting somewhat improving economic conditions in the U.S. For much of the year, investors in small-cap markets displayed a strong preference for growth stocks at the expense of their value counterparts, leading the Russell 2000® Growth Index to outperform the Russell 2000® Value Index by approximately 6%.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Small Core Portfolio returned (9.47)%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned (4.41)% and 1.38%, respectively.

STRATEGY REVIEW

The Portfolio trailed its benchmarks for the year as the result of both unfavorable sector allocations and stock selection.

From a sector allocation standpoint, an overweight to the energy sector was the largest detractor, as a steep drop in oil prices took their toll. In addition to the overweight, stock selection in energy also proved detrimental. The primary cause of the shortfall in energy was a focus on valuation in the stock selection process. While we generally believe that issues trading at lower valuations are expected to outperform over time, this was not the case during this time frame.

Holdings in the consumer discretionary and information technology sectors also lagged. In consumer discretionary, an exposure to for-profit education stocks hurt as did holdings in specialty retail. In information technology, an underweight to the software industry (based primarily on its elevated valuations relative to other industries such as hardware and equipment) drove the shortfall.

The Portfolio’s greater exposure to smaller capitalization securities also weighed on performance, as the largest quintile by market capitalization in the benchmark outperformed the smallest quintile. The Portfolio is more equally-weighted than the capitalization-weighted benchmark, which places the largest weights on the largest companies.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

It was quite a financial market rollercoaster in 2015. “Uncertainty” described it best. At its December meeting, the U.S. Federal Reserve finally decided to raise rates by 25 basis points after a lengthy period of speculation as to when it would occur. The gradual economic recovery from the financial crisis continued apace in 2015: gross domestic product growth was modest; employment improved and the labor markets tightened; and Institute for Supply Management data demonstrated that the U.S. economy was on solid footing, specifically the consumer. However, it was international growth fears, primarily from China and commodity-driven economies, which soured the global economic outlook. The tug of war between these competing factors manifested itself in a historically uncertain market environment that ended up going nowhere.

Similar to 2014, the small capitalization market in 2015 was characterized as a more volatile and fractured environment, as companies with opposite characteristics vied for leadership throughout the year. In the first and third quarters, companies with higher quality characteristics outperformed, while the second and fourth quarters showed leadership by lower quality, non-earning companies. Unlike the prior several years, higher quality won out for the year, which supported the Porfolio’s performance.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners Small Growth Portfolio returned 3.55%. By comparison, its benchmark, the Russell 2000® Growth Index, returned (1.38)%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark, led by excess returns in the first and third quarters. Leadership by higher quality and lower valuation factors aided our performanced in these two quarters. The Portfolio lagged in the second and fourth quarters, as lower quality factors demonstrated strength. Despite the fourth quarter rebound by lower quality factors, we believed that the market had firmly shifted to a mature market cycle that may favor quality characteristics.

The health care and financial services sectors contributed to performance. In health care, ICON PLC and Cambrex Corp. were top individual contributors. The materials and processing and energy sectors also aided performance. The technology sector was led by mortgage services provider Ellie Mae, Inc.

Producer durables was the most significant detractor due largely to two trucking stocks, Saia, Inc. and Celadon Group, Inc. (no longer held at year-end). Weakness in the industrial economy and resulting inventory excesses cut pricing and demand for the trucking industry. Consumer discretionary was the second largest detractor, impacted most by retailer Tuesday Morning Corp. (no longer held at year-end). Additionally, WageWorks, Inc. was pressured by competitive fears and valuation compression.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

The MSCI All Country World Index ex-U.S. declined (5.7)% in 2015 with a strong first and last quarter bookending a weak middle of the year. Individual country constituents logged highly variable results. For example, in developed markets Canada declined more than (24)%, while Denmark gained over 23%. Sector level returns were also volatile as commodity sensitive areas like energy, down (22.11)%, and materials, down (19.89)%, were a significant drag on performance as sharply lower prices for oil and other commodities pressured stock prices. Conversely, health care was the top contributor, up 5.82%, as shares of several companies rose sharply on earnings, favorable drug developments and continued merger and acquisition activity. Consumer staples were also a top contributor, as companies benefited from lower commodity input prices and improving spending trends.

Divergence in global monetary policies, economic conditions and industry fundamentals account for most of the return disparities in 2015 and suggest the year ahead will offer good opportunities for disciplined stock picking. In aggregate, stock prices remain reasonable, but we see pockets of both over- and under-valuation. We don’t base our investment decisions on big-picture forecasts, but many people do, and we expect uncertainty over economic growth rates, the level of inflation and interest rates and geopolitical matters to continue to produce short-term price volatility in 2016. We believe our longer investment time horizon, cash flow-based valuation discipline and focus on improving fundamentals are well suited to this environment.

PERFORMANCE

For the year ended December 31, 2015, Transamerica Partners International Equity Portfolio returned (2.47)%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned (5.25)%.

STRATEGY REVIEW

Stock selection in the United Kingdom accounted for the majority of the Portfolio’s relative performance over the last 12 months. Imperial Tobacco Group PLC was the winner in the group. The non-cyclical nature of the company’s products and accretive acquisitions amid industry consolidation drove solid earnings results and the company is now the subject of take-over speculation. Sky PLC, a broadband and satellite TV provider, was also a winner on solid earnings growth. Results were driven by customer growth, lower subscriber losses and synergies from recent acquisitions.

Holdings in Asia Ex-Japan were the only regional detractor from relative return. Exposure to commodity (Noble Group, Ltd. in Singapore) and casino (Macau based MGM China Holdings, Ltd. and SJM Holdings, Ltd. (no longer held at year end)) industries had the greatest impact. Noble Group, Ltd. was pressured by significantly lower commodity prices, while the Chinese government’s clamp down on corruption and limiting travel of Chinese vacationers to Macau penalized casino operators.

On a sector basis, materials was the top contributor to relative return thanks to favorable stock selection. Traditional mining stocks, one of the largest components of the sector, were particularly hard hit, as global commodity prices declined sharply over. The Portfolio’s broad selection across the sector helped to mitigate this risk. Irish paper-packaging company Smurfit Kappa Group PLC, and Japanese specialty chemical manufacturers Denka Co., Ltd. (formerly Denki Kagaku) and Kuraray Co., Ltd. were the top performers thanks to solid earnings results driven, in large part, by lower input costs.

Health care and consumer discretionary were the only detractors to relative return. Health care was primarily due to the Portfolio’s underweight position, which reflects the fact that this has been a strong sector for the benchmark and we have had limited opportunities due to our valuation discipline. A position in Porsche Automobil Holding SE was a significant detractor in consumer discretionary, along with exposure to Macau casino operators. Shares of Porsche Automobil Holding SE, which has a controlling stake in Volkswagen, sold off as investors worried over the potential impact of charges that Volkswagen violated emissions standards for its diesel vehicles in the U.S.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2015

Schedules of Investments Composition

At December 31, 2015

(unaudited)

Transamerica Partners Money Market Portfolio

Asset Allocation	Percentage of Net Assets
Commercial Paper	67.4%
Certificates of Deposit	14.3
Repurchase Agreements	14.1
Corporate Debt Securities	4.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	23.3%
AAA	32.6
AA	13.8
A	14.8
BBB	15.2
NR (Not Rated)	0.6
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	94.4%
AAA	1.4
AA	0.9
BBB	2.4
CCC and Below	0.0 *
NR (Not Rated)	0.8
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Transamerica Partners Core Bond Portfolio

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	51.3%
AAA	8.8
AA	5.2
A	17.5
BBB	22.3
BB	3.5
B	0.7
CCC and Below	1.5
NR (Not Rated)	5.4
Net Other Assets (Liabilities)	(16.2)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Credit Quality ‡	Percentage of Net Assets
AAA	2.9%
BBB	6.5
BB	39.0
B	39.8
CCC and Below	9.1
NR (Not Rated)	0.9
Net Other Assets (Liabilities)	1.8
Total	100.0%

Transamerica Partners Balanced Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	59.8%
Corporate Debt Securities	15.5
U.S. Government Obligations	8.2
U.S. Government Agency Obligations	6.7
Mortgage-Backed Securities	5.3
Securities Lending Collateral	5.1
Short-Term U.S. Government Agency Obligations	4.8
Asset-Backed Securities	2.8
Short-Term U.S. Government Obligations	0.8
Repurchase Agreement	0.5
Foreign Government Obligations	0.5
Municipal Government Obligations	0.2
Preferred Stocks	0.2
Net Other Assets (Liabilities) ^	(10.4)
Total	100.0%

Transamerica Partners Large Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Securities Lending Collateral	10.7
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(10.7)
Total	100.0%

Transamerica Partners Large Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	10.2
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(10.1)
Total	100.0%

Transamerica Partners Large Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	10.1
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(10.1)
Total	100.0%

Transamerica Partners Mid Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.9%
Securities Lending Collateral	17.9
Repurchase Agreement	3.0
Net Other Assets (Liabilities)	(17.8)
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2015

Schedules of Investments Composition (continued)

At December 31, 2015

(unaudited)

Transamerica Partners Mid Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Securities Lending Collateral	11.9
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(11.9)
Total	100.0%

Transamerica Partners Small Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	21.8
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(20.7)
Total	100.0%

Transamerica Partners Small Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	28.7
Repurchase Agreement	1.1
Master Limited Partnership	0.3
Net Other Assets (Liabilities)	(28.7)
Total	100.0%

Transamerica Partners Small Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Securities Lending Collateral	28.6
Repurchase Agreement	3.1
Net Other Assets (Liabilities)	(28.8)
Total	100.0%

Transamerica Partners International Equity Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	95.0%
Securities Lending Collateral	6.1
Preferred Stocks	2.9
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
CERTIFICATES OF DEPOSIT - 14.3%
Banks - 14.3%
Bank of Nova Scotia
0.55%, 06/10/2016 (A)	$ 27,000,000	$ 27,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.93%, 06/22/2016 (A)	22,000,000	22,000,000
Mizuho Bank, Ltd.
0.45%, 02/04/2016 (A)	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp.
0.61%, 03/02/2016 (A)	17,500,000	17,500,000
Svenska Handelsbanken AB
0.62%, 05/24/2016 (A)	20,000,000	20,000,399
Wells Fargo Bank NA
0.57%, 01/29/2016 (A)	18,000,000	18,000,000

Total Certificates of Deposit (Cost $124,500,399)		124,500,399

CORPORATE DEBT SECURITIES - 4.2%
Banks - 2.0%
Bank of America NA
0.45%, 04/01/2016	18,000,000	18,000,000

Capital Markets - 2.2%
Goldman Sachs & Co.
0.66%, 05/13/2016 (B)	19,000,000	19,000,000

Total Corporate Debt Securities (Cost $37,000,000)		37,000,000

COMMERCIAL PAPER - 67.4%
Banks - 31.5%
Australia & New Zealand Banking Group, Ltd.
0.63%, 05/23/2016 (A) (C)	17,000,000	17,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.38%, 01/04/2016 (A)	15,000,000	14,999,525
Barclays Bank PLC
0.47%, 01/29/2016 (A)	33,750,000	33,750,000
Bedford Row Funding Corp.
0.51%, 03/18/2016 (A) (C)	20,000,000	20,000,000
Commonwealth Bank of Australia
0.83%, 06/23/2016 (A) (C)	17,500,000	17,429,796
DNB Bank ASA
0.70%, 05/18/2016 (A) (C)	4,390,000	4,378,220
HSBC USA, Inc.
0.45%, 04/19/2016 (A) (C)	15,000,000	14,979,563
JPMorgan Securities LLC
0.62%, 07/22/2016 (A)	20,000,000	19,930,078
Korea Development Bank
0.72%, 05/23/2016 (A)	13,000,000	12,962,820
Natixis
0.35%, 01/04/2016 (A)	36,000,000	35,998,950
Standard Chartered Bank
0.49%, 02/22/2016 (A) (C)	15,000,000	14,989,383
0.65%, 04/04/2016 (A) (C)	13,000,000	12,977,936
Sumitomo Mitsui Banking Corp.
0.30%, 01/04/2016 (A) (C)	20,000,000	19,999,500
US Bank NA
0.20%, 01/04/2016 (A)	35,500,000	35,500,000

		274,895,771

	Principal	Value
COMMERCIAL PAPER (continued)
Capital Markets - 5.4%
Cedar Springs Capital Co. LLC
0.31%, 01/19/2016 (A) (C)	$ 10,017,000	$ 10,015,447
0.52%, 01/05/2016 (A) (C)	16,500,000	16,499,047
0.55%, 02/02/2016 (A) (C)	6,000,000	5,997,067
Credit Suisse
0.54%, 03/16/2016 (A)	15,000,000	14,983,125

		47,494,686

Consumer Finance - 2.4%
Harley-Davidson Financial Services, Inc.
0.52%, 01/11/2016 (A) (C)	4,100,000	4,099,408
Toyota Motor Credit Corp.
0.43%, 05/09/2016 (A)	17,000,000	17,000,000

		21,099,408

Diversified Financial Services - 21.6%
Cancara Asset Securitisation LLC
0.47%, 02/05/2016 (A)	20,000,000	19,990,861
0.63%, 04/01/2016 (A)	12,500,000	12,480,094
Collateralized Commercial Paper II Co. LLC
0.47%, 04/22/2016 (A) (C)	13,000,000	12,980,991
0.52%, 03/07/2016 (A) (C)	20,000,000	19,980,933
Fairway Finance Co. LLC
0.41%, 01/07/2016 (A) (C)	17,000,000	17,000,000
Jupiter Securitization Co. LLC
0.50%, 02/11/2016 - 05/03/2016 (A) (C)	18,500,000	18,479,785
Liberty Street Funding LLC
0.48%, 04/12/2016 (A) (C)	7,000,000	6,990,480
Mont Blanc Capital Corp.
0.32%, 01/20/2016 (A) (C)	12,457,000	12,454,896
Nieuw Amsterdam Receivables Corp.
0.69%, 04/01/2016 (A) (C)	15,000,000	14,973,837
Regency Markets No. 1 LLC
0.42%, 01/15/2016 (A) (C)	10,000,000	9,998,367
Sheffield Receivables Co. LLC
0.38%, 01/06/2016 (A) (C)	16,500,000	16,499,129
South Carolina Fuel Co., Inc.
0.70%, 01/06/2016 (A) (C)	4,000,000	3,999,611
Victory Receivables Corp.
0.28%, 01/06/2016 (A) (C)	23,000,000	22,999,106

		188,828,090

Multi-Utilities - 1.4%
Dominion Resources, Inc.
0.62%, 01/15/2016 (A) (C)	4,000,000	3,999,035
Duke Energy Corp.
0.87%, 01/22/2016 (A) (C)	4,000,000	3,997,970
Southern Co.
0.60%, 01/07/2016 (A) (C)	4,000,000	3,999,600

		11,996,605

Oil, Gas & Consumable Fuels - 0.5%
Spectra Energy Capital LLC
0.65%, 01/05/2016 (A) (C)	4,000,000	3,999,711

Real Estate Investment Trusts - 1.2%
Simon Property Group LP
0.32%, 01/11/2016 (A) (C)	10,000,000	9,998,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
COMMERCIAL PAPER (continued)
Software - 3.4%
Manhattan Asset Funding Co. LLC
0.35%, 01/06/2016 (A) (C)	$ 10,000,000	$ 9,999,514
0.48%, 02/10/2016 (A) (C)	12,000,000	11,993,600
0.70%, 04/04/2016 (A) (C)	8,000,000	7,985,378

		29,978,492

Total Commercial Paper (Cost $588,291,596)		588,291,596

REPURCHASE AGREEMENTS - 14.1%
Bank of America NA 0.01% (A), dated 11/23/2015, to be repurchased at $18,500,468 on 02/22/2016. Collateralized by an Asset-Backed Security, Zero Coupon, due 08/03/2020, and with a value of $19,795,001. (B)	18,500,000	18,500,000
Barclays Capital, Inc. 0.30% (A), dated 12/31/2015, to be repurchased at $15,800,527 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 3.23% - 6.19%, due 08/25/2023 - 07/16/2055, and with a total value of $16,116,000.	15,800,000	15,800,000
Goldman Sachs & Co. 0.32% (A), dated 12/31/2015, to be repurchased at $23,000,818 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 2.55% - 9.00%, due 07/01/2018 - 11/01/2045, and with a total value of $23,460,000.	23,000,000	23,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

ING Financial Markets LLC 0.27% (A), dated 12/31/2015, to be repurchased at $18,700,561 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 01/01/2027, and with a value of $19,076,527.

	$ 18,700,000	$ 18,700,000
Jefferies LLC 0.50% (A), dated
12/31/2015, to be repurchased at $47,002,611 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 0.61% - 3.50%, due 11/01/2025 - 09/01/2045, and with a total value of $47,940,000.	47,000,000	47,000,000
State Street Bank & Trust Co. 0.03% (A),
dated 12/31/2015, to be repurchased at $406,028 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 2.06%, due 05/27/2021, and with a value of $418,950.	406,027	406,027

Total Repurchase Agreements (Cost $123,406,027)		123,406,027

Total Investments (Cost $873,198,022) (D)		873,198,022
Net Other Assets (Liabilities) - (0.0)% (E)		(141,286)

Net Assets - 100.0%		$ 873,056,736

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Certificates of Deposit	$—	$124,500,399	$—	$124,500,399
Corporate Debt Securities	—	37,000,000	—	37,000,000
Commercial Paper	—	588,291,596	—	588,291,596
Repurchase Agreements	—	123,406,027	—	123,406,027

Total Investments	$—	$873,198,022	$—	$873,198,022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2015.
(B)	Illiquid security. Total aggregate value of illiquid securities is $37,500,000, representing 4.3% of the Portfolio’s net assets.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $370,696,143, representing 42.5% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Aggregate cost for federal income tax purposes is $873,198,022.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 33.1%
Ally Master Owner Trust
Series 2014-1, Class A2
1.29%, 01/15/2019	$ 1,500,000	$ 1,498,231
American Express Credit Account Master Trust
Series 2014-2, Class A
1.26%, 01/15/2020	2,000,000	1,995,943
Series 2014-3, Class A
1.49%, 04/15/2020	1,000,000	1,000,354
Series 2014-4, Class A
1.43%, 06/15/2020	1,500,000	1,497,387
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D
2.68%, 10/09/2018	1,500,000	1,511,375
Series 2013-2, Class C
1.79%, 03/08/2019	2,000,000	2,001,745
Series 2013-3, Class C
2.38%, 06/10/2019	1,000,000	1,005,534
Series 2015-4, Class C
2.88%, 07/08/2021	750,000	745,386
ARI Fleet Lease Trust
Series 2012-B, Class A
0.63%, 01/15/2021 (A) (B)	112,170	112,070
Avis Budget Rental Car Funding AESOP LLC
Series 2010-5A, Class A
3.15%, 03/20/2017 (B)	1,000,000	1,002,518
Series 2012-3A, Class B
3.04%, 03/20/2019 (B)	850,000	845,684
Series 2014-1A, Class A
2.46%, 07/20/2020 (B)	1,250,000	1,253,957
Capital Auto Receivables Asset Trust
Series 2013-1, Class C
1.74%, 10/22/2018	3,620,000	3,616,638
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.75%, 07/15/2020	1,000,000	1,068,764
Series 2014-A5, Class A5
1.48%, 07/15/2020	3,150,000	3,150,586
Series 2015-A1, Class A1
1.39%, 01/15/2021	3,800,000	3,778,499
Series 2015-A8, Class A8
2.05%, 08/15/2023	3,300,000	3,241,171
CarMax Auto Owner Trust
Series 2013-2, Class C
1.61%, 03/15/2019	2,150,000	2,138,903
Series 2015-2, Class C
2.39%, 03/15/2021	900,000	891,467
Chase Issuance Trust
Series 2014-A7, Class A7
1.38%, 11/15/2019	2,000,000	1,994,283
CIT Equipment Collateral
Series 2014-VT1, Class C
2.65%, 10/20/2022 (B)	2,000,000	2,008,686
Citibank Credit Card Issuance Trust
Series 2006-A3, Class A3
5.30%, 03/15/2018	1,905,000	1,922,042

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust (continued)
Series 2013-A6, Class A6
1.32%, 09/07/2018	$ 2,000,000	$ 2,003,901
Series 2014-A2, Class A2
1.02%, 02/22/2019	3,900,000	3,890,657
Series 2014-A4, Class A4
1.23%, 04/24/2019	3,900,000	3,898,555
CLI Funding V LLC
Series 2013-1A
2.83%, 03/18/2028 (B)	797,500	768,785
CNH Equipment Trust
Series 2012-C, Class B
1.30%, 03/16/2020	640,000	638,089
Series 2013-D, Class B
1.75%, 04/15/2021	1,100,000	1,102,059
Series 2014-A, Class A3
0.84%, 05/15/2019	979,275	975,936
Series 2014-B, Class B
1.93%, 11/15/2021	1,050,000	1,041,709
Series 2014-C, Class A3
1.05%, 11/15/2019	2,025,000	2,012,209
Series 2015-A, Class B
2.14%, 08/15/2022	2,000,000	1,975,635
Series 2015-B, Class A3
1.37%, 07/15/2020	1,000,000	987,652
Series 2015-B, Class B
2.23%, 10/17/2022	1,825,000	1,815,039
CNH Wholesale Master Note Trust
Series 2013-2A, Class A
0.93%, 08/15/2019 (A) (B)	750,000	749,061
Diamond Resorts Owner Trust
Series 2013-2, Class A
2.27%, 05/20/2026 (B)	1,397,808	1,396,505
Series 2014-1, Class A
2.54%, 05/20/2027 (B)	1,726,765	1,712,744
Series 2015-2, Class A
2.99%, 05/22/2028 (B)	1,438,193	1,437,779
Discover Card Execution Note Trust
Series 2014-A5, Class A
1.39%, 04/15/2020	2,000,000	1,994,849
Series 2015-A4, Class A1
2.19%, 04/17/2023	3,000,000	2,972,691
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A2
3.65%, 08/01/2019	1,719,750	1,764,353
Fifth Third Auto Trust
Series 2013-1, Class A
3 0.88%, 10/16/2017	959,084	958,876
Ford Credit Auto Lease Trust
Series 2014-A, Class B
1.16%, 08/15/2017	2,800,000	2,794,356
Ford Credit Auto Owner Trust
Series 2012-A, Class D
2.94%, 07/15/2018	1,305,000	1,313,193
Series 2013-A, Class A4
0.78%, 05/15/2018	2,600,000	2,591,965
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D
3.50%, 01/15/2019	2,300,000	2,338,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust (continued)
Series 2013-5, Class B
1.88%, 09/15/2018	$ 1,665,000	$ 1,667,728
Series 2014-4, Class A1
1.40%, 08/15/2019	1,145,000	1,139,836
Series 2015-1, Class B
1.62%, 01/15/2020	1,050,000	1,045,376
Hyundai Auto Receivables Trust
Series 2012-C, Class C
1.42%, 02/15/2019	1,010,000	1,009,506
Invitation Homes Trust
Series 2013-SFR1, Class B
1.77%, 12/17/2030 (A) (B)	1,080,000	1,049,198
John Deere Owner Trust
Series 2013-B, Class A3
0.87%, 08/15/2017	637,649	636,938
MMAF Equipment Finance LLC Series 2009-AA, Class A4
3.51%, 01/15/2030 (B)	77,773	77,778
MVW Owner Trust Series 2015-1A, Class A
2.52%, 12/20/2032 (B)	2,456,091	2,421,659
Nissan Master Owner Trust Receivables Series 2015-A, Class A2
1.44%, 01/15/2020	2,090,000	2,074,450
Sierra Timeshare Receivables Funding LLC
Series 2012-1A, Class B
3.58%, 11/20/2028 (B)	949,990	957,571
Series 2015-1A, Class A
2.40%, 03/22/2032 (B)	1,033,020	1,020,617
SMART ABS Trust
Series 2012-4US, Class A4A
1.25%, 08/14/2018	1,100,000	1,094,951
Series 2013-2US, Class A3B
0.75%, 01/14/2017 (A)	168,591	168,577
Synchrony Credit Card Master Note Trust Series 2012-2, Class A
2.22%, 01/15/2022	2,062,000	2,067,525
Tricon American Homes Trust Series 2015-SFR1, Class B
1.97%, 05/17/2032 (A) (B)	730,000	719,377
Volkswagen Auto Loan Enhanced Trust Series 2013-1, Class A4
0.78%, 07/22/2019	3,850,000	3,833,715
World Financial Network Credit Card Master Trust
Series 2012-C, Class M
3.32%, 08/15/2022	500,000	515,747
Series 2013-A, Class A
1.61%, 12/15/2021	5,000,000	4,969,670
Series 2013-B, Class A
0.91%, 03/16/2020	3,535,000	3,532,161
World Omni Auto Receivables Trust Series 2015-A, Class A4
1.75%, 04/15/2021	2,450,000	2,433,461
World Omni Automobile Lease Securitization Trust Series 2015-A, Class B
1.94%, 12/15/2020	2,030,000	2,015,041

Total Asset-Backed Securities (Cost $116,901,533)		115,867,136

	Principal	Value
CORPORATE DEBT SECURITIES - 29.3%
Aerospace & Defense - 0.4%
Lockheed Martin Corp.
2.13%, 09/15/2016	$ 1,320,000	$ 1,329,010

Automobiles - 1.8%
American Honda Finance Corp.
0.82%, 10/07/2016 (A)	1,235,000	1,237,264
1.20%, 07/14/2017, MTN	1,250,000	1,244,484
Ford Motor Credit Co. LLC
3.98%, 06/15/2016	1,750,000	1,769,427
4.21%, 04/15/2016	2,060,000	2,076,494

		6,327,669

Banks - 6.5%
Bank of America Corp.
6.88%, 04/25/2018, MTN	2,000,000	2,206,514
Citigroup, Inc.
1.70%, 04/27/2018	3,425,000	3,391,048
KeyBank NA
1.70%, 06/01/2018	1,330,000	1,320,689
Lloyds Bank PLC
2.00%, 08/17/2018	2,000,000	2,001,520
PNC Funding Corp.
2.70%, 09/19/2016	4,175,000	4,216,007
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	3,820,000	3,814,365
Wells Fargo & Co.
1.50%, 01/16/2018	3,425,000	3,410,409
Westpac Banking Corp.
1.20%, 05/19/2017 (C)	2,260,000	2,254,694

		22,615,246

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	2,000,000	2,311,870

Capital Markets - 2.6%
Deutsche Bank AG
1.35%, 05/30/2017	2,240,000	2,225,563
Goldman Sachs Group, Inc.
1.46%, 11/15/2018, MTN (A)	3,005,000	3,017,203
Morgan Stanley
2.65%, 01/27/2020	4,000,000	3,989,124

		9,231,890

Chemicals - 0.7%
Airgas, Inc.
1.65%, 02/15/2018	2,575,000	2,563,822

Consumer Finance - 1.9%
Capital One Financial Corp.
3.15%, 07/15/2016	2,700,000	2,724,956
PACCAR Financial Corp.
1.75%, 08/14/2018, MTN	760,000	757,415
Visa, Inc.
2.20%, 12/14/2020	3,075,000	3,069,277

		6,551,648

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC
7.25%, 02/01/2018	2,500,000	2,757,720

Diversified Telecommunication Services - 0.9%
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	1,300,000	1,295,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
2.25%, 09/14/2018 (A)	$ 1,670,000	$ 1,709,973

		3,005,050

Electric Utilities - 0.6%
Hydro-Quebec
1.38%, 06/19/2017	2,160,000	2,164,406

Food & Staples Retailing - 1.0%
CVS Health Corp.
2.25%, 08/12/2019	3,500,000	3,495,394

Insurance - 2.2%
Berkshire Hathaway Finance Corp.
0.62%, 01/12/2018 (A)	1,820,000	1,815,845
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (B)	2,200,000	2,188,446
New York Life Global Funding
1.30%, 10/30/2017 (B)	3,745,000	3,729,836

		7,734,127

Machinery - 0.6%
Caterpillar Financial Services Corp.
1.00%, 03/03/2017, MTN	2,020,000	2,014,958

Media - 0.9%
Comcast Cable Communications LLC
8.88%, 05/01/2017	2,880,000	3,157,779

Metals & Mining - 0.5%
Vale Overseas, Ltd.
6.25%, 01/23/2017	1,750,000	1,746,675

Oil, Gas & Consumable Fuels - 3.4%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	3,000,000	3,082,671
Chevron Corp.
1.72%, 06/24/2018	1,500,000	1,492,338
Husky Energy, Inc.
6.20%, 09/15/2017	2,420,000	2,523,167
Petroleos Mexicanos
5.75%, 03/01/2018	3,250,000	3,383,250
Total Capital International SA
1.55%, 06/28/2017	1,500,000	1,503,834

		11,985,260

Pharmaceuticals - 0.4%
Bayer US Finance LLC
1.50%, 10/06/2017 (B)	1,430,000	1,429,411

Real Estate Investment Trusts - 2.2%
Simon Property Group, LP
1.50%, 02/01/2018 (B)	2,350,000	2,330,749
Ventas Realty, LP
1.55%, 09/26/2016	1,760,000	1,761,214
Welltower, Inc.
2.25%, 03/15/2018	1,950,000	1,948,251
6.20%, 06/01/2016	1,750,000	1,783,966

		7,824,180

Semiconductors & Semiconductor Equipment - 0.4%
Altera Corp.
2.50%, 11/15/2018	1,460,000	1,471,921

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co.
2.45%, 10/05/2017 (B)	$ 2,925,000	$ 2,922,520

Total Corporate Debt Securities (Cost $103,000,531)		102,640,556

FOREIGN GOVERNMENT OBLIGATION - 0.6%
Province of Ontario, Canada
2.30%, 05/10/2016	1,985,000	1,994,627

Total Foreign Government Obligation (Cost $1,989,878)		1,994,627

MORTGAGE-BACKED SECURITIES - 10.3%
Banc of America Commercial Mortgage Trust
Series 2008-1, Class A4
6.22%, 02/10/2051 (A)	4,289,980	4,543,360
CD Commercial Mortgage Trust Series 2007-CD4, Class A4
5.32%, 12/11/2049	5,000,282	5,084,454
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2
3.76%, 04/15/2044 (B)	897,902	899,703
COMM Mortgage Trust
Series 2012-9W57, Class A
2.36%, 02/10/2029 (B)	4,050,000	4,076,426
Series 2013-CR12, Class A1
1.30%, 10/10/2046	4,131,628	4,110,918
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1
3.74%, 11/10/2046 (B)	1,017,766	1,019,595
Series 2011-LC3A, Class A2
3.64%, 08/10/2044	1,091,878	1,096,058
Del Coronado Trust Series 2013-HDC, Class A
1.13%, 03/15/2026 (A) (B)	2,050,000	2,041,062
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class A1
1.25%, 01/15/2047	2,555,808	2,532,837
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2002-C2, Class E
5.76%, 12/12/2034 (A)	186,508	189,270
Series 2012-C8, Class A2
1.80%, 10/15/2045	3,836,534	3,830,184
Morgan Stanley Capital I Trust Series 2006-IQ11, Class A4
5.78%, 10/15/2042 (A)	333,652	333,204
NLY Commercial Mortgage Trust Series 2014-FL1, Class A
1.53%, 11/15/2030 (A) (B)	1,566,251	1,562,321
Sequoia Mortgage Trust Series 2012-2, Class A2
3.50%, 04/25/2042 (A)	140,380	141,397
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.25%, 12/15/2043	841,697	842,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust (continued)
Series 2007-C30, Class APB
5.29%, 12/15/2043	$ 943,318	$ 945,969
Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class A1
1.64%, 09/15/2058	1,443,776	1,429,540
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1
1.19%, 12/15/2046	1,370,940	1,361,201

Total Mortgage-Backed Securities (Cost $36,448,514)		36,039,728

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.6%
Federal Home Loan Mortgage Corp.
2.28%, 06/01/2033 (A)	1,190,596	1,255,438
4.50%, 09/01/2026	2,176,990	2,302,822
Federal National Mortgage Association
5.51%, 04/01/2017	2,808,086	2,940,885
FREMF Mortgage Trust Series 2013-K502, Class B
2.71%, 03/25/2045 (A) (B)	1,820,000	1,815,747
Government National Mortgage Association
1.78%, 09/16/2041	3,522,211	3,439,383
4.52%, 12/20/2061	2,390,874	2,517,047
4.67%, 11/20/2061 - 09/20/2063	4,199,581	4,401,383
4.75%, 02/20/2061	409,408	425,768
4.80%, 02/20/2063	3,296,724	3,467,288
4.82%, 02/20/2061	392,639	409,797
4.86%, 05/20/2061	736,034	770,542
4.89%, 06/20/2063	2,708,294	2,846,251
4.95%, 05/20/2062	3,055,301	3,202,061
5.19%, 04/20/2062	2,456,047	2,556,680
5.27%, 11/20/2060	2,244,505	2,378,549
5.32%, 04/20/2061	1,520,462	1,602,697
5.47%, 01/20/2060	5,657,070	5,967,879
5.50%, 03/20/2060	745,527	791,124
5.59%, 11/20/2059	3,149,127	3,256,229
5.65%, 06/20/2059	2,155,821	2,226,283
5.75%, 12/15/2022	375,218	421,543
Small Business Administration
3.33%, 02/25/2022 (A)	2,108,102	2,220,257
4.07%, 10/25/2027 (A)	2,066,710	2,307,676
4.15%, 08/25/2026 (A)	2,008,621	2,238,805
4.18%, 07/25/2026 (A)	2,394,494	2,660,913
4.24%, 02/25/2024 (A)	2,601,620	2,816,977

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Small Business Administration (continued)
4.63%, 11/25/2026 (A)	$ 2,821,530	$ 3,167,746
4.69%, 05/25/2026 (A)	735,342	816,297

Total U.S. Government Agency Obligations (Cost $67,943,174)		65,224,067

U.S. GOVERNMENT OBLIGATIONS - 4.7%
U.S. Treasury Note
0.63%, 09/30/2017	1,600,000	1,588,937
1.25%, 12/15/2018	7,000,000	6,985,237
1.50%, 05/31/2020	8,000,000	7,930,936

Total U.S. Government Obligations (Cost $16,526,412)		16,505,110

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio,
0.31% (D)	2,281,740	2,281,740

Total Securities Lending Collateral (Cost $2,281,740)		2,281,740

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
State Street Bank and Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $10,845,166 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.88% - 1.00%, due 08/15/2017 - 09/15/2017, and with a total value of $11,062,550.	$ 10,845,130	10,845,130

Total Repurchase Agreement (Cost $10,845,130)		10,845,130

Total Investments (Cost $355,936,912) (E)		351,398,094
Net Other Assets (Liabilities) - (0.3)%		(888,424)

Net Assets - 100.0%		$ 350,509,670

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$115,867,136	$—	$115,867,136
Corporate Debt Securities	—	102,640,556	—	102,640,556
Foreign Government Obligation	—	1,994,627	—	1,994,627
Mortgage-Backed Securities	—	36,039,728	—	36,039,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION (continued):

Valuation Inputs (continued) (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS (continued)
Investments (continued)
U.S. Government Agency Obligations	—	65,224,067	—	65,224,067
U.S. Government Obligations	—	16,505,110	—	16,505,110
Securities Lending Collateral	2,281,740	—	—	2,281,740
Repurchase Agreement	—	10,845,130	—	10,845,130

Total Investments	$2,281,740	$349,116,354	$—	$351,398,094

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $41,549,805, representing 11.9% of the Portfolio’s net assets.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $2,234,812. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $355,936,912. Aggregate gross unrealized appreciation and depreciation for all securities is $161,311 and $4,700,129, respectively. Net unrealized depreciation for tax purposes is $4,538,818.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 4.7%
Deutsche Bundesrepublik Inflation-Linked Bond
0.10%, 04/15/2023 (A)	EUR 3,234,598	$ 3,680,093
1.50%, 04/15/2016 (A)	5,818	6,260
Hellenic Republic Government Bond Zero Coupon, 10/15/2042 (B)	366,000	1,496
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (A)	1,211,194	1,360,649
2.10%, 09/15/2016	10,719	11,796
2.35%, 09/15/2024 (A)	3,466,393	4,343,763
2.55%, 09/15/2041 (A)	418,818	570,542
2.60%, 09/15/2023 (A)	251,482	321,180
New Zealand Government Bond
3.00%, 09/20/2030 (A)	NZD 3,098,000	2,326,087

Total Foreign Government Obligations (Cost $13,446,337)		12,621,866

U.S. GOVERNMENT OBLIGATIONS - 94.4%
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043	$ 3,398,300	2,875,811
0.75%, 02/15/2042 - 02/15/2045	11,099,282	9,740,283
1.38%, 02/15/2044	4,939,317	5,026,782
1.75%, 01/15/2028	8,872,370	9,694,448
2.00%, 01/15/2026	6,321,191	7,022,944
2.13%, 02/15/2040 - 02/15/2041	9,940,157	11,735,551
2.38%, 01/15/2025 - 01/15/2027	21,169,801	24,190,602
2.50%, 01/15/2029	7,178,479	8,504,064
3.38%, 04/15/2032	953,240	1,289,742
3.63%, 04/15/2028	6,484,993	8,477,443
3.88%, 04/15/2029 (C)	7,877,717	10,701,902
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2017 - 07/15/2024	89,342,260	87,518,365
0.25%, 01/15/2025	6,918,731	6,603,874
0.38%, 07/15/2023 - 07/15/2025	18,633,192	18,135,452
0.63%, 07/15/2021 - 01/15/2024	12,815,902	12,674,077
1.13%, 01/15/2021	9,872,321	10,177,879
1.25%, 07/15/2020	5,823,751	6,056,171
1.38%, 07/15/2018 - 01/15/2020	9,600,039	9,969,546
2.50%, 07/15/2016 (D)	2,630,555	2,672,926

Total U.S. Government Obligations (Cost $259,460,118)		253,067,862

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.2% (E)
Call - CAD vs. JPY
Exercise Price CAD 86.00
Expiration Date 01/15/2016, DUB	7,225,000	27,141
Call - EUR vs. GBP
Exercise Price EUR 0.74
Expiration Date 02/16/2016, BCLY	2,455,000	29,684
Call - EUR vs. GBP
Exercise Price EUR 0.77
Expiration Date 01/14/2016, BCLY	2,475,000	237

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED (continued)
Call - NZD vs. USD
Exercise Price NZD 0.70
Expiration Date 01/27/2016, HSBC	4,105,000	$ 17,618
Call - USD vs. CAD
Exercise Price $1.38
Expiration Date 01/08/2016, BNP	7,310,000	87,464
Call - USD vs. CAD
Exercise Price $1.39
Expiration Date 01/08/2016, HSBC	7,310,000	34,547
Call - USD vs. CAD
Exercise Price $1.42
Expiration Date 01/08/2016, BCLY	14,620,000	7,164
Call - USD vs. JPY
Exercise Price $121.75
Expiration Date 03/17/2016, BNP	2,680,000	22,381
Call - USD vs. JPY
Exercise Price $127.00
Expiration Date 01/15/2016, BNP	6,790,000	7
Put - CAD vs. JPY
Exercise Price CAD 85.50
Expiration Date 01/15/2016, DUB	7,225,000	19,210
Put - CAD vs. JPY
Exercise Price CAD 88.00
Expiration Date 01/15/2016, BCLY	7,225,000	97,700
Put - CHF vs. NOK
Exercise Price CHF 7.72
Expiration Date 08/02/2016, DUB	5,595,000	16,065
Put - CHF vs. SEK
Exercise Price CHF 8.26
Expiration Date 03/18/2016, JPM	2,950,000	22,234
Put - EUR vs. GBP
Exercise Price EUR 0.72
Expiration Date 01/14/2016, HSBC	2,475,000	597
Put - EUR vs. USD
Exercise Price EUR 0.72
Expiration Date 02/16/2016, BCLY	2,455,000	8,852
Put - GBP vs. JPY
Exercise Price GBP 175.00
Expiration Date 05/12/2016, DUB	1,820,000	57,122
Put - GBP vs. USD
Exercise Price GBP 1.48
Expiration Date 02/05/2016, HSBC	3,560,000	64,027
Put - USD vs. CAD
Exercise Price $1.35
Expiration Date 01/08/2016, BNP	7,310,000	241
Put - USD vs. JPY
Exercise Price $119.25
Expiration Date 03/17/2016, BNP	2,680,000	30,327
Put - USD vs. JPY
Exercise Price $120.50
Expiration Date 01/15/2016, DUB	13,580,000	90,538
Put - USD vs. MXN
Exercise Price $16.15
Expiration Date 02/26/2016, MSC	2,710,000	2,276

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $693,121)		635,432

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Notional Amount	Value
OVER-THE-COUNTER INFLATION-CAPPED OPTIONS PURCHASED - 0.0% (E) (F)
Call - US CPI Urban Consumers NAS
Exercise Rate 2.00%
Expiration Date 11/06/2016, DUB	$ 8,440,000	$ 3,985
Call - US CPI Urban Consumers NAS
Exercise Rate 2.00%
Expiration Date 11/10/2016, DUB	3,370,000	1,776

Total Over-the-Counter Inflation-Capped Options Purchased (Cost $11,303)		5,761

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (E)
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.75%
Expiration Date 01/15/2016, DUB	7,000,000	4
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.95%
Expiration Date 06/02/2016, DUB	1,605,000	37,328
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 3.25%
Expiration Date 03/16/2016, DUB	4,775,000	11,879
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 3.35%
Expiration Date 01/15/2016, DUB	5,000,000	0	(G)

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED (continued)
Put - Receives Floating Rate Index 3-Month USD-LIBOR
Exercise Rate 3.75%
Expiration Date 01/15/2016, DUB	8,800,000	$ —
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR
Exercise Rate 2.50%
Expiration Date 06/08/2022, DUB	EUR 3,200,000	310,056

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $659,045)		359,267

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (H)	1,233,750	1,233,750

Total Securities Lending Collateral (Cost $1,233,750)		1,233,750

Total Investments (Cost $275,503,674) (I)		267,923,938
Net Other Assets (Liabilities) - 0.1%		181,476

Net Assets - 100.0%		$ 268,105,414

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (E)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - CHF vs. SEK	JPM	CHF	9.10	03/18/2016	CHF	2,950,000	$(30,937)	$(7,022)
Call - EUR vs. GBP	HSBC	EUR	0.77	01/14/2016	EUR	2,475,000	(21,544)	(237)
Call - GBP vs. JPY	DUB	GBP	188.50	05/12/2016	GBP	1,820,000	(13,144)	(12,221)
Call - NZD vs. USD	CITI	NZD	0.70	01/27/2016	NZD	4,105,000	(26,975)	(17,618)
Call - USD vs. CAD	HSBC	USD	1.38	01/08/2016	USD	7,310,000	(69,993)	(87,449)
Call - USD vs. CAD	BCLY	USD	1.39	01/08/2016	USD	7,310,000	(57,922)	(34,547)
Call - USD vs. JPY	DUB	USD	127.00	01/15/2016	USD	6,790,000	(29,604)	(7)
Call - USD vs. MXN	MSC	USD	18.00	02/26/2016	USD	2,710,000	(20,325)	(17,414)
Put - CAD vs. JPY	DUB	CAD	84.50	01/15/2016	CAD	7,225,000	(11,142)	(9,712)
Put - CAD vs. JPY	BCLY	CAD	85.50	01/15/2016	CAD	7,225,000	(10,820)	(19,210)
Put - CAD vs. JPY	DUB	CAD	88.00	01/15/2016	CAD	7,225,000	(63,691)	(97,700)
Put - EUR vs. GBP	BCLY	EUR	0.72	01/14/2016	EUR	2,475,000	(36,998)	(597)
Put - USD vs. JPY	DUB	USD	120.50	01/15/2016	USD	6,790,000	(39,382)	(45,269)

Total							$(432,477)	$(349,003)

OVER-THE-COUNTER INFLATION-CAPPED OPTIONS WRITTEN: (E)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50%	HICP Index	04/26/2022	EUR	1,070,000	$(74,168)	$(1,224)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (E)
Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	1.90%	02/13/2017	USD	5,900,000	$(116,905)	$(57,306)
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	2.10	01/19/2016	USD	7,895,000	(46,975)	(17,027)
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	2.10	03/06/2017	USD	3,700,000	(83,792)	(60,582)
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	2.10	03/06/2017	USD	1,830,000	(34,911)	(29,963)
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	2.10	03/16/2017	USD	1,800,000	(43,679)	(29,707)
Call - 10-Year	DUB	3-Month USD-LIBOR	Receive	2.15	01/19/2016	USD	7,895,000	(54,081)	(28,870)
Put - 10-Year	DUB	3-Month USD-LIBOR	Pay	2.90	02/13/2017	USD	5,900,000	(168,483)	(94,061)
Put - 10-Year	DUB	3-Month USD-LIBOR	Pay	3.10	03/06/2017	USD	3,700,000	(101,306)	(47,697)
Put - 10-Year	DUB	3-Month USD-LIBOR	Pay	3.10	03/06/2017	USD	1,830,000	(53,774)	(23,835)
Put - 10-Year	DUB	3-Month USD-LIBOR	Pay	3.10	03/16/2017	USD	1,800,000	(45,493)	(24,266)
Put - 20-Year	DUB	6-Month EUR-EURIBOR	Pay	4.50	06/08/2022	EUR	3,200,000	(150,269)	(138,393)

Total								$(899,668)	$(551,707)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.56%	05/15/2041	USD	1,500,000	$27,679	$—	$27,679
3-Month USD-LIBOR	2.60	05/15/2041	USD	1,455,000	16,187	—	16,187
3-Month USD-LIBOR	2.80	02/25/2025	USD	6,600,000	(422,932)	(73,667)	(349,265)

Total					$(379,066)	$(73,667)	$(305,399)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.16%	09/25/2025	USD	7,700,000	$16,495	$—	$16,495
3-Month USD-LIBOR	2.55	12/04/2045	USD	1,020,000	(23,229)	—	(23,229)
3-Month USD-LIBOR	2.66	05/15/2041	USD	700,000	(12)	—	(12)

Total					$(6,746)	$—	$(6,746)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	225	03/14/2016	$—	$(108,241)
90-Day Eurodollar	Short	(114)	12/19/2016	65,395	—
90-Day Eurodollar	Short	(225)	03/13/2017	144,788	—
2-Year U.S. Treasury Note	Short	(6)	03/31/2016	1,773	—
5-Year U.S. Treasury Note	Long	65	03/31/2016	—	(20,261)
10-Year Japanese Government Bond	Short	(13)	03/14/2016	—	(37,891)
10-Year U.S. Treasury Note	Long	18	03/21/2016	—	(13,382)
Euro-BTP Italian Government Bond	Short	(60)	03/08/2016	—	(18,001)
German Euro BOBL	Short	(1)	03/08/2016	173	—
German Euro Bund	Short	(18)	03/08/2016	7,778	—
U.K. Gilt	Short	(1)	03/29/2016	854	—
U.S. Treasury Bond	Short	(12)	03/21/2016	29,984	—
U.S. Treasury Bond	Short	(22)	03/21/2016	—	(30,863)

Total				$250,745	$(228,639)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS: (E)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/19/2016	GBP	454,725	EUR	630,000	$—	$(14,592)
BCLY	01/19/2016	JPY	183,873,138	CAD	2,070,000	34,398	—
BCLY	02/16/2016	GBP	431,456	EUR	582,552	2,280	—
BNP	01/29/2016	NZD	1,025,000	USD	670,737	28,877	—
BOA	01/07/2016	JPY	21,144,000	USD	172,058	3,889	—
CIBC	01/11/2016	CAD	5,056,303	USD	3,635,000	19,253	—
CITI	01/11/2016	USD	1,225,000	CAD	1,692,115	2,087	—
CITI	01/19/2016	GBP	443,898	EUR	610,000	—	(8,809)
CITI	02/16/2016	EUR	1,230,000	GBP	900,270	10,969	—
DUB	01/19/2016	JPY	73,257,654	CAD	835,000	6,273	—
DUB	01/19/2016	JPY	300,650,400	USD	2,493,799	8,622	—
DUB	01/19/2016	USD	5,827,500	JPY	705,996,314	—	(48,762)
DUB	02/16/2016	GBP	454,930	EUR	615,000	1,584	—
DUB	03/22/2016	SEK	17,644,686	CHF	2,065,276	25,947	—
GSC	01/06/2016	EUR	1,160,000	USD	1,258,846	1,983	—
GSC	01/06/2016	USD	676,478	EUR	622,000	413	—
GSC	01/06/2016	USD	697,927	NZD	1,015,000	3,979	—
GSC	01/11/2016	CAD	1,242,172	USD	893,443	4,290	—
GSC	01/15/2016	JPY	694,148,042	USD	5,700,625	76,559	—
GSC	01/19/2016	CAD	2,930,000	JPY	263,634,109	—	(76,732)
GSC	05/16/2016	GBP	450,000	JPY	81,112,725	—	(13,922)
HSBC	01/15/2016	JPY	122,189,211	USD	1,004,375	12,569	—
HSBC	01/19/2016	EUR	1,227,500	GBP	901,675	5,310	—
HSBC	01/19/2016	USD	2,135,000	JPY	257,311,267	—	(6,694)
HSBC	02/09/2016	GBP	465,000	USD	689,157	—	(3,591)
JPM	03/22/2016	CHF	2,065,276	SEK	17,646,338	—	(26,143)
MSC	01/06/2016	USD	36,042	EUR	33,000	174	—
MSC	01/07/2016	JPY	21,144,000	USD	171,974	3,973	—
MSC	01/11/2016	CAD	460,834	USD	331,557	1,494	—
MSC	01/11/2016	USD	1,340,000	CAD	1,860,160	—	(4,361)
MSC	01/19/2016	USD	860,000	JPY	103,359,280	—	(297)
MSC	02/09/2016	GBP	425,000	USD	629,959	—	(3,366)
MSC	02/16/2016	GBP	933,706	EUR	1,262,448	3,022	—
RBS	01/19/2016	USD	2,140,000	JPY	257,859,300	—	(6,256)
SCB	01/06/2016	USD	2,178,849	NZD	3,330,000	—	(97,848)
SG	01/06/2016	MXN	23,424,000	USD	1,410,077	—	(51,547)
SSB	01/06/2016	USD	1,586,609	EUR	1,456,000	4,051	—
SSB	01/06/2016	USD	151,240	GBP	100,000	3,817	—
SSB	01/07/2016	USD	407,151	JPY	50,000,000	—	(8,917)
UBS	01/06/2016	USD	9,224,634	EUR	8,709,000	—	(241,363)
UBS	01/19/2016	JPY	113,343,505	USD	935,000	8,399	—
UBS	01/19/2016	USD	2,515,000	JPY	303,114,087	—	(7,928)

Total						$274,212	$(621,128)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Foreign Government Obligations	$—	$12,621,866	$—	$12,621,866
U.S. Government Obligations	—	253,067,862	—	253,067,862
Over-the-Counter Foreign Exchange Options Purchased	—	635,432	—	635,432
Over-the-Counter Inflation-Capped Options Purchased	—	5,761	—	5,761
Over-the-Counter Interest Rate Swaptions Purchased	—	359,267	—	359,267
Securities Lending Collateral	1,233,750	—	—	1,233,750

Total Investments	$1,233,750	$266,690,188	$—	$267,923,938

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$60,361	$—	$60,361
Futures Contracts (L)	250,745	—	—	250,745
Forward Foreign Currency Contracts (L)	—	274,212	—	274,212

Total Other Financial Instruments	$250,745	$334,573	$—	$585,318

LIABILITIES
Other Financial Instruments
Over-the-Counter Foreign Exchange Options Written	$—	$(349,003)	$—	$(349,003)
Over-the-Counter Inflation-Capped Options Written	—	(1,224)	—	(1,224)
Over-the-Counter Interest Rate Swaptions Written	—	(551,707)	—	(551,707)
Centrally Cleared Interest Rate Swap Agreements	—	(446,173)	—	(446,173)
Futures Contracts (L)	(228,639)	—	—	(228,639)
Forward Foreign Currency Contracts (L)	—	(621,128)	—	(621,128)

Total Other Financial Instruments	$(228,639)	$(1,969,235)	$—	$(2,197,874)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the total aggregate value of Regulation S securities is $12,608,574, representing 4.7% of the Portfolio’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $733,115.
(D)	All or a portion of the security is on loan. The total value of all securities on loan is $1,208,791. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Cash in the amount of $540,000 has been segregated by the custodian as collateral for open options, swaptions and/or forward foreign currency contracts.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rounds to less than $1.
(H)	Rate disclosed reflects the yield at December 31, 2015.
(I)	Aggregate cost for federal income tax purposes is $278,538,984. Aggregate gross unrealized appreciation and depreciation for all securities is $1,991,080 and $12,606,126, respectively. Net unrealized depreciation for tax purposes is $10,615,046.
(J)	Cash in the amount of $45,220 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CIBC	Canadian Imperial Bank of Commerce
CITI	Citigroup, Inc.
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MSC	Morgan Stanley
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank
SG	Societe Generale
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offer Rate
HICP	Harmonized Indices of Consumer Prices
LIBOR	London Interbank Offered Rate
NAS	National Academy of Sciences
NSA	Not Seasonally Adjusted

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
ASSET-BACKED SECURITIES - 6.8%
321 Henderson Receivables VI LLC Series 2010-1A, Class A
5.56%, 07/15/2059 (A)	$ 3,765,794	$ 4,109,128
BlueMountain CLO, Ltd. Series 2015-2A, Class A1
1.71%, 07/18/2027 (A) (B)	4,560,000	4,497,688
BXG Receivables Note Trust Series 2015-A, Class A
2.88%, 05/02/2030 (A)	2,920,782	2,894,724
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class C
2.24%, 09/16/2019 (A)	520,000	515,019
Series 2014-AA, Class C
2.28%, 11/15/2019 (A)	745,000	740,447
Conseco Finance Securitizations Corp. Series 2002-2, Class A2
6.03%, 03/01/2033 (B)	221,305	223,121
Credit Acceptance Auto Loan Trust Series 2013-1A, Class A
1.21%, 10/15/2020 (A)	155,398	155,331
Ford Credit Auto Owner Trust Series 2013-B, Class D
1.82%, 11/15/2019	1,210,000	1,213,819
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class C
2.86%, 01/15/2019	455,000	458,666
Series 2012-2, Class D
3.50%, 01/15/2019	815,000	828,618
HSBC Home Equity Loan Trust Series 2006-3, Class M1
0.66%, 03/20/2036 (B)	5,750,000	5,637,703
ICG US CLO, Ltd. Series 2014-1A, Class A1
1.47%, 04/20/2026 (A) (B)	4,610,000	4,503,311
MVW Owner Trust Series 2014-1A, Class A
2.25%, 09/22/2031 (A)	2,578,012	2,550,889
NRZ Advance Receivables Trust Advance Receivables Backed Series 2015-T4, Class AT4
3.20%, 11/15/2047 (A)	5,920,000	5,901,434
OCP CLO, Ltd. Series 2015-8A, Class A1
1.85%, 04/17/2027 (A) (B)	4,650,000	4,589,355
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3
3.21%, 11/15/2047 (A)	6,115,000	6,096,574
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A
1.79%, 07/20/2027 (A) (B)	4,575,000	4,518,261
RAAC Trust Series 2007-RP4, Class A
0.57%, 11/25/2046 (A) (B)	932,488	801,817
Renaissance Home Equity Loan Trust Series 2007-2, Class AF6
5.88%, 06/25/2037 (B)	1,448,956	730,090

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust Series 2013-A, Class C
3.12%, 10/15/2019 (A)	$ 910,000	$ 919,881
SBA Tower Trust Series 2014-1A, Class C
2.90%, 10/15/2044 (A) (B)	9,030,000	8,824,195
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030 (A)	1,110,591	1,108,706
Series 2014-1A, Class A
2.07%, 03/20/2030 (A)	2,170,243	2,152,297
Series 2014-2A, Class A
2.05%, 06/20/2031 (A)	1,968,689	1,969,586
Series 2014-3A, Class A
2.30%, 10/20/2031 (A)	2,287,645	2,281,990
Series 2015-1A, Class A
2.40%, 03/22/2032 (A)	1,517,842	1,499,618
Series 2015-1A, Class B
3.05%, 03/22/2032 (A)	1,574,880	1,557,389
Silverleaf Finance XVIII LLC Series 2014-A, Class A
2.81%, 01/15/2027 (A)	2,103,166	2,075,239
SLM Private Education Loan Trust
Series 2011-B, Class A3
2.58%, 06/16/2042 (A) (B)	690,000	713,117
Series 2011-C, Class A2A
3.58%, 10/17/2044 (A) (B)	1,190,000	1,240,999
SolarCity LMC Series III LLC Series 2014-2, Class A
4.02%, 07/20/2044 (A)	3,547,278	3,371,333
SpringCastle America Funding LLC Series 2014-AA, Class A
2.70%, 05/25/2023 (A)	1,766,637	1,762,734
Trafigura Securitisation Finance PLC Series 2014-1A, Class A
1.28%, 10/15/2021 (A) (B)	6,291,000	6,265,155

Total Asset-Backed Securities (Cost $88,515,864)		86,708,234

CORPORATE DEBT SECURITIES - 38.3%
Aerospace & Defense - 0.3%
Exelis, Inc.
5.55%, 10/01/2021	3,442,000	3,774,494

Air Freight & Logistics - 0.2%
FedEx Corp.
4.90%, 01/15/2034	1,075,000	1,104,363
5.10%, 01/15/2044	1,260,000	1,305,514

		2,409,877

Airlines - 0.9%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	4,049,845	4,052,275
United Airlines Pass-Through Trust
3.75%, 03/03/2028	7,095,000	7,157,436

		11,209,711

Auto Components - 0.2%
BorgWarner, Inc.
3.38%, 03/15/2025 (C)	2,235,000	2,109,954

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.2%
Ford Motor Credit Co. LLC
4.38%, 08/06/2023	$ 706,000	$ 725,474
General Motors Co.
4.88%, 10/02/2023	850,000	869,260
6.25%, 10/02/2043	500,000	528,268

		2,123,002

Banks - 7.2%
Bank of America Corp.
2.60%, 01/15/2019	1,596,000	1,601,201
4.10%, 07/24/2023	1,435,000	1,483,737
5.42%, 03/15/2017	1,600,000	1,665,429
5.75%, 12/01/2017	1,965,000	2,102,059
Barclays Bank PLC
10.18%, 06/12/2021 (A)	9,240,000	11,969,459
Branch Banking & Trust Co.
3.80%, 10/30/2026	1,980,000	2,010,179
Citigroup, Inc.
1.70%, 04/27/2018	5,142,000	5,091,027
3.38%, 03/01/2023	1,380,000	1,384,164
4.95%, 11/07/2043	490,000	514,878
6.68%, 09/13/2043	490,000	600,821
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	1,215,000	1,218,915
11.00%, 06/30/2019 (A) (B) (D)	8,795,000	10,857,428
First Horizon National Corp.
3.50%, 12/15/2020	2,345,000	2,324,636
Glitnir HF
6.33%, 07/28/2011 (A) (E) (F)	290,000	89,900
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016, MTN (A)	5,850,000	5,864,625
HSBC Holdings PLC
4.25%, 03/14/2024	485,000	486,759
5.25%, 03/14/2044	1,228,000	1,274,202
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (A)	4,285,000	4,215,793
JPMorgan Chase & Co.
2.00%, 08/15/2017	5,975,000	5,995,255
3.25%, 09/23/2022	1,745,000	1,755,072
4.85%, 02/01/2044 (C)	490,000	522,428
6.75%, 02/01/2024 (B) (D)	412,000	449,080
JPMorgan Chase Bank NA
6.00%, 10/01/2017	2,566,000	2,743,465
Korea Development Bank
3.50%, 08/22/2017	1,610,000	1,650,910
Macquarie Bank, Ltd.
1.65%, 03/24/2017 (A)	2,245,000	2,241,621
Nordea Bank AB
4.25%, 09/21/2022 (A)	11,100,000	11,370,507
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	1,950,000	1,941,839
6.00%, 12/19/2023	1,685,000	1,814,770
Societe Generale SA
5.00%, 01/17/2024 (A)	2,315,000	2,359,689
Wells Fargo & Co.
2.15%, 01/15/2019	912,000	917,095
4.13%, 08/15/2023	855,000	887,978

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
5.38%, 11/02/2043	$ 1,740,000	$ 1,862,233
5.90%, 06/15/2024 (B) (D)	1,080,000	1,089,450

		92,356,604

Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	1,235,000	1,227,863
3.70%, 02/01/2024 (C)	1,105,000	1,127,333

		2,355,196

Biotechnology - 1.2%
AbbVie, Inc.
4.40%, 11/06/2042	3,706,000	3,461,119
Amgen, Inc.
5.65%, 06/15/2042	750,000	811,563
Celgene Corp.
3.55%, 08/15/2022	3,820,000	3,857,134
3.88%, 08/15/2025	5,585,000	5,562,381
Gilead Sciences, Inc.
3.65%, 03/01/2026	2,310,000	2,329,586

		16,021,783

Capital Markets - 3.7%
Ameriprise Financial, Inc.
3.70%, 10/15/2024 (C)	3,495,000	3,563,474
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	1,275,000	1,280,926
Deutsche Bank AG
1.68%, 08/20/2020 (B)	1,430,000	1,432,032
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	645,000	646,635
4.25%, 10/21/2025	4,225,000	4,192,708
6.25%, 02/01/2041	490,000	584,473
6.75%, 10/01/2037	500,000	584,468
7.50%, 02/15/2019, MTN	3,600,000	4,119,340
Macquarie Group, Ltd.
6.25%, 01/14/2021 (A) (C)	5,645,000	6,300,447
Morgan Stanley
5.00%, 11/24/2025	1,260,000	1,337,550
7.30%, 05/13/2019, MTN	8,865,000	10,183,305
Oaktree Capital Management, LP
6.75%, 12/02/2019 (A)	4,080,000	4,635,007
State Street Capital Trust IV
1.51%, 06/01/2077 (B)	285,000	232,988
UBS AG
7.63%, 08/17/2022	5,385,000	6,138,900
UBS Group Funding Jersey, Ltd.
4.13%, 09/24/2025 (A)	2,883,000	2,880,010

		48,112,263

Chemicals - 0.3%
LyondellBasell Industries NV
5.00%, 04/15/2019	1,217,000	1,294,643
Monsanto Co.
4.40%, 07/15/2044	2,705,000	2,239,559

		3,534,202

Commercial Services & Supplies - 0.4%
ERAC USA Finance LLC
3.85%, 11/15/2024 (A)	3,020,000	3,021,136
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017 (A)	2,325,000	2,304,477

		5,325,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.1%
Cisco Systems, Inc.
2.13%, 03/01/2019	$ 797,000	$ 803,841

Construction Materials - 0.4%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	5,140,000	5,044,622

Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	1,111,000	1,100,864

Containers & Packaging - 0.3%
International Paper Co.
4.75%, 02/15/2022	3,637,000	3,884,356

Diversified Financial Services - 0.2%
General Electric Capital Corp.
6.88%, 01/10/2039, MTN	500,000	681,536
Kaupthing Bank Hf
7.13%, 05/19/2016 (A) (E) (F)	200,000	2
MassMutual Global Funding II
2.35%, 04/09/2019 (A)	1,400,000	1,407,111

		2,088,649

Diversified Telecommunication Services - 1.6%
AT&T, Inc.
2.45%, 06/30/2020	5,470,000	5,386,987
3.40%, 05/15/2025	2,735,000	2,628,581
4.35%, 06/15/2045	1,445,000	1,236,156
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	1,902,000	1,745,085
Sprint Capital Corp.
6.88%, 11/15/2028	822,000	573,345
Verizon Communications, Inc.
3.45%, 03/15/2021	1,125,000	1,150,976
4.50%, 09/15/2020	1,135,000	1,219,452
5.15%, 09/15/2023	2,975,000	3,270,495
6.55%, 09/15/2043	2,901,000	3,444,096

		20,655,173

Electric Utilities - 1.7%
Appalachian Power Co.
3.40%, 06/01/2025	2,700,000	2,634,776
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	1,160,000	1,196,704
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	458,000	478,592
8.88%, 11/15/2018	449,000	526,317
Commonwealth Edison Co.
4.70%, 01/15/2044	1,055,000	1,109,705
Duke Energy Carolinas LLC
4.25%, 12/15/2041	925,000	921,995
Duke Energy Corp.
3.75%, 04/15/2024	275,000	278,629
Entergy Arkansas, Inc.
3.70%, 06/01/2024	1,625,000	1,657,365
Georgia Power Co.
3.00%, 04/15/2016	3,295,000	3,313,287
Jersey Central Power & Light Co.
7.35%, 02/01/2019	1,000,000	1,125,474
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022 (C)	333,000	346,060
5.30%, 06/01/2042	525,000	546,402

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co.
4.75%, 02/15/2044	$ 488,000	$ 507,102
PacifiCorp
3.60%, 04/01/2024 (C)	3,380,000	3,492,838
5.75%, 04/01/2037	400,000	469,602
Progress Energy, Inc.
4.88%, 12/01/2019	168,000	180,125
Public Service Electric & Gas Co.
3.00%, 05/15/2025 (C)	2,760,000	2,725,166

		21,510,139

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp.
3.00%, 12/21/2020 (A)	2,040,000	2,013,645
Schlumberger Investment SA
3.65%, 12/01/2023 (C)	835,000	847,130
Weatherford International, Ltd.
5.95%, 04/15/2042 (C)	960,000	674,400

		3,535,175

Food & Staples Retailing - 1.0%
CVS Health Corp.
2.25%, 08/12/2019	3,890,000	3,884,881
5.30%, 12/05/2043	319,000	342,633
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	1,258,000	1,221,627
4.30%, 04/22/2044	945,000	963,394
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	2,653,000	2,601,863
Whole Foods Market, Inc.
5.20%, 12/03/2025 (A)	3,610,000	3,604,657

		12,619,055

Food Products - 0.3%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (A)	2,305,000	2,299,040
Mondelez International, Inc.
2.25%, 02/01/2019	1,570,000	1,569,422

		3,868,462

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co.
2.68%, 12/15/2019	1,880,000	1,890,235
Boston Scientific Corp.
2.65%, 10/01/2018	1,062,000	1,067,582

		2,957,817

Health Care Providers & Services - 0.9%
Aetna, Inc.
4.75%, 03/15/2044	345,000	349,733
Anthem, Inc.
1.88%, 01/15/2018	1,930,000	1,921,628
2.30%, 07/15/2018	1,930,000	1,926,360
3.30%, 01/15/2023	620,000	602,528
Coventry Health Care, Inc.
5.45%, 06/15/2021	1,632,000	1,802,590
Express Scripts Holding Co.
4.75%, 11/15/2021	2,870,000	3,077,386
Tenet Healthcare Corp.
6.25%, 11/01/2018	1,010,000	1,063,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
3.38%, 11/15/2021	$ 650,000	$ 671,846

		11,415,096

Household Products - 0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	2,320,000	2,389,600

Industrial Conglomerates - 0.7%
General Electric Co.
4.00%, 06/15/2022 (B) (D)	9,493,305	9,493,305

Insurance - 4.4%
American International Group, Inc.
4.13%, 02/15/2024	629,000	645,927
8.18%, 05/15/2068 (B)	1,070,000	1,407,050
Fidelity National Financial, Inc.
5.50%, 09/01/2022	1,320,000	1,400,940
Genworth Holdings, Inc.
7.63%, 09/24/2021	1,125,000	934,256
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	8,760,000	9,926,052
Lincoln National Corp.
8.75%, 07/01/2019	5,590,000	6,713,674
Metropolitan Life Global Funding I
1.30%, 04/10/2017 (A)	4,970,000	4,968,106
Pacific Life Insurance Co.
9.25%, 06/15/2039 (A)	4,240,000	6,159,274
Principal Financial Group, Inc.
8.88%, 05/15/2019	2,550,000	3,051,180
Prudential Financial, Inc.
5.38%, 06/21/2020, MTN	1,465,000	1,628,746
7.38%, 06/15/2019, MTN	1,595,000	1,851,025
Reinsurance Group of America, Inc.
3.18%, 12/15/2065 (B)	10,476,000	8,564,130
ZFS Finance USA Trust II
6.45%, 12/15/2065 (A) (B)	9,760,000	9,862,480

		57,112,840

IT Services - 0.3%
International Business Machines Corp.
3.63%, 02/12/2024 (C)	1,543,000	1,588,395
MasterCard, Inc.
2.00%, 04/01/2019 (C)	1,366,000	1,371,347
3.38%, 04/01/2024	878,000	897,264

		3,857,006

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	2,000,000	1,992,928
2.40%, 02/01/2019	3,515,000	3,513,457
5.30%, 02/01/2044	172,000	183,784

		5,690,169

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd.
2.13%, 04/27/2020 (A)	1,245,000	1,217,493

Media - 1.1%
21st Century Fox America, Inc.
7.63%, 11/30/2028	1,045,000	1,316,833

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CBS Corp.
4.63%, 05/15/2018 (C)	$ 655,000	$ 692,909
5.75%, 04/15/2020	520,000	577,181
Comcast Corp.
5.88%, 02/15/2018	2,649,000	2,885,209
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	1,685,000	1,784,703
5.00%, 03/01/2021	905,000	975,973
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021 (A) (D)	1,500,000	1,590,000
NBCUniversal Media LLC
4.38%, 04/01/2021	2,770,000	3,008,857
4.45%, 01/15/2043	1,359,000	1,331,488

		14,163,153

Metals & Mining - 0.3%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (C)	1,031,000	976,168
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,125,000	641,250
Novelis, Inc.
8.75%, 12/15/2020	2,735,000	2,509,362
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (C)	390,000	353,718

		4,480,498

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	539,000	547,156
4.88%, 03/01/2044	725,000	735,796
PG&E Corp.
2.40%, 03/01/2019	694,000	692,520

		1,975,472

Oil, Gas & Consumable Fuels - 2.2%
Apache Corp.
4.25%, 01/15/2044	360,000	281,826
4.75%, 04/15/2043	520,000	434,559
BP Capital Markets PLC
2.24%, 05/10/2019	2,570,000	2,573,410
Energy Transfer Partners, LP
5.95%, 10/01/2043	960,000	770,160
EOG Resources, Inc.
2.45%, 04/01/2020	1,627,000	1,609,406
Exxon Mobil Corp.
1.82%, 03/15/2019	2,930,000	2,932,121
Husky Energy, Inc.
4.00%, 04/15/2024	1,120,000	1,025,060
Kerr-McGee Corp.
6.95%, 07/01/2024	865,000	929,273
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024 (C)	2,480,000	2,139,739
Laredo Petroleum, Inc.
7.38%, 05/01/2022 (C)	1,370,000	1,260,400
MEG Energy Corp.
6.50%, 03/15/2021 (A)	1,090,000	763,000
Murphy Oil Corp.
2.50%, 12/01/2017 (C)	1,326,000	1,216,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Nexen Energy ULC
5.88%, 03/10/2035	$ 110,000	$ 118,965
Noble Energy, Inc.
6.00%, 03/01/2041	430,000	370,739
8.25%, 03/01/2019	1,065,000	1,191,091
Peabody Energy Corp.
6.25%, 11/15/2021	1,715,000	235,812
Petrobras Global Finance BV
6.25%, 03/17/2024 (C)	1,370,000	982,975
Petroleos Mexicanos
3.50%, 01/30/2023	1,145,000	999,012
Range Resources Corp.
5.75%, 06/01/2021 (C)	450,000	355,500
Shell International Finance BV
2.00%, 11/15/2018	2,249,000	2,251,620
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023 (C)	1,010,000	993,965
4.63%, 03/01/2034	875,000	827,286
Western Gas Partners, LP
5.38%, 06/01/2021	1,956,000	1,979,828
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	373,013
7.88%, 09/01/2021	796,000	716,406
Williams Partners, LP
5.40%, 03/04/2044	814,000	545,565

		27,876,884

Pharmaceuticals - 0.8%
Actavis Funding SCS
3.80%, 03/15/2025	2,870,000	2,855,343
Actavis, Inc.
3.25%, 10/01/2022	1,095,000	1,076,548
4.63%, 10/01/2042	1,550,000	1,473,472
Bristol-Myers Squibb Co.
4.50%, 03/01/2044 (C)	1,265,000	1,367,493
Perrigo Co. PLC
2.30%, 11/08/2018	3,365,000	3,317,234
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021 (C)	383,000	388,408

		10,478,498

Real Estate Investment Trusts - 2.6%
EPR Properties
4.50%, 04/01/2025 (C)	4,740,000	4,505,939
Host Hotels & Resorts, LP
4.00%, 06/15/2025	1,625,000	1,557,733
Kilroy Realty, LP
4.25%, 08/15/2029	6,355,000	6,227,665
Realty Income Corp.
3.88%, 07/15/2024	4,095,000	4,017,125
Simon Property Group, LP
3.38%, 10/01/2024	6,665,000	6,728,058
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	535,000	527,544
Vereit Operating Partnership, LP
2.00%, 02/06/2017	3,705,000	3,667,950
3.00%, 02/06/2019	1,655,000	1,592,110

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019 (A)	$ 4,260,000	$ 4,224,906

		33,049,030

Road & Rail - 0.3%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (A)	3,032,000	3,471,640
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	265,092
3.75%, 04/01/2024	294,000	301,167

		4,037,899

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp.
4.13%, 11/01/2021	3,735,000	3,740,423

Software - 0.2%
Microsoft Corp.
2.70%, 02/12/2025 (C)	3,005,000	2,931,954

Technology Hardware, Storage & Peripherals - 0.3%
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020 (A)	4,040,000	4,049,272
HP, Inc.
3.75%, 12/01/2020 (C)	270,000	267,904

		4,317,176

Tobacco - 0.1%
Altria Group, Inc.
4.00%, 01/31/2024	905,000	937,566
Philip Morris International, Inc.
4.88%, 11/15/2043	636,000	672,401

		1,609,967

Trading Companies & Distributors - 0.2%
International Lease Finance Corp.
6.75%, 09/01/2016 (A)	2,000,000	2,055,000

Wireless Telecommunication Services - 1.8%
America Movil SAB de CV
2.38%, 09/08/2016	3,420,000	3,432,541
Crown Castle Towers LLC
4.88%, 08/15/2040 (A)	3,445,000	3,682,779
6.11%, 01/15/2040 (A)	7,393,000	8,063,212
SBA Tower Trust
2.24%, 04/15/2043 (A)	1,420,000	1,391,865
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	3,570,000	3,757,425
Sprint Corp.
7.88%, 09/15/2023	1,290,000	968,790
T-Mobile USA, Inc.
6.46%, 04/28/2019	145,000	149,324
6.63%, 04/28/2021	475,000	492,812
6.73%, 04/28/2022	460,000	479,550
6.84%, 04/28/2023	145,000	150,075

		22,568,373

Total Corporate Debt Securities (Cost $501,445,450)		491,860,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Brazilian Government International Bond
4.25%, 01/07/2025 (C)	$ 1,440,000	$ 1,159,200
Colombia Government International Bond
4.00%, 02/26/2024	1,810,000	1,724,025
Export-Import Bank of Korea
4.00%, 01/11/2017	3,750,000	3,830,730
Indonesia Government International Bond
5.38%, 10/17/2023 (A)	2,500,000	2,599,220
Mexico Government International Bond
4.00%, 10/02/2023	5,298,000	5,366,874
Peruvian Government International Bond
7.35%, 07/21/2025	1,010,000	1,266,287
South Africa Government International Bond
4.67%, 01/17/2024 (C)	1,060,000	1,008,325
Turkey Government International Bond
5.75%, 03/22/2024	2,180,000	2,303,214

Total Foreign Government Obligations (Cost $19,490,953)		19,257,875

MORTGAGE-BACKED SECURITIES - 13.6%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.26%, 02/25/2035 (B)	5,877	5,887
Alternative Loan Trust
Series 2005-36, Class 2A1A
0.73%, 08/25/2035 (B)	1,232,118	985,051
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	2,237,226	2,175,913
Series 2005-51, Class 3A3A
0.73%, 11/20/2035 (B)	1,209,049	959,983
Series 2007-22, Class 2A16
6.50%, 09/25/2037	7,860,991	6,130,002
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	1,775,813	1,488,822
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.56%, 06/10/2049 (B)	2,360,184	2,439,717
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.84%, 03/20/2035 (B)	170,257	169,414
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (A)	3,410,000	3,371,814
Series 2012-TFT, Class C
3.47%, 06/05/2030 (A) (B)	4,215,000	4,003,614
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
2.85%, 11/25/2034 (B)	88,987	76,705
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	2,632,186	2,688,803
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	1,746,052	1,797,999
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (B)	1,684,702	1,769,433

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.63%, 12/25/2046 (B)	$ 137,960	$ 76,731
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1
2.66%, 02/25/2034 (B)	121,866	119,924
Series 2005-3, Class 1A2
0.71%, 04/25/2035 (B)	240,684	209,992
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	1,140,000	1,177,146
Series 2014-GC19, Class A4
4.02%, 03/10/2047	1,735,000	1,820,509
Citigroup Mortgage Loan Trust
Series 2015-A, Class A1
3.50%, 06/25/2058 (B)	5,990,133	5,989,868
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 (A) (B)	2,350,000	2,418,031
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (B)	565,000	611,075
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (A)	1,380,000	1,390,481
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	1,240,000	1,285,993
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (A)	1,560,000	1,559,937
Series 2014-CR14, Class B
4.61%, 02/10/2047 (B)	1,180,000	1,264,934
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (B)	1,175,000	1,220,607
Core Industrial Trust
Series 2015-CALW, Class B
3.25%, 02/10/2034 (A)	4,655,000	4,626,378
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class A2
5.45%, 01/15/2049 (B)	5,729	5,714
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.15%, 08/26/2036 (A) (B)	5,020,990	4,962,720
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (A)	2,393,993	2,405,802
Series 2013-8R, Class 3A1
0.32%, 03/27/2036 (A) (B)	3,913,388	3,824,938
Series 2014-4R, Class 21A1
0.55%, 12/27/2035 (A) (B)	6,411,744	5,838,699
DBRR Trust
Series 2011-C32, Class A3A
5.71%, 06/17/2049 (A) (B)	1,320,000	1,363,243
Extended Stay America Trust
Series 2013-ESH5, Class C5
2.67%, 12/05/2031 (A)	1,210,000	1,203,173
Series 2013-ESH7, Class A27
2.96%, 12/05/2031 (A)	1,630,000	1,631,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1
3.35%, 12/19/2033 (B)	$ 27,541	$ 26,149
Series 2005-AR1, Class 3A
3.02%, 03/18/2035 (B)	64,087	62,706
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027 (A) (B)	3,320,000	3,171,114
GS Mortgage Securities Corp. Trust
Series 2012-SHOP, Class C
3.63%, 06/05/2031 (A)	410,000	416,529
Hilton USA Trust
Series 2013-HLT, Class DFX
4.41%, 11/05/2030	970,000	970,717
Hilton USA Trust, Interest Only STRIPS
Series 2013-HLT, Class X1FX
0.09%, 11/05/2030 (A) (B)	22,320,000	223
Impac CMB Trust
Series 2004-6, Class 1A1
1.22%, 10/25/2034 (B)	41,636	39,688
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
4.17%, 08/25/2037 (B)	721,697	556,600
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.49%, 12/12/2044 (B)	1,167,156	1,165,870
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (B)	4,085,889	4,177,109
Series 2007-LD11, Class ASB
5.77%, 06/15/2049 (B)	430,779	438,357
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (B)	3,394,205	3,554,134
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	3,084,886	3,180,028
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
2.10%, 02/25/2034 (B)	69,060	68,669
Series 2006-A2, Class 5A1
2.68%, 11/25/2033 (B)	87,283	88,116
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	435,960	370,315
JPMorgan Re-REMIC Trust
Series 2014-2, Class 6A1
2.75%, 05/26/2037 (A) (B)	6,263,577	6,285,723
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AM
6.16%, 09/15/2045 (B)	900,000	963,117
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1
2.63%, 11/25/2035 (A) (B)	638,850	489,545
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
1.06%, 10/25/2028 (B)	41,232	40,218
Series 2004-A1, Class 2A1
2.48%, 02/25/2034 (B)	227,129	228,666
Series 2005-A3, Class A1
0.69%, 04/25/2035 (B)	46,583	44,746

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2005-A4, Class 2A2
2.58%, 07/25/2035 (B)	$ 254,737	$ 225,097
Merrill Lynch Mortgage Trust
Series 2007-C1, Class A1A
5.84%, 06/12/2050 (B)	1,040,200	1,071,275
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.72%, 04/12/2049 (B)	2,855,000	2,958,281
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	3,900,367	3,994,611
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	1,090,000	1,118,843
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (B)	1,042,709	1,081,579
Series 2007-IQ15, Class AM
5.92%, 06/11/2049 (B)	1,225,000	1,282,914
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B
5.79%, 08/15/2045 (A) (B)	540,000	560,292
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 (A) (G) (H)	211,153	210,097
Series 2012-XA, Class A
2.00%, 07/27/2049 (A)	782,344	778,042
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (A) (B)	8,032,458	7,941,186
Motel 6 Trust
Series 2015-MTL6, Class C
3.64%, 02/05/2030 (A)	11,625,000	11,500,194
NACC Reperforming Loan REMIC Trust
Series 2004-R2, Class A1
6.50%, 10/25/2034 (A) (B)	97,124	96,497
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052 (A) (B)	4,468,779	4,549,587
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (A) (B)	1,933,331	1,970,514
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (A) (B)	3,493,931	3,550,018
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 3A1
0.71%, 05/25/2035 (B)	3,698,595	3,566,431
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.47%, 01/11/2037 (A) (B)	4,200,000	3,939,353
RALI Trust
Series 2007-QO1, Class A1
0.57%, 02/25/2047 (B)	562,119	438,191
Series 2007-QO4, Class A1A
0.61%, 05/25/2047 (B)	1,059,905	824,707
RBSCF Trust
Series 2010-RR3, Class WBTA
5.95%, 02/16/2051 (A) (B)	6,811,172	6,915,596
SCG Trust
Series 2013-SRP1, Class AJ
2.28%, 11/15/2026 (A) (B)	1,140,000	1,133,116
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 (A)	727,906	714,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1
2.55%, 07/25/2035 (B)	$ 709,016	$ 573,847
Series 2007-3, Class 3A1
2.70%, 04/25/2047 (B)	1,931,657	1,509,028
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
1.10%, 01/19/2034 (B)	53,519	51,709
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.00%, 03/25/2054 (A) (B)	3,946,894	3,929,931
Series 2015-5, Class A1B
2.75%, 05/25/2055 (A) (B)	4,408,068	4,353,413
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (A)	2,680,000	2,699,604
Voyager BRSTN Delaware Trust, Interest Only STRIPS
Series 2009-1, Class UAU7
0.67%, 12/26/2036 (A) (B)	219,378	211,918
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A
0.71%, 07/25/2045 (B)	66,687	62,662
Series 2007-OA6, Class 1A1B
1.07%, 07/25/2047 (B)	954,072	282,445
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 (A)	297,042	297,042

Total Mortgage-Backed Securities (Cost $178,116,722)		173,800,928

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	340,000	464,838
State of California, General Obligation Unlimited
7.60%, 11/01/2040	1,585,000	2,355,944
University of California, Revenue Bonds
Series AD
4.86%, 05/15/2112	315,000	301,326

		3,122,108

Georgia - 0.0% (I)
Municipal Electric Authority of Georgia, Revenue Bonds Series A
6.64%, 04/01/2057	295,000	351,342

Illinois - 0.1%
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	1,520,000	1,437,996

New Jersey - 0.1%
New Jersey Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	431,000	612,606

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.2%
Metropolitan Transportation Authority, Revenue Bonds
Series E
6.81%, 11/15/2040	$ 355,000	$ 470,133
New York City Water & Sewer System, Revenue Bonds
Series CC
5.88%, 06/15/2044	340,000	439,141
New York State Dormitory Authority, Revenue Bonds
Series H
5.39%, 03/15/2040	330,000	392,195
Port Authority of New York & New Jersey, Revenue Bonds
Series 181
4.96%, 08/01/2046	570,000	615,708

		1,917,177

Total Municipal Government Obligations (Cost $7,135,110)		7,441,229

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.5%
Federal Home Loan Mortgage Corp.
1.96%, 05/01/2037 (B)	99,726	103,802
1.97%, 02/01/2037 (B)	47,112	49,348
2.03%, 04/01/2037 (B)	201,115	210,313
2.23%, 01/01/2038 (B)	236,835	252,191
2.28%, 12/01/2034 (B)	23,287	24,829
2.49%, 09/01/2035 (B)	1,222,206	1,296,012
2.54%, 09/01/2037 (B)	22,602	24,034
2.62%, 05/01/2037 (B)	103,081	109,926
2.99%, 02/01/2041 (B)	712,109	757,812
5.50%, 07/01/2016 - 06/01/2041	2,348,962	2,612,161
6.00%, 04/01/2016 - 05/01/2031	593,874	669,107
Federal National Mortgage Association
1.40%, 08/01/2037 (B)	9,506	9,745
1.93%, 08/01/2034 (B)	15,718	16,406
1.98%, 01/01/2035 (B)	29,704	31,037
2.45%, 08/01/2035 (B)	71,534	74,161
2.96%, 03/01/2041 (B)	359,094	382,087
3.00%, TBA (J) (K)	62,646,000	62,646,570
3.13%, 03/01/2041 (B)	481,385	512,415
3.15%, 12/01/2040 (B)	875,612	914,050
3.35%, 06/01/2041 (B)	969,556	1,019,229
3.50%, 07/01/2028 - 01/01/2029	5,146,649	5,427,187
3.50%, TBA (J) (K)	74,527,000	77,077,901
3.50%, 09/01/2041 (B)	694,561	730,726
4.00%, TBA (J) (K)	22,898,000	24,230,020
4.50%, 02/01/2025 - 06/01/2026	3,572,788	3,834,289
5.00%, TBA (J) (K)	9,632,000	10,601,747
5.50%, 04/01/2036 - 04/01/2041	1,808,048	2,030,570
6.00%, 02/01/2034 - 02/01/2041	9,948,017	11,350,103
6.50%, 05/01/2040	2,891,149	3,304,139
7.00%, 02/01/2016 - 09/01/2016	1,045	1,051
Government National Mortgage Association, Interest Only STRIPS
0.91%, 02/16/2053 (B)	9,174,183	584,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
5.98%, 04/01/2036	$ 440,000	$ 564,530

Total U.S. Government Agency Obligations (Cost $210,870,358)		211,451,590

U.S. GOVERNMENT OBLIGATIONS - 21.1%
U.S. Treasury Bond
2.50%, 02/15/2045	1,414,000	1,268,679
2.75%, 08/15/2042	13,370,500	12,779,791
3.50%, 02/15/2039	3,049,000	3,372,481
3.63%, 02/15/2044	41,320,900	46,482,789
4.50%, 02/15/2036 (C)	9,878,200	12,659,526
4.75%, 02/15/2037 (C)	1,985,000	2,631,056
5.25%, 02/15/2029	7,696,000	10,082,360
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	1,730,197	1,890,510
2.50%, 01/15/2029	7,390,732	8,755,512
U.S. Treasury Inflation Indexed Note
0.63%, 01/15/2024	15,809,503	15,630,207
U.S. Treasury Note
0.38%, 05/31/2016 - 10/31/2016	4,023,600	4,018,059
0.88%, 04/15/2017 - 04/30/2017	23,256,800	23,248,048
1.00%, 11/30/2019	20,060,500	19,606,792
1.25%, 11/30/2018	27,368,900	27,322,920
1.63%, 03/31/2019 - 11/15/2022	39,210,800	39,082,757
1.88%, 11/30/2021	5,126,000	5,104,773
2.00%, 02/15/2025	13,447,000	13,144,967
2.25%, 11/15/2024	6,407,900	6,404,645
2.50%, 08/15/2023 - 05/15/2024	16,373,100	16,744,384

Total U.S. Government Obligations (Cost $267,510,708)		270,230,256

	Shares	Value
PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII
6.69% (B)	60,502	1,572,447

Capital Markets - 0.1%
State Street Corp.
Series D, 5.90% (B) (C)	23,039	637,720

Electric Utilities - 0.0% (I)
SCE Trust III
5.75% (B)	7,998	213,947

Thrifts & Mortgage Finance - 0.0% (I)
Federal Home Loan Mortgage Corp.
Series Z, 8.38% (B) (C) (L)	93,300	317,220
Federal National Mortgage Association
Series O, 0.00% (B) (L) (M)	1,300	7,163
Series S, 8.25% (B) (L)	81,175	284,112

		608,495

Total Preferred Stocks (Cost $4,586,141)		3,032,609

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.7%
Federal Home Loan Bank Discount Notes
0.11%, 01/08/2016 (N)	$ 3,720,000	$ 3,719,937
0.12%, 01/22/2016 (N)	5,750,000	5,749,569
0.13%, 02/03/2016 (N)	27,200,000	27,194,342
0.14%, 02/03/2016 (N)	39,361,000	39,352,813
0.23%, 02/17/2016 (N)	16,580,000	16,574,926
0.37%, 03/04/2016 (N)	3,150,000	3,148,425
0.41%, 03/04/2016 (N)	23,620,000	23,608,190
0.46%, 03/24/2016 (N)	21,305,000	21,290,790
0.47%, 03/30/2016 (N)	10,070,000	10,062,780

Total Short-Term U.S. Government Agency Obligations (Cost $150,690,301)		150,701,772

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill
0.00%, 02/04/2016 (C) (M) (N)	16,550,000	16,548,560
0.23%, 03/17/2016 (N)	8,900,000	8,898,193

Total Short-Term U.S. Government Obligations (Cost $25,445,649)		25,446,753

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (N)	41,423,590	41,423,590

Total Securities Lending Collateral (Cost $41,423,590)		41,423,590

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (N), dated 12/31/2015, to be repurchased at $9,128,009 on 01/04/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.00%, due 09/15/2017 - 09/20/2017, and with a total value of $9,311,806.	$ 9,127,979	9,127,979

Total Repurchase Agreement (Cost $9,127,979)		9,127,979

Total Investments (Cost $1,504,358,825) (O)		1,490,483,503
Net Other Assets (Liabilities) - (16.2)%		(207,535,334)

Net Assets - 100.0%		$ 1,282,948,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value at December 31, 2015
ASSETS
Investments
Asset-Backed Securities	$—	$86,708,234	$—	$86,708,234
Corporate Debt Securities	—	491,860,688	—	491,860,688
Foreign Government Obligations	—	19,257,875	—	19,257,875
Mortgage-Backed Securities	—	173,590,831	210,097	173,800,928
Municipal Government Obligations	—	7,441,229	—	7,441,229
U.S. Government Agency Obligations	—	211,451,590	—	211,451,590
U.S. Government Obligations	—	270,230,256	—	270,230,256
Preferred Stocks	3,032,609	—	—	3,032,609
Short-Term U.S. Government Agency Obligations	—	150,701,772	—	150,701,772
Short-Term U.S. Government Obligations	—	25,446,753	—	25,446,753
Securities Lending Collateral	41,423,590	—	—	41,423,590
Repurchase Agreement	—	9,127,979	—	9,127,979

Total Investments	$44,456,199	$1,445,817,207	$210,097	$1,490,483,503

Transfers (P)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (H)	$—	$—	$210,097	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $317,220,324, representing 24.7% of the Portfolio’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $40,577,293. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Security in default.
(F)	Illiquid security. Total aggregate value of illiquid securities is $89,902, representing less than 0.1% of the Portfolio’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Transferred from Level 2 to 3 because of the lack of observable market data due to a decrease in market activity for these securities.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(K)	Cash in the amount of $402,419 has been segregated by the broker as collateral for open TBA commitment transactions.
(L)	Non-income producing security.
(M)	Percentage rounds to less than 0.01% or (0.01)%.
(N)	Rate disclosed reflects the yield at December 31, 2015.
(O)	Aggregate cost for federal income tax purposes is $1,504,516,166. Aggregate gross unrealized appreciation and depreciation for all securities is $12,472,654 and $26,505,317, respectively. Net unrealized depreciation for tax purposes is $14,032,663.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES - 94.0%
Aerospace & Defense - 0.9%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 4,387,000	$ 3,075,287
6.13%, 01/15/2023 (A)	930,000	641,700
7.50%, 03/15/2025 (A)	691,000	483,700
7.75%, 03/15/2020 (A)	1,812,000	1,463,190
Triumph Group, Inc.
5.25%, 06/01/2022	1,708,000	1,374,940

		7,038,817

Airlines - 2.6%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,000,000	952,500
5.50%, 10/01/2019 (A)	4,837,000	4,776,538
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	2,183,033	2,226,693
6.13%, 07/15/2018 (A)	7,155,000	7,351,762
Continental Airlines Pass-Through Certificates
6.13%, 04/29/2018	2,240,000	2,284,800
United Airlines Pass-Through Trust
4.63%, 03/03/2024	770,000	771,925
United Continental Holdings, Inc.
6.38%, 06/01/2018	1,185,000	1,233,135

		19,597,353

Auto Components - 0.4%
Goodyear Tire & Rubber Co.
6.50%, 03/01/2021	2,500,000	2,628,125

Automobiles - 0.2%
Fiat Chrysler Automobiles NV
4.50%, 04/15/2020	430,000	435,375
General Motors Financial Co., Inc.
4.75%, 08/15/2017	1,350,000	1,399,195

		1,834,570

Banks - 3.2%
Bank of America Corp.
8.00%, 01/30/2018 (B) (C)	3,947,000	4,016,072
Barclays PLC
6.63%, 09/15/2019 (B) (C)	2,336,000	2,308,085
8.25%, 12/15/2018 (B) (C)	1,843,000	1,962,244
CIT Group, Inc.
5.00%, 08/15/2022	385,000	395,349
5.25%, 03/15/2018	1,525,000	1,574,563
5.38%, 05/15/2020	190,000	199,025
5.50%, 02/15/2019 (A)	2,290,000	2,393,050
Citigroup, Inc.
6.30%, 05/15/2024 (B) (C)	5,900,000	5,752,500
JPMorgan Chase & Co.
5.00%, 07/01/2019 (B) (C)	2,015,000	1,914,250
7.90%, 04/30/2018 (B) (C)	3,247,000	3,305,446

		23,820,584

Beverages - 0.9%
Cott Beverages, Inc.
5.38%, 07/01/2022	4,099,000	4,017,020
6.75%, 01/01/2020	2,484,000	2,564,730

		6,581,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
Concordia Healthcare Corp.
7.00%, 04/15/2023 (A)	$ 1,499,000	$ 1,300,383

Building Products - 2.7%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017	7,646,000	5,275,740
Builders FirstSource, Inc.
7.63%, 06/01/2021 (A)	2,560,000	2,694,400
10.75%, 08/15/2023 (A)	4,070,000	4,039,475
Griffon Corp.
5.25%, 03/01/2022	3,975,000	3,791,156
Norbord, Inc.
6.25%, 04/15/2023 (A)	2,237,000	2,209,038
Ply Gem Industries, Inc.
6.50%, 02/01/2022	2,522,000	2,286,075

		20,295,884

Capital Markets - 2.5%
Credit Suisse Group AG
6.25%, 12/18/2024 (A) (B) (C)	807,000	806,393
7.50%, 12/11/2023 (A) (B) (C)	4,697,000	4,931,061
Deutsche Bank AG
7.50%, 04/30/2025 (B) (C)	2,000,000	1,950,000
Goldman Sachs Capital II
4.00%, 02/01/2016 (B) (C)	11,035,000	7,779,675
Morgan Stanley
5.45%, 07/15/2019 (B) (C)	2,970,000	2,899,463
5.55%, 07/15/2020 (B) (C)	320,000	320,000

		18,686,592

Chemicals - 1.0%
Hexion, Inc.
6.63%, 04/15/2020	6,738,000	5,238,795
10.00%, 04/15/2020	1,201,000	990,825
Tronox Finance LLC
7.50%, 03/15/2022 (A)	2,217,000	1,285,860

		7,515,480

Construction & Engineering - 2.0%
Abengoa Greenfield SA
6.50%, 10/01/2019 (A)	1,767,000	194,370
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.88%, 02/15/2021 (A)	4,473,000	3,802,050
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	2,147,000	1,996,710
6.50%, 12/15/2020 (A)	814,000	784,492
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019 (A)	1,785,000	1,195,950
7.25%, 10/15/2020 (A)	1,250,000	1,075,000
8.00%, 11/01/2019 (A)	1,800,000	1,116,000
9.13%, 11/15/2020 (A)	6,000,000	4,560,000

		14,724,572

Consumer Finance - 4.3%
Ally Financial, Inc.
3.25%, 02/13/2018	872,000	867,640
5.50%, 02/15/2017	1,700,000	1,751,000
5.75%, 11/20/2025	1,121,000	1,135,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ally Financial, Inc. (continued)
6.25%, 12/01/2017	$ 2,830,000	$ 2,967,962
8.00%, 12/31/2018 - 11/01/2031	2,712,000	3,105,630
Altice Financing SA
6.63%, 02/15/2023 (A)	1,975,000	1,950,313
Altice US Finance I Corp.
5.38%, 07/15/2023 (A)	980,000	982,450
Altice US Finance II Corp.
7.75%, 07/15/2025 (A)	250,000	228,750
Altice US Financing SA
7.75%, 07/15/2025 (A)	250,000	228,750
Navient Corp.
5.50%, 01/15/2019, MTN	4,230,000	3,955,050
5.88%, 10/25/2024	2,126,000	1,700,800
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019 (A)	1,847,000	1,872,396
7.25%, 12/15/2021 (A)	1,636,000	1,640,090
Springleaf Finance Corp.
6.00%, 06/01/2020	4,250,000	4,037,500
6.90%, 12/15/2017, MTN	5,255,000	5,438,925

		31,862,269

Containers & Packaging - 1.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.51%, 12/15/2019 (A) (B)	3,620,000	3,538,550
6.25%, 01/31/2019 (A)	665,000	638,400
7.00%, 11/15/2020 (A)	774,706	761,149
Ball Corp.
4.38%, 12/15/2020	958,000	972,969
5.25%, 07/01/2025	2,466,000	2,521,485
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer, Inc.
5.63%, 12/15/2016 (A)	645,000	637,744
6.00%, 06/15/2017 (A)	915,000	885,262
Coveris Holdings SA
7.88%, 11/01/2019 (A)	2,950,000	2,573,875
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	1,078,000	1,094,170
6.38%, 08/15/2025 (A)	539,000	553,822

		14,177,426

Diversified Financial Services - 2.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.25%, 07/01/2020	800,000	806,000
4.63%, 07/01/2022	1,691,000	1,710,024
Denali Borrower LLC / Denali Finance Corp.
5.63%, 10/15/2020 (A)	7,530,000	7,887,675
Glen Meadow Pass-Through Trust
6.51%, 02/12/2067 (A) (B)	5,423,000	4,324,842
ILFC E-Capital Trust I
4.49%, 12/21/2065 (A) (B)	4,780,000	4,349,800
ILFC E-Capital Trust II
4.74%, 12/21/2065 (A) (B)	875,000	805,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.50%, 04/15/2021 (A)	$ 2,441,000	$ 2,148,080

		22,031,421

Diversified Telecommunication Services - 7.3%
CenturyLink, Inc.
7.65%, 03/15/2042	12,462,000	9,533,430
Frontier Communications Corp.
6.88%, 01/15/2025	318,000	261,953
7.63%, 04/15/2024	6,032,000	5,066,880
9.00%, 08/15/2031	675,000	567,000
10.50%, 09/15/2022 (A)	1,238,000	1,233,358
11.00%, 09/15/2025 (A)	1,563,000	1,547,370
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	2,455,000	2,645,262
7.63%, 06/15/2021	2,000,000	2,120,000
Intelsat Jackson Holdings SA
7.25%, 10/15/2020	5,570,000	4,873,750
Neptune Finco Corp.
6.63%, 10/15/2025 (A)	752,000	782,080
10.13%, 01/15/2023 (A)	752,000	783,960
10.88%, 10/15/2025 (A)	950,000	995,125
Sprint Capital Corp.
8.75%, 03/15/2032	1,090,000	817,500
UPCB Finance V, Ltd.
7.25%, 11/15/2021 (A)	4,257,000	4,523,062
UPCB Finance VI, Ltd.
6.88%, 01/15/2022 (A)	1,458,000	1,541,835
Virgin Media Finance PLC
6.00%, 10/15/2024 (A)	4,250,000	4,239,375
6.38%, 04/15/2023 (A)	945,000	959,175
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	1,750,000	1,701,875
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	2,500,000	2,475,000
7.38%, 04/23/2021 (A)	4,935,000	4,663,575
Windstream Services LLC
7.75%, 10/01/2021	4,602,000	3,621,199

		54,952,764

Electric Utilities - 1.6%
Elwood Energy LLC
8.16%, 07/05/2026	2,702,847	2,946,103
Homer City Generation, LP
8.73%, 10/01/2026
Cash Rate 8.73% (D)	7,265,625	5,812,500
Red Oak Power LLC
9.20%, 11/30/2029	800,000	852,000
Terraform Global Operating LLC
9.75%, 08/15/2022 (A)	3,244,000	2,587,090

		12,197,693

Electronic Equipment, Instruments & Components - 0.6%
Belden, Inc.
5.50%, 09/01/2022 (A)	2,514,000	2,419,725
Sanmina Corp.
4.38%, 06/01/2019 (A)	1,835,000	1,844,175

		4,263,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 1.9%
CSI Compressco, LP / Compressco Finance, Inc.
7.25%, 08/15/2022	$ 2,283,000	$ 1,689,420
Genesis Energy, LP / Genesis Energy Finance Corp.
6.75%, 08/01/2022	3,390,000	2,881,500
NuStar Logistics, LP
8.15%, 04/15/2018	2,000,000	2,042,500
Rose Rock Midstream, LP / Rose Rock Finance Corp.
5.63%, 11/15/2023 (A)	1,125,000	798,750
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021	1,615,000	1,485,800
Transocean, Inc.
7.13%, 12/15/2021	5,099,000	3,295,229
Weatherford International LLC
6.80%, 06/15/2037	1,667,000	1,166,900
Weatherford International, Ltd.
6.75%, 09/15/2040	1,042,000	734,610

		14,094,709

Food & Staples Retailing - 0.6%
Rite Aid Corp.
6.13%, 04/01/2023 (A)	1,764,000	1,825,740
6.75%, 06/15/2021	2,253,000	2,360,017

		4,185,757

Food Products - 1.5%
Aramark Services, Inc.
5.75%, 03/15/2020	895,000	925,766
JBS USA LLC / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	1,160,000	1,009,200
7.25%, 06/01/2021 (A)	2,140,000	2,123,950
Pilgrim’s Pride Corp.
5.75%, 03/15/2025 (A)	1,009,000	981,252
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	4,845,000	4,941,900
7.38%, 02/15/2022	827,000	862,148
8.00%, 07/15/2025 (A)	458,000	485,480

		11,329,696

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75%, 06/15/2023 (A)	2,800,000	2,282,000

Health Care Equipment & Supplies - 1.9%
Crimson Merger Sub, Inc.
6.63%, 05/15/2022 (A)	5,344,000	3,660,640
DJO Finco, Inc. / DJO Finance LLC
8.13%, 06/15/2021 (A)	2,156,000	1,913,450
Hologic, Inc.
5.25%, 07/15/2022 (A)	2,139,000	2,181,780
Mallinckrodt International Finance SA
4.75%, 04/15/2023	3,250,000	2,876,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
4.88%, 04/15/2020 (A)	475,000	457,187
5.63%, 10/15/2023 (A)	632,000	600,400
5.75%, 08/01/2022 (A)	2,905,000	2,788,800

		14,478,507

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 6.6%
CHS / Community Health Systems, Inc.
5.13%, 08/15/2018	$ 2,170,000	$ 2,180,850
6.88%, 02/01/2022	5,263,000	4,993,271
7.13%, 07/15/2020	2,295,000	2,286,394
8.00%, 11/15/2019	4,394,000	4,426,955
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	2,229,000	2,295,870
HCA Holdings, Inc.
6.25%, 02/15/2021	8,043,000	8,505,472
HCA, Inc.
5.88%, 02/15/2026	1,270,000	1,274,762
7.50%, 02/15/2022	3,410,000	3,776,575
HealthSouth Corp.
5.75%, 11/01/2024 - 09/15/2025 (A)	2,358,000	2,218,590
5.75%, 11/01/2024	705,000	672,394
LifePoint Health, Inc.
5.50%, 12/01/2021	5,940,000	6,043,950
Tenet Healthcare Corp.
4.38%, 10/01/2021	1,200,000	1,158,000
5.00%, 03/01/2019	745,000	687,263
5.50%, 03/01/2019	1,135,000	1,069,738
6.00%, 10/01/2020	2,910,000	3,062,775
6.75%, 06/15/2023	1,034,000	959,035
8.13%, 04/01/2022	4,042,000	4,031,895

		49,643,789

Hotels, Restaurants & Leisure - 6.4%
Boyd Gaming Corp.
6.88%, 05/15/2023	2,760,000	2,835,900
Felcor Lodging, LP
5.63%, 03/01/2023	2,250,000	2,283,750
International Game Technology PLC
6.25%, 02/15/2022 (A)	2,255,000	2,108,425
6.50%, 02/15/2025 (A)	6,632,000	5,819,580
MGM Resorts International
6.00%, 03/15/2023	1,232,000	1,222,760
6.63%, 12/15/2021	3,185,000	3,260,644
7.75%, 03/15/2022	3,385,000	3,596,562
11.38%, 03/01/2018	1,911,000	2,189,280
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	2,630,000	2,575,349
New Cotai LLC / New Cotai Capital Corp.
10.63%, 05/01/2019 (A) (D)	2,533,609	1,855,341
Pinnacle Entertainment, Inc.
7.50%, 04/15/2021	5,516,000	5,750,430
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	683,000	652,265
10.00%, 12/01/2022	5,959,000	4,230,890
Studio City Finance, Ltd.
8.50%, 12/01/2020 (A)	3,325,000	3,208,625
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	1,424,000	1,167,680
8.50%, 10/15/2022 (A)	5,205,000	4,931,737
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.63%, 09/15/2049 (A) (E) (F) (G) (J)	1,066,313	0	(H)

		47,689,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 3.1%
Beazer Homes USA, Inc.
5.75%, 06/15/2019	$ 3,139,000	$ 2,887,880
7.50%, 09/15/2021	1,824,000	1,673,520
9.13%, 05/15/2019	2,945,000	2,922,912
KB Home
4.75%, 05/15/2019	1,775,000	1,721,750
7.00%, 12/15/2021	1,575,000	1,553,344
7.63%, 05/15/2023	2,738,000	2,703,775
9.10%, 09/15/2017	1,158,000	1,249,193
Meritage Homes Corp.
4.50%, 03/01/2018	6,372,000	6,372,000
Tempur Sealy International, Inc.
5.63%, 10/15/2023 (A)	1,065,000	1,075,650
6.88%, 12/15/2020	1,034,000	1,083,115

		23,243,139

Household Products - 1.7%
Kronos Acquisition Holdings, Inc.
9.00%, 08/15/2023 (A)	1,485,000	1,269,675
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	3,150,000	3,244,500
7.13%, 04/15/2019	2,472,000	2,516,805
7.88%, 08/15/2019	985,000	1,021,937
9.88%, 08/15/2019	4,600,000	4,634,500

		12,687,417

Independent Power and Renewable Electricity Producers - 2.1%
Calpine Corp.
5.38%, 01/15/2023	370,000	332,075
5.75%, 01/15/2025	1,778,000	1,569,085
NRG Energy, Inc.
7.88%, 05/15/2021	11,042,000	10,351,875
8.25%, 09/01/2020	3,820,000	3,705,400

		15,958,435

Insurance - 1.5%
Genworth Holdings, Inc.
4.90%, 08/15/2023	577,000	383,705
7.20%, 02/15/2021	1,023,000	852,394
7.63%, 09/24/2021	4,494,000	3,732,043
Lincoln National Corp.
7.00%, 05/17/2066 (B)	8,111,000	6,245,470

		11,213,612

Machinery - 0.6%
CNH Industrial Capital LLC
3.88%, 07/16/2018	1,110,000	1,073,925
Meritor, Inc.
6.25%, 02/15/2024	1,852,000	1,583,460
6.75%, 06/15/2021	725,000	667,000
Wise Metals Group LLC / Wise Alloys Finance Corp.
8.75%, 12/15/2018 (A)	1,616,000	1,224,120

		4,548,505

Media - 8.8%
Adelphia Communications Corp.
9.25%, 10/01/2049 (I) (J)	1,305,000	6,525
10.25%, 06/15/2049 - 11/01/2049 (I) (J)	1,460,000	7,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Cablevision Systems Corp.
5.88%, 09/15/2022	$ 3,691,000	$ 3,137,350
7.75%, 04/15/2018	3,805,000	3,957,200
8.00%, 04/15/2020	3,129,000	3,050,775
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	885,000	893,850
5.75%, 01/15/2024	60,000	61,650
6.50%, 04/30/2021	4,925,000	5,122,000
7.38%, 06/01/2020	1,000,000	1,041,250
CCO Safari II LLC
4.91%, 07/23/2025 (A)	2,777,000	2,774,298
CCOH Safari LLC
5.75%, 02/15/2026 (A)	1,750,000	1,754,375
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	1,400,000	1,368,500
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	4,549,000	4,407,295
7.63%, 03/15/2020	8,515,000	7,860,437
CSC Holdings LLC
6.75%, 11/15/2021	185,000	181,763
DISH DBS Corp.
5.88%, 07/15/2022 - 11/15/2024	3,874,000	3,531,585
6.75%, 06/01/2021	3,215,000	3,239,113
7.88%, 09/01/2019	4,003,000	4,353,262
iHeartCommunications, Inc.
9.00%, 03/01/2021	250,000	174,375
10.63%, 03/15/2023	1,748,000	1,226,222
Numericable-SFR SAS
4.88%, 05/15/2019 (A)	2,550,000	2,527,688
Regal Entertainment Group
5.75%, 06/15/2023 - 02/01/2025	3,095,000	2,997,025
Unitymedia GmbH
6.13%, 01/15/2025 (A)	2,106,000	2,081,044
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	898,000	853,100
6.75%, 09/15/2022 (A)	9,061,000	9,389,461

		65,997,443

Metals & Mining - 1.4%
ArcelorMittal
7.25%, 02/25/2022	1,416,000	1,139,880
8.00%, 10/15/2039	3,333,000	2,274,772
Constellium NV
5.75%, 05/15/2024 (A)	2,699,000	1,835,320
8.00%, 01/15/2023 (A)	1,318,000	1,031,335
FMG Resources Pty, Ltd.
9.75%, 03/01/2022 (A)	856,000	783,240
Novelis, Inc.
8.38%, 12/15/2017	1,645,000	1,599,762
8.75%, 12/15/2020	307,000	281,673
Teck Resources, Ltd.
3.75%, 02/01/2023	691,000	319,588
6.00%, 08/15/2040	635,000	266,700
6.25%, 07/15/2041	2,040,000	897,600

		10,429,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.2%
Dollar Tree, Inc.
5.25%, 03/01/2020 (A)	$ 207,000	$ 213,728
5.75%, 03/01/2023 (A)	1,117,000	1,156,095

		1,369,823

Oil, Gas & Consumable Fuels - 5.1%
Antero Resources Corp.
5.38%, 11/01/2021	861,000	688,800
Berry Petroleum Co. LLC
6.38%, 09/15/2022	1,625,000	394,063
BreitBurn Energy Partners, LP / BreitBurn Finance Corp.
7.88%, 04/15/2022	3,505,000	630,900
Carrizo Oil & Gas, Inc.
7.50%, 09/15/2020	1,694,000	1,480,132
Chesapeake Energy Corp.
4.88%, 04/15/2022	692,000	192,072
6.13%, 02/15/2021	2,472,000	697,104
6.63%, 08/15/2020	3,041,000	881,890
CITGO Holding, Inc.
10.75%, 02/15/2020 (A)	3,831,000	3,716,070
CITGO Petroleum Corp.
6.25%, 08/15/2022 (A)	1,988,000	1,908,480
Concho Resources, Inc.
5.50%, 04/01/2023	2,076,000	1,920,300
Denbury Resources, Inc.
5.50%, 05/01/2022	1,087,000	360,862
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38%, 05/01/2020	3,315,000	2,113,312
Kinder Morgan, Inc.
8.05%, 10/15/2030, MTN	2,000,000	1,943,284
Linn Energy LLC / Linn Energy Finance Corp.
7.75%, 02/01/2021	4,085,000	592,325
8.63%, 04/15/2020	3,225,000	552,281
Oasis Petroleum, Inc.
6.50%, 11/01/2021	365,000	241,813
6.88%, 03/15/2022	677,000	433,280
7.25%, 02/01/2019	936,000	671,580
ONEOK, Inc.
7.50%, 09/01/2023	2,181,000	1,815,682
Peabody Energy Corp.
6.25%, 11/15/2021	420,000	57,750
6.50%, 09/15/2020	1,000,000	137,500
10.00%, 03/15/2022 (A)	1,414,000	268,660
SM Energy Co.
6.13%, 11/15/2022	3,265,000	2,399,775
6.50%, 11/15/2021 - 01/01/2023	1,544,000	1,143,240
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020 (A)	3,950,000	3,742,625
6.38%, 04/01/2023 (A)	2,760,000	2,594,400
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018 (A)	1,545,000	1,429,125
6.75%, 03/15/2024 (A)	1,685,000	1,436,463
Ultra Petroleum Corp.
6.13%, 10/01/2024 (A)	1,060,000	241,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp.
5.75%, 03/15/2021	$ 2,635,000	$ 1,920,915
WPX Energy, Inc.
8.25%, 08/01/2023	2,100,000	1,680,000

		38,285,833

Paper & Forest Products - 0.3%
Boise Cascade Co.
6.38%, 11/01/2020	2,410,000	2,482,300

Personal Products - 0.6%
Revlon Consumer Products Corp.
5.75%, 02/15/2021	4,540,000	4,392,450

Pharmaceuticals - 1.5%
Endo, Ltd. / Endo Finance LLC
6.00%, 07/15/2023 (A)	1,855,000	1,845,725
Valeant Pharmaceuticals International, Inc.
5.88%, 05/15/2023 (A)	2,853,000	2,546,302
6.38%, 10/15/2020 (A)	5,367,000	5,179,155
7.50%, 07/15/2021 (A)	1,680,000	1,675,800

		11,246,982

Professional Services - 0.4%
Ceridian HCM Holding, Inc.
11.00%, 03/15/2021 (A)	3,599,000	2,825,215

Real Estate Investment Trusts - 1.2%
CBL & Associates, LP
5.25%, 12/01/2023	3,951,000	3,779,546
Communications Sales & Leasing, Inc. / CSL Capital LLC
8.25%, 10/15/2023	1,065,000	899,925
Equinix, Inc.
5.88%, 01/15/2026	2,127,000	2,190,810
Iron Mountain, Inc.
6.00%, 10/01/2020 (A)	2,077,000	2,191,235

		9,061,516

Road & Rail - 1.1%
Aviation Capital Group Corp.
6.75%, 04/06/2021 (A)	3,464,000	3,879,680
Hertz Corp.
7.38%, 01/15/2021	3,500,000	3,631,250
7.50%, 10/15/2018	735,000	749,700

		8,260,630

Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor, Inc.
6.00%, 01/15/2022 (A)	4,230,000	4,430,925

Software - 1.9%
Ensemble S Merger Sub, Inc.
9.00%, 09/30/2023 (A)	960,000	927,600
First Data Corp.
5.00%, 01/15/2024 (A)	1,072,000	1,066,640
5.75%, 01/15/2024 (A)	1,470,000	1,447,950
6.75%, 11/01/2020 (A)	6,218,000	6,521,127
7.00%, 12/01/2023 (A)	986,000	986,000
Infor US, Inc.
5.75%, 08/15/2020 (A)	485,000	488,638
6.50%, 05/15/2022 (A)	3,253,000	2,748,785

		14,186,740

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.9%
Claire’s Stores, Inc.
9.00%, 03/15/2019 (A)	$ 6,584,000	$ 3,983,320
L Brands, Inc.
6.88%, 11/01/2035 (A)	985,000	1,012,087
Men’s Wearhouse, Inc.
7.00%, 07/01/2022	2,494,000	1,770,740

		6,766,147

Technology Hardware, Storage & Peripherals - 0.9%
Riverbed Technology, Inc.
8.88%, 03/01/2023 (A)	2,704,000	2,501,200
Seagate HDD Cayman
4.75%, 06/01/2023	3,794,000	3,320,816
4.88%, 06/01/2027 (A)	1,445,000	1,108,837

		6,930,853

Textiles, Apparel & Luxury Goods - 0.9%
Levi Strauss & Co.
6.88%, 05/01/2022	6,161,000	6,592,270

Trading Companies & Distributors - 1.3%
United Rentals North America, Inc.
5.50%, 07/15/2025	510,000	494,700
7.38%, 05/15/2020	5,950,000	6,277,250
7.63%, 04/15/2022	2,559,000	2,734,803
8.25%, 02/01/2021	134,000	140,198

		9,646,951

Wireless Telecommunication Services - 3.5%
Sprint Communications, Inc.
6.00%, 11/15/2022	2,470,000	1,741,350
7.00%, 08/15/2020	775,000	598,688
9.00%, 11/15/2018 (A)	6,075,000	6,393,937
9.13%, 03/01/2017	995,000	1,012,413
Sprint Corp.
7.25%, 09/15/2021	1,570,000	1,184,879
7.63%, 02/15/2025	2,047,000	1,494,310
7.88%, 09/15/2023	8,612,000	6,467,612
T-Mobile USA, Inc.
6.25%, 04/01/2021	815,000	839,450
6.63%, 04/28/2021	1,360,000	1,411,000
6.73%, 04/28/2022	4,671,000	4,869,517
6.84%, 04/28/2023	455,000	470,925

		26,484,081

Total Corporate Debt Securities (Cost $791,956,875)		704,254,396

LOAN ASSIGNMENTS - 0.4%
Commercial Services & Supplies - 0.2%
ADS Waste Holdings, Inc. Term Loan
3.75%, 10/09/2019 (B)	1,140,778	1,108,551

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan
9.75%, 11/06/2020 (B)	$ 2,025,000	$ 1,852,875

Total Loan Assignments (Cost $3,053,949)		2,961,426

	Shares	Value
COMMON STOCKS - 0.3%
Building Products - 0.3%
Panolam Holdings Co., GDR (F) (G) (J) (K)	1,803	1,770,546

Media - 0.0% (K)
New Cotai LLC / New Cotai Capital Corp., Class B (F) (G) (J) (K)	6	185,250

Total Common Stocks (Cost $3,265,049)		1,955,796

PREFERRED STOCK - 0.6%
Banks - 0.6%
GMAC Capital Trust I Series 2, 8.13% (B) (J)	193,625	4,910,330

Total Preferred Stock (Cost $5,109,917)		4,910,330

WARRANT - 0.0% (L)
Food Products - 0.0% (L)
American Seafoods Group LLC (J) (K) Exercise Price $0.01 Expiration Date 05/15/2018	1,265	1,265

Total Warrant (Cost $0)		1,265

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank and Trust Co. 0.03% (M), dated 12/31/2015, to be repurchased at $21,380,401 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $21,808,938.	$ 21,380,330	21,380,330

Total Repurchase Agreement (Cost $21,380,330)		21,380,330

Total Investments (Cost $824,766,120) (N)		735,463,543
Net Other Assets (Liabilities) - 1.8%		13,523,336

Net Assets - 100.0%		$ 748,986,879

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)		Value at December 31, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$704,254,396	$0	(H)	$704,254,396
Loan Assignments	—	2,961,426	—		2,961,426
Common Stocks	—	—	1,955,796		1,955,796
Preferred Stock	4,910,330	—	—		4,910,330
Warrant	1,265	—	—		1,265
Repurchase Agreement	—	21,380,330	—		21,380,330

Total Investments	$4,911,595	$728,596,152	$1,955,796		$735,463,543

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $273,776,381, representing 36.6% of the Portfolio’s net assets.
(B)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(E)	Security in default.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,955,796, representing 0.3% of the Portfolio’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Rounds to less than $1.
(I)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(J)	Illiquid security. Total aggregate value of illiquid securities is $1,970,886, representing 0.3% of the Portfolio’s net assets.
(K)	Non-income producing security.
(L)	Percentage rounds to less than 0.1% or (0.1)%.
(M)	Rate disclosed reflects the yield at December 31, 2015.
(N)	Aggregate cost for federal income tax purposes is $824,802,048. Aggregate gross unrealized appreciation and depreciation for all securities is $4,122,892 and $93,461,397, respectively. Net unrealized depreciation for tax purposes is $89,338,505.
(O)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

GDR	Global Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	9,649	$ 999,347
L-3 Communications Holdings, Inc.	3,280	391,993
Northrop Grumman Corp.	1,570	296,431
United Technologies Corp.	11,914	1,144,578

		2,832,349

Air Freight & Logistics - 0.0% (A)
FedEx Corp.	310	46,187

Airlines - 0.5%
Delta Air Lines, Inc.	4,930	249,902
United Continental Holdings, Inc. (B)	8,120	465,276

		715,178

Auto Components - 0.0% (A)
Magna International, Inc., Class A	980	39,749

Automobiles - 0.3%
Ford Motor Co.	22,640	318,998
General Motors Co.	3,024	102,846

		421,844

Banks - 3.4%
Bank of America Corp.	81,869	1,377,855
BB&T Corp.	1,240	46,884
Citigroup, Inc.	29,351	1,518,914
Fifth Third Bancorp	6,620	133,062
KeyCorp	12,410	163,688
SVB Financial Group (B)	790	93,931
Wells Fargo & Co.	34,438	1,872,050

		5,206,384

Beverages - 2.0%
Boston Beer Co., Inc., Class A (B) (C)	440	88,840
Coca-Cola Co.	13,960	599,722
Coca-Cola Enterprises, Inc.	1,020	50,225
Constellation Brands, Inc., Class A	3,399	484,153
Dr. Pepper Snapple Group, Inc.	1,519	141,571
Molson Coors Brewing Co., Class B (C)	5,300	497,776
PepsiCo, Inc.	11,866	1,185,651

		3,047,938

Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (B)	1,976	376,922
Biogen, Inc. (B)	2,434	745,656
BioMarin Pharmaceutical, Inc. (B)	1,260	131,997
Celgene Corp. (B)	7,921	948,619
Gilead Sciences, Inc.	7,906	800,008
Vertex Pharmaceuticals, Inc. (B)	2,508	315,582

		3,318,784

Building Products - 0.3%
Allegion PLC	3,250	214,240
Fortune Brands Home & Security, Inc. (C)	1,080	59,940
Masco Corp.	7,627	215,844

		490,024

Capital Markets - 1.9%
Ameriprise Financial, Inc.	760	80,879
Bank of New York Mellon Corp.	2,180	89,860
BlackRock, Inc., Class A	1,060	360,951
Charles Schwab Corp.	13,740	452,458
Goldman Sachs Group, Inc.	2,259	407,140
Invesco, Ltd.	13,313	445,719

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Morgan Stanley	22,666	$ 721,005
State Street Corp.	4,758	315,741
TD Ameritrade Holding Corp.	1,200	41,652

		2,915,405

Chemicals - 1.1%
Axiall Corp.	2,730	42,042
Dow Chemical Co.	10,261	528,236
E.I. du Pont de Nemours & Co.	8,840	588,744
Eastman Chemical Co.	2,980	201,180
Mosaic Co.	11,550	318,665
Sherwin-Williams Co.	70	18,172

		1,697,039

Communications Equipment - 0.4%
Cisco Systems, Inc.	21,678	588,666
QUALCOMM, Inc.	1,797	89,823

		678,489

Construction & Engineering - 0.2%
Fluor Corp. (C)	7,290	344,234

Construction Materials - 0.1%
Martin Marietta Materials, Inc. (C)	1,040	142,043

Consumer Finance - 0.3%
Capital One Financial Corp.	2,339	168,829
Discover Financial Services	2,280	122,253
Synchrony Financial (B)	7,636	232,211

		523,293

Containers & Packaging - 0.3%
Crown Holdings, Inc. (B)	5,951	301,716
WestRock Co.	4,260	194,341

		496,057

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B (B)	8,721	1,151,521
Intercontinental Exchange, Inc.	1,797	460,499

		1,612,020

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	27,056	930,997
Verizon Communications, Inc.	7,891	364,722

		1,295,719

Electric Utilities - 1.4%
American Electric Power Co., Inc.	1,600	93,232
Edison International	8,517	504,292
Exelon Corp.	520	14,440
NextEra Energy, Inc.	5,213	541,579
PPL Corp.	14,917	509,117
Xcel Energy, Inc. (C)	14,446	518,756

		2,181,416

Electrical Equipment - 0.4%
Eaton Corp. PLC	10,241	532,942

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	850	44,396
Corning, Inc.	3,819	69,811
TE Connectivity, Ltd.	8,475	547,570

		661,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	2,560	$ 118,144
Halliburton Co.	8,178	278,379
National Oilwell Varco, Inc. (C)	1,980	66,310
Schlumberger, Ltd.	3,289	229,408

		692,241

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	4,153	670,710
CVS Health Corp.	287	28,060
Kroger Co.	3,580	149,751
Wal-Mart Stores, Inc.	176	10,789

		859,310

Food Products - 0.9%
Archer-Daniels-Midland Co.	4,355	159,742
Hershey Co. (C)	3,490	311,552
Mead Johnson Nutrition Co., Class A (C)	360	28,422
Mondelez International, Inc., Class A	18,319	821,424

		1,321,140

Gas Utilities - 0.0% (A)
Questar Corp. (C)	2,256	43,947

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	14,986	673,021
Boston Scientific Corp. (B)	31,110	573,668
Stryker Corp. (C)	2,640	245,362

		1,492,051

Health Care Providers & Services - 2.3%
Aetna, Inc.	4,590	496,271
Cigna Corp.	1,280	187,302
Express Scripts Holding Co. (B)	4,350	380,233
HCA Holdings, Inc. (B)	650	43,959
Humana, Inc., Class A	2,700	481,977
McKesson Corp.	4,620	911,203
UnitedHealth Group, Inc.	7,723	908,534

		3,409,479

Hotels, Restaurants & Leisure - 0.7%
Chipotle Mexican Grill, Inc., Class A (B) (C)	190	91,171
Dunkin’ Brands Group, Inc. (C)	930	39,609
Royal Caribbean Cruises, Ltd., Class A	4,120	416,985
Starbucks Corp.	8,156	489,605

		1,037,370

Household Durables - 0.5%
D.R. Horton, Inc.	7,230	231,577
Harman International Industries, Inc. (C)	3,030	285,456
PulteGroup, Inc.	10,542	187,859
Toll Brothers, Inc. (B)	1,180	39,294

		744,186

Household Products - 1.1%
Kimberly-Clark Corp.	4,394	559,356
Procter & Gamble Co.	13,549	1,075,926

		1,635,282

Industrial Conglomerates - 0.6%
Danaher Corp.	1,050	97,524
General Electric Co.	24,904	775,760

		873,284

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.6%
ACE, Ltd. (C)	6,896	$ 805,797
American International Group, Inc.	6,640	411,481
Arthur J. Gallagher & Co. (C)	2,100	85,974
Lincoln National Corp.	1,210	60,815
MetLife, Inc.	16,431	792,138
Prudential Financial, Inc.	1,312	106,810
XL Group PLC, Class A	4,860	190,415

		2,453,430

Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (B)	2,102	1,420,721

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (B)	1,699	1,321,839
Alphabet, Inc., Class C	1,733	1,315,139
Facebook, Inc., Class A (B)	16,200	1,695,492

		4,332,470

IT Services - 2.1%
Accenture PLC, Class A	11,420	1,193,390
Automatic Data Processing, Inc.	570	48,290
Cognizant Technology Solutions Corp., Class A (B)	10,438	626,489
Fidelity National Information Services, Inc.	5,440	329,664
PayPal Holdings, Inc. (B)	1,380	49,956
Visa, Inc., Class A (C)	12,458	966,118

		3,213,907

Life Sciences Tools & Services - 0.3%
Illumina, Inc. (B)	970	186,187
Thermo Fisher Scientific, Inc.	2,310	327,673

		513,860

Machinery - 1.1%
Caterpillar, Inc. (C)	570	38,737
Cummins, Inc.	3,680	323,877
Deere & Co. (C)	1,170	89,236
Ingersoll-Rand PLC	2,030	112,239
PACCAR, Inc.	8,869	420,390
Parker-Hannifin Corp. (C)	3,210	311,306
Snap-on, Inc. (C)	320	54,858
Stanley Black & Decker, Inc. (C)	3,080	328,728

		1,679,371

Media - 2.6%
CBS Corp., Class B	6,640	312,943
Charter Communications, Inc., Class A (B) (C)	2,090	382,679
Comcast Corp., Class A	18,171	1,025,389
DISH Network Corp., Class A (B)	4,595	262,742
Time Warner Cable, Inc.	1,125	208,789
Time Warner, Inc.	15,425	997,535
Twenty-First Century Fox, Inc., Class A	28,518	774,549

		3,964,626

Metals & Mining - 0.0% (A)
U.S. Steel Corp. (C)	2,780	22,184

Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	1,630	29,927
CMS Energy Corp. (C)	3,807	137,356
Public Service Enterprise Group, Inc.	7,722	298,764

		466,047

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 0.5%
Dollar General Corp.	5,590	$ 401,754
Target Corp.	5,130	372,489

		774,243

Oil, Gas & Consumable Fuels - 3.4%
Cabot Oil & Gas Corp.	10,670	188,752
Chevron Corp.	12,681	1,140,783
Columbia Pipeline Group, Inc.	11,888	237,760
EOG Resources, Inc.	4,982	352,676
EQT Corp.	2,570	133,974
Exxon Mobil Corp.	17,533	1,366,697
Kinder Morgan, Inc.	4,760	71,019
Marathon Petroleum Corp.	2,790	144,634
Occidental Petroleum Corp.	10,301	696,451
Phillips 66	320	26,176
Pioneer Natural Resources Co.	2,840	356,079
Valero Energy Corp.	5,910	417,896

		5,132,897

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	1,000	88,060

Pharmaceuticals - 3.8%
Allergan PLC (B)	3,094	966,875
Bristol-Myers Squibb Co.	16,796	1,155,397
Eli Lilly & Co.	11,590	976,573
Johnson & Johnson	7,751	796,183
Merck & Co., Inc.	5,280	278,890
Mylan NV (B)	1,930	104,355
Perrigo Co. PLC (C)	509	73,652
Pfizer, Inc.	40,004	1,291,329
Valeant Pharmaceuticals International, Inc. (B)	1,200	121,980

		5,765,234

Professional Services - 0.1%
Equifax, Inc.	1,480	164,828

Real Estate Investment Trusts - 1.6%
American Tower Corp., Class A	2,730	264,674
AvalonBay Communities, Inc.	2,068	380,781
Boston Properties, Inc.	1,967	250,871
DiamondRock Hospitality Co. (C)	6,720	64,848
Equinix, Inc. (C)	458	138,499
Essex Property Trust, Inc.	200	47,882
General Growth Properties, Inc.	5,520	150,199
LaSalle Hotel Properties (C)	3,750	94,350
Liberty Property Trust, Series C	3,560	110,538
Prologis, Inc., Class A	7,053	302,715
Public Storage	290	71,833
Simon Property Group, Inc.	2,027	394,130
SL Green Realty Corp. (C)	790	89,254

		2,360,574

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	2,331	297,436
CSX Corp.	12,079	313,450
Union Pacific Corp.	10,325	807,415

		1,418,301

Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc., Class A	4,790	89,429
Avago Technologies, Ltd., Class A (C)	6,140	891,221

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp., Class A	2,990	$ 172,882
KLA-Tencor Corp.	787	54,578
Lam Research Corp.	8,947	710,571
Marvell Technology Group, Ltd. (C)	4,260	37,573
NXP Semiconductors NV (B)	1,454	122,500
Texas Instruments, Inc.	13,320	730,069

		2,808,823

Software - 2.6%
Adobe Systems, Inc. (B)	9,388	881,909
Intuit, Inc.	920	88,780
Microsoft Corp.	50,941	2,826,207
Oracle Corp.	5,650	206,394

		4,003,290

Specialty Retail - 2.2%
AutoNation, Inc. (B)	1,450	86,507
AutoZone, Inc. (B)	123	91,255
Best Buy Co., Inc. (C)	5,370	163,516
Home Depot, Inc.	9,656	1,277,006
Lowe’s Cos., Inc.	12,814	974,377
Ross Stores, Inc.	880	47,353
Tiffany & Co. (C)	1,640	125,116
TJX Cos., Inc.	8,340	591,389

		3,356,519

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	29,278	3,081,802
Hewlett Packard Enterprise Co.	11,723	178,190
HP, Inc.	21,433	253,767

		3,513,759

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (B) (C)	1,407	73,825
PVH Corp.	410	30,197
Ralph Lauren Corp., Class A	1,540	171,679
VF Corp.	6,498	404,500

		680,201

Tobacco - 0.6%
Philip Morris International, Inc.	11,017	968,504

Water Utilities - 0.1%
American Water Works Co., Inc.	1,710	102,172

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (B)	1,940	75,893

Total Common Stocks (Cost $79,322,942)		90,587,075

PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII
6.69% (D)	3,392	88,158

Capital Markets - 0.0% (A)
State Street Corp.
Series D, 5.90% (C) (D)	1,536	42,517

Electric Utilities - 0.0% (A)
SCE Trust III
5.75% (D)	320	8,560

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
PREFERRED STOCKS (continued)
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp.
Series Z, 8.38% (B) (D)	14,925	$ 50,745
Federal National Mortgage Association
Series O, 0.00% (B) (D)	600	3,306
Series S, 8.25% (B) (D)	10,800	37,800

		91,851

Total Preferred Stocks (Cost $814,042)		231,086

	Principal	Value
ASSET-BACKED SECURITIES - 2.8%
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 (E)	$ 200,000	195,306
BlueMountain CLO, Ltd.
Series 2015-2A, Class A1
1.71%, 07/18/2027 (D) (E)	235,000	231,789
BXG Receivables Note Trust
Series 2015-A, Class A
2.88%, 05/02/2030 (E)	134,429	133,230
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class C
2.24%, 09/16/2019 (E)	20,000	19,808
Series 2014-AA, Class C
2.28%, 11/15/2019 (E)	25,000	24,847
Ford Credit Auto Owner Trust
Series 2013-B, Class D
1.82%, 11/15/2019	40,000	40,126
HSBC Home Equity Loan Trust
Series 2006-3, Class M1
0.66%, 03/20/2036 (D)	235,000	230,410
ICG US CLO, Ltd.
Series 2014-1A, Class A1
1.47%, 04/20/2026 (D) (E)	235,000	229,561
JGWPT XXVI LLC
Series 2012-2A, Class A
3.84%, 10/15/2059 (E)	206,546	212,366
MVW Owner Trust
Series 2014-1A, Class A
2.25%, 09/22/2031 (E)	111,478	110,305
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2015-T4, Class AT4
3.20%, 11/15/2047 (E)	280,000	279,122
OCP CLO, Ltd.
Series 2015-8A, Class A1
1.85%, 04/17/2027 (D) (E)	220,000	217,131
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3
3.21%, 11/15/2047 (E)	290,000	289,126
Palmer Square CLO, Ltd.
Series 2015-2A, Class A1A
1.79%, 07/20/2027 (D) (E)	250,000	246,900
Santander Drive Auto Receivables Trust
Series 2013-A, Class C
3.12%, 10/15/2019 (E)	30,000	30,326

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044 (D) (E)	$ 380,000	$ 371,339
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030 (E)	41,097	41,027
Series 2014-1A, Class A
2.07%, 03/20/2030 (E)	98,389	97,576
Series 2014-2A, Class A
2.05%, 06/20/2031 (E)	89,382	89,422
Series 2014-3A, Class A
2.30%, 10/20/2031 (E)	125,607	125,296
Series 2015-1A, Class A
2.40%, 03/22/2032 (E)	72,882	72,007
Series 2015-1A, Class B
3.05%, 03/22/2032 (E)	76,051	75,206
Silverleaf Finance XVIII LLC
Series 2014-A, Class A
2.81%, 01/15/2027 (E)	96,984	95,696
SLM Private Education Loan Trust
Series 2011-C, Class A2A
3.58%, 10/17/2044 (D) (E)	100,000	104,286
Series 2013-A, Class A2B
1.38%, 05/17/2027 (D) (E)	150,000	148,831
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044 (E)	149,005	141,614
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023 (E)	74,858	74,692
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.28%, 10/15/2021 (D) (E)	290,000	288,809

Total Asset-Backed Securities (Cost $4,265,557)		4,216,154

CORPORATE DEBT SECURITIES - 15.5%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	145,000	159,007

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	54,000	55,475
5.10%, 01/15/2044	49,000	50,770

		106,245

Airlines - 0.3%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	169,528	169,630
United Airlines Pass-Through Trust
3.75%, 03/03/2028	300,000	302,640

		472,270

Auto Components - 0.1%
BorgWarner, Inc.
3.38%, 03/15/2025	105,000	99,125

Automobiles - 0.0% (A)
General Motors Co.
4.88%, 10/02/2023	30,000	30,680
6.25%, 10/02/2043	20,000	21,131

		51,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 2.7%
Bank of America Corp.
2.60%, 01/15/2019	$ 60,000	$ 60,196
4.10%, 07/24/2023	51,000	52,732
5.42%, 03/15/2017	100,000	104,089
5.75%, 12/01/2017	75,000	80,231
Barclays Bank PLC
10.18%, 06/12/2021 (E)	390,000	505,204
Branch Banking & Trust Co.
3.80%, 10/30/2026	110,000	111,677
Citigroup, Inc.
1.70%, 04/27/2018	203,000	200,988
4.50%, 01/14/2022	83,000	88,898
4.95%, 11/07/2043	20,000	21,015
6.68%, 09/13/2043	20,000	24,523
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019 (D) (E) (F)	405,000	499,972
First Horizon National Corp.
3.50%, 12/15/2020	110,000	109,045
Glitnir HF
6.33%, 07/28/2011 (E) (G) (H)	160,000	49,600
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016, MTN (E)	200,000	200,500
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (E)	200,000	196,770
JPMorgan Chase & Co.
2.00%, 08/15/2017	300,000	301,017
3.25%, 09/23/2022	239,000	240,380
4.85%, 02/01/2044	20,000	21,324
6.75%, 02/01/2024 (D) (F)	13,000	14,170
Korea Development Bank
3.50%, 08/22/2017	200,000	205,082
Macquarie Bank, Ltd.
1.65%, 03/24/2017 (E)	85,000	84,872
Nordea Bank AB
4.25%, 09/21/2022 (E)	470,000	481,454
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	100,000	99,581
6.00%, 12/19/2023	65,000	70,006
Wells Fargo & Co.
2.15%, 01/15/2019	35,000	35,196
4.13%, 08/15/2023	92,000	95,549
5.38%, 11/02/2043	67,000	71,707
5.90%, 06/15/2024 (D) (F)	43,000	43,376

		4,069,154

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	45,000	44,740
3.70%, 02/01/2024	50,000	51,011

		95,751

Biotechnology - 0.5%
AbbVie, Inc.
4.40%, 11/06/2042	168,000	156,899
Amgen, Inc.
5.65%, 06/15/2042	27,000	29,216
Celgene Corp.
3.55%, 08/15/2022	195,000	196,896
3.88%, 08/15/2025	265,000	263,927

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
3.65%, 03/01/2026	$ 105,000	$ 105,890

		752,828

Capital Markets - 1.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	205,000	209,016
Bank of New York Mellon Corp.
2.10%, 01/15/2019, MTN	50,000	50,232
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/2020 (E)	70,000	69,337
Deutsche Bank AG
1.68%, 08/20/2020 (D)	70,000	70,100
6.00%, 09/01/2017	115,000	121,806
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	42,000	42,106
4.25%, 10/21/2025	220,000	218,319
6.25%, 02/01/2041	20,000	23,856
6.75%, 10/01/2037	20,000	23,379
7.50%, 02/15/2019, MTN	195,000	223,131
Macquarie Group, Ltd.
6.25%, 01/14/2021 (E)	300,000	334,833
Morgan Stanley
5.00%, 11/24/2025	66,000	70,062
7.30%, 05/13/2019, MTN	380,000	436,509
Oaktree Capital Management, LP
6.75%, 12/02/2019 (E)	175,000	198,805
State Street Capital Trust IV
1.51%, 06/01/2077 (D)	11,000	8,993
UBS AG
7.63%, 08/17/2022	250,000	285,000

		2,385,484

Chemicals - 0.1%
LyondellBasell Industries NV
5.00%, 04/15/2019	60,000	63,828
Monsanto Co.
4.40%, 07/15/2044	110,000	91,073

		154,901

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC
3.85%, 11/15/2024 (E)	140,000	140,053
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017 (E)	200,000	198,234

		338,287

Communications Equipment - 0.0% (A)
Cisco Systems, Inc.
2.13%, 03/01/2019	50,000	50,429

Construction Materials - 0.1%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	200,000	196,289

Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	183,000	181,331

Containers & Packaging - 0.1%
International Paper Co.
4.75%, 02/15/2022	126,000	134,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.1%
General Electric Capital Corp.
6.88%, 01/10/2039, MTN	$ 20,000	$ 27,262
Kaupthing Bank Hf
7.13%, 05/19/2016 (E) (G) (H)	130,000	1
7.63%, 02/28/2015, MTN (E) (G) (H)	710,000	165,075

		192,338

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
2.45%, 06/30/2020	255,000	251,130
3.40%, 05/15/2025	130,000	124,942
4.35%, 06/15/2045	70,000	59,883
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	54,000	49,545
Sprint Capital Corp.
6.88%, 11/15/2028	24,000	16,740
Verizon Communications, Inc.
3.45%, 03/15/2021	130,000	133,002
4.50%, 09/15/2020	42,000	45,125
5.15%, 09/15/2023	120,000	131,919
6.55%, 09/15/2043	127,000	150,775

		963,061

Electric Utilities - 0.7%
Appalachian Power Co.
3.40%, 06/01/2025	140,000	136,618
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	65,000	67,057
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	44,933
8.88%, 11/15/2018	9,000	10,550
Commonwealth Edison Co.
4.70%, 01/15/2044	42,000	44,178
Duke Energy Carolinas LLC
4.25%, 12/15/2041	58,000	57,812
Duke Energy Corp.
3.75%, 04/15/2024	11,000	11,145
Entergy Arkansas, Inc.
3.70%, 06/01/2024	61,000	62,215
Georgia Power Co.
3.00%, 04/15/2016	117,000	117,649
Jersey Central Power & Light Co.
7.35%, 02/01/2019	35,000	39,392
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 (E)	65,000	69,363
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	12,000	12,471
5.30%, 06/01/2042	25,000	26,019
Pacific Gas & Electric Co.
4.75%, 02/15/2044	17,000	17,665
PacifiCorp
3.60%, 04/01/2024	130,000	134,340
5.75%, 04/01/2037	25,000	29,350
Progress Energy, Inc.
4.88%, 12/01/2019	6,000	6,433
Public Service Electric & Gas Co.
3.00%, 05/15/2025	140,000	138,233

		1,025,423

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.00%, 12/21/2020 (E)	$ 100,000	$ 98,708
Schlumberger Investment SA
3.65%, 12/01/2023	33,000	33,479
Weatherford International, Ltd.
5.95%, 04/15/2042 (C)	35,000	24,588

		156,775

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.25%, 08/12/2019	70,000	69,908
5.30%, 12/05/2043	14,000	15,037
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	41,000	39,815
4.30%, 04/22/2044	60,000	61,168
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	135,000	132,398
Whole Foods Market, Inc.
5.20%, 12/03/2025 (E)	170,000	169,748

		488,074

Food Products - 0.1%
Kraft Heinz Foods Co.
2.80%, 07/02/2020 (E)	115,000	114,703
Mondelez International, Inc.
2.25%, 02/01/2019	60,000	59,978

		174,681

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
2.68%, 12/15/2019	80,000	80,436
Boston Scientific Corp.
2.65%, 10/01/2018	56,000	56,294

		136,730

Health Care Providers & Services - 0.4%
Aetna, Inc.
4.75%, 03/15/2044	14,000	14,192
Anthem, Inc.
1.88%, 01/15/2018	76,000	75,670
2.30%, 07/15/2018	104,000	103,804
3.30%, 01/15/2023	25,000	24,296
3.70%, 08/15/2021	8,000	8,176
Coventry Health Care, Inc.
5.45%, 06/15/2021	66,000	72,899
Express Scripts Holding Co.
4.75%, 11/15/2021	135,000	144,755
Tenet Healthcare Corp.
6.25%, 11/01/2018	55,000	57,887
UnitedHealth Group, Inc.
3.38%, 11/15/2021	19,000	19,639

		521,318

Household Products - 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	100,000	103,000

Industrial Conglomerates - 0.4%
General Electric Co.
4.00%, 06/15/2022 (D) (F)	555,525	555,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.8%
American International Group, Inc.
4.13%, 02/15/2024	$ 41,000	$ 42,103
8.18%, 05/15/2068 (D)	41,000	53,915
Fidelity National Financial, Inc.
5.50%, 09/01/2022	60,000	63,679
Genworth Holdings, Inc.
7.63%, 09/24/2021	45,000	37,370
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	375,000	424,917
Lincoln National Corp.
8.75%, 07/01/2019	240,000	288,244
Metropolitan Life Global Funding I
1.30%, 04/10/2017 (E)	195,000	194,926
Pacific Life Insurance Co.
9.25%, 06/15/2039 (E)	220,000	319,585
Principal Financial Group, Inc.
8.88%, 05/15/2019	105,000	125,637
Prudential Financial, Inc.
5.38%, 06/21/2020, MTN	141,000	156,760
7.38%, 06/15/2019, MTN	80,000	92,841
Reinsurance Group of America, Inc.
3.18%, 12/15/2065 (D)	441,000	360,517
Swiss Re Capital I, LP
6.85%, 05/25/2016 (D) (E) (F)	70,000	70,728
ZFS Finance USA Trust II
6.45%, 12/15/2065 (D) (E)	500,000	505,250

		2,736,472

IT Services - 0.1%
MasterCard, Inc.
2.00%, 04/01/2019	53,000	53,208
3.38%, 04/01/2024	33,000	33,724

		86,932

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	105,000	104,629
2.40%, 02/01/2019	133,000	132,941
5.30%, 02/01/2044	6,000	6,411

		243,981

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd.
2.13%, 04/27/2020 (E)	200,000	195,581

Media - 0.4%
CBS Corp.
4.63%, 05/15/2018	23,000	24,331
5.75%, 04/15/2020	20,000	22,199
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	100,000	97,500
Comcast Corp.
5.88%, 02/15/2018	116,000	126,344
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	67,000	70,964
5.00%, 03/01/2021	34,000	36,666
NBCUniversal Media LLC
4.38%, 04/01/2021	209,000	227,022
4.45%, 01/15/2043	47,000	46,049

		651,075

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (C)	$ 44,000	$ 41,660
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	45,000	25,650
Novelis, Inc.
8.75%, 12/15/2020	110,000	100,925
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (C)	18,000	16,325

		184,560

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	22,333
4.88%, 03/01/2044	33,000	33,491
PG&E Corp.
2.40%, 03/01/2019	26,000	25,945

		81,769

Oil, Gas & Consumable Fuels - 0.9%
Apache Corp.
4.25%, 01/15/2044	15,000	11,743
4.75%, 04/15/2043	22,000	18,385
BP Capital Markets PLC
2.24%, 05/10/2019	95,000	95,126
Energy Transfer Partners, LP
5.95%, 10/01/2043	35,000	28,079
EOG Resources, Inc.
2.45%, 04/01/2020	88,000	87,048
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	150,109
Husky Energy, Inc.
4.00%, 04/15/2024	45,000	41,185
Kerr-McGee Corp.
6.95%, 07/01/2024	50,000	53,715
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024	117,000	100,947
Laredo Petroleum, Inc.
7.38%, 05/01/2022	60,000	55,200
MEG Energy Corp.
6.50%, 03/15/2021 (E)	50,000	35,000
Murphy Oil Corp.
2.50%, 12/01/2017	61,000	55,947
Nexen Energy ULC
5.88%, 03/10/2035	10,000	10,815
Noble Energy, Inc.
6.00%, 03/01/2041	22,000	18,968
8.25%, 03/01/2019	47,000	52,565
Peabody Energy Corp.
6.25%, 11/15/2021	45,000	6,187
Petrobras Global Finance BV
6.25%, 03/17/2024	70,000	50,225
Petroleos Mexicanos
3.50%, 07/18/2018 - 01/30/2023	135,000	129,166
Range Resources Corp.
5.75%, 06/01/2021	10,000	7,900
Shell International Finance BV
2.00%, 11/15/2018	86,000	86,100
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	36,413
4.63%, 03/01/2034	35,000	33,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Western Gas Partners, LP
5.38%, 06/01/2021	$ 76,000	$ 76,926
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	8,980
7.88%, 09/01/2021	33,000	29,700
Williams Partners, LP
5.40%, 03/04/2044	35,000	23,458

		1,302,978

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.80%, 03/15/2025	140,000	139,285
Actavis, Inc.
4.63%, 10/01/2042	58,000	55,136
Bristol-Myers Squibb Co.
4.50%, 03/01/2044 (C)	67,000	72,429
Perrigo Co. PLC
2.30%, 11/08/2018	200,000	197,161
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	12,000	12,169

		476,180

Real Estate Investment Trusts - 1.0%
CBL & Associates, LP
5.25%, 12/01/2023	190,000	181,755
EPR Properties
4.50%, 04/01/2025	225,000	213,890
Host Hotels & Resorts, LP
4.00%, 06/15/2025	85,000	81,481
Kilroy Realty, LP
4.25%, 08/15/2029	265,000	259,690
Realty Income Corp.
3.88%, 07/15/2024	190,000	186,387
Simon Property Group, LP
3.38%, 10/01/2024	280,000	282,649
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	20,000	19,721
Vereit Operating Partnership, LP
2.00%, 02/06/2017	95,000	94,050
3.00%, 02/06/2019	60,000	57,720
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019 (E)	180,000	178,517

		1,555,860

Road & Rail - 0.1%
Aviation Capital Group Corp.
7.13%, 10/15/2020 (E)	153,000	175,185
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	18,000	17,738
3.75%, 04/01/2024	12,000	12,293

		205,216

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp.
2.45%, 07/29/2020	190,000	192,173
KLA-Tencor Corp.
4.13%, 11/01/2021	155,000	155,225

		347,398

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.1%
Microsoft Corp.
2.70%, 02/12/2025 (C)	$ 140,000	$ 136,597

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020 (E)	185,000	185,424
HP, Inc.
3.75%, 12/01/2020 (C)	11,000	10,915

		196,339

Tobacco - 0.2%
Altria Group, Inc.
4.00%, 01/31/2024	33,000	34,187
Philip Morris International, Inc.
4.88%, 11/15/2043	25,000	26,431
RJ Reynolds Tobacco Co.
8.13%, 06/23/2019	205,000	241,227

		301,845

Trading Companies & Distributors - 0.2%
International Lease Finance Corp.
6.75%, 09/01/2016 (E)	265,000	272,288

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	196,524
Crown Castle Towers LLC
4.88%, 08/15/2040 (E)	155,000	165,698
6.11%, 01/15/2040 (E)	335,000	365,369
SBA Tower Trust
2.24%, 04/15/2043 (E)	65,000	63,712
Sprint Communications, Inc.
9.00%, 11/15/2018 (E)	95,000	99,987
Sprint Corp.
7.88%, 09/15/2023	45,000	33,795
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,149
6.63%, 04/28/2021	15,000	15,563
6.73%, 04/28/2022	15,000	15,638
6.84%, 04/28/2023	5,000	5,175

		966,610

Total Corporate Debt Securities (Cost $24,651,904)		23,506,087

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Export-Import Bank of Korea
4.00%, 01/11/2017	200,000	204,305
Indonesia Government International Bond
5.38%, 10/17/2023 (E)	225,000	233,930
Mexico Government International Bond
4.00%, 10/02/2023	180,000	182,340
Peruvian Government International Bond
7.35%, 07/21/2025	100,000	125,375

Total Foreign Government Obligations (Cost $744,397)		745,950

MORTGAGE-BACKED SECURITIES - 5.3%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.26%, 02/25/2035 (D)	14,691	14,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2007-22, Class 2A16
6.50%, 09/25/2037	$ 238,336	$ 185,855
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.56%, 06/10/2049 (D)	76,033	78,595
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.55%, 06/15/2049 (D) (E)	102,250	106,001
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (E)	140,000	138,432
Series 2012-TFT, Class C
3.47%, 06/05/2030 (D) (E)	315,000	299,202
BBCMS Trust
Series 2013-TYSN, Class B
4.04%, 09/05/2032 (E)	245,000	257,314
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	90,542	92,490
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	59,724	61,501
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (D)	55,077	57,847
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.63%, 12/25/2046 (D)	122,631	68,206
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	45,000	46,466
Series 2014-GC19, Class A4
4.02%, 03/10/2047	65,000	68,203
Series 2015-GC27, Class B
3.77%, 02/10/2048	157,700	149,691
Citigroup Commercial Mortgage Trust, Interest Only STRIPS
Series 2013-SMP, Class XA
0.80%, 01/12/2030 (D) (E)	1,207,112	16,182
Citigroup Mortgage Loan Trust
Series 2015-A, Class A1
3.50%, 06/25/2058 (D)	284,424	284,411
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 (D) (E)	160,000	164,632
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (D)	20,000	21,631
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (E)	100,000	100,760
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	45,000	46,669
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (E)	132,000	131,995
Series 2014-CR14, Class B
4.61%, 02/10/2047 (D)	45,000	48,239
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (D)	35,000	36,359

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Core Industrial Trust
Series 2015-CALW, Class B
3.25%, 02/10/2034 (E)	$ 225,000	$ 223,617
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.15%, 08/26/2036 (D) (E)	206,079	203,687
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (E)	98,635	99,122
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 (D) (E)	85,075	87,420
Series 2010-RR2, Class 2A
5.95%, 09/15/2039 (D) (E)	67,679	70,141
Series 2013-8R, Class 3A1
0.32%, 03/27/2036 (D) (E)	161,077	157,437
Series 2014-4R, Class 21A1
0.55%, 12/27/2035 (D) (E)	264,089	240,487
GE Commercial Mortgage Corp. Trust
Series 2007-C1, Class AAB
5.48%, 12/10/2049	3,498	3,501
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A
3.02%, 03/18/2035 (D)	192,262	188,118
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027 (D) (E)	100,000	95,515
GS Mortgage Securities Trust
Series 2013-G1, Class A2
3.56%, 04/10/2031 (D) (E)	285,000	281,688
Hilton USA Trust, Interest Only STRIPS
Series 2013-HLT, Class X1FX
0.09%, 11/05/2030 (D) (E)	4,500,000	45
Impac CMB Trust
Series 2004-6, Class 1A1
1.22%, 10/25/2034 (D)	97,151	92,605
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
4.17%, 08/25/2037 (D)	213,371	164,560
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.49%, 12/12/2044 (D)	40,850	40,805
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (D)	133,189	136,162
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (D)	110,201	115,394
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	81,181	83,685
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (D)	62,959	64,671
JPMorgan Re-REMIC Trust
Series 2014-2, Class 6A1
2.75%, 05/26/2037 (D) (E)	256,505	257,412
LB Commercial Mortgage Trust
Series 2007-C3, Class A1A
5.85%, 07/15/2044 (D)	28,098	29,105
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AM
6.16%, 09/15/2045 (D)	30,000	32,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
1.06%, 10/25/2028 (D)	$ 56,225	$ 54,842
Merrill Lynch Mortgage Trust
Series 2007-C1, Class A1A
5.84%, 06/12/2050 (D)	35,869	36,941
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.72%, 04/12/2049 (D)	85,000	88,075
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	124,199	127,200
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	30,000	30,794
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (D)	34,001	35,269
Series 2007-IQ15, Class AM
5.92%, 06/11/2049 (D)	55,000	57,600
Morgan Stanley Re-REMIC Trust
Series 2012-XA, Class A
2.00%, 07/27/2049 (E)	24,448	24,314
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (D) (E)	318,077	314,463
Motel 6 Trust
Series 2015-MTL6, Class C
3.64%, 02/05/2030 (E)	545,000	539,149
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052 (D) (E)	189,672	193,101
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (D) (E)	80,277	81,821
Series 2014-2A, Class A3
3.75%, 05/25/2054	223,773	227,238
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (D) (E)	154,469	156,948
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.47%, 01/11/2037 (D) (E)	130,000	121,932
SCG Trust
Series 2013-SRP1, Class A
1.73%, 11/15/2026 (D) (E)	100,000	100,316
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 (E)	16,928	16,606
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
1.10%, 01/19/2034 (D)	126,499	122,221
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.00%, 03/25/2054 (D) (E)	179,404	178,633
Series 2015-5, Class A1B
2.75%, 05/25/2055 (D) (E)	209,676	207,076
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 (E)	225,000	226,646

Total Mortgage-Backed Securities (Cost $8,301,955)		8,083,863

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	$ 15,000	$ 20,507
State of California, General Obligation Unlimited
7.60%, 11/01/2040	60,000	89,184
University of California, Revenue Bonds Series AD
4.86%, 05/15/2112	10,000	9,566

		119,257

Georgia - 0.0% (A)
Municipal Electric Authority of Georgia, Revenue Bonds Series A
6.64%, 04/01/2057	10,000	11,910

Illinois - 0.0% (A)
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	55,000	52,033

New Jersey - 0.0% (A)
New Jersey Turnpike Authority, Revenue Bonds Series F
7.41%, 01/01/2040	16,000	22,742

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E
6.81%, 11/15/2040	15,000	19,865
New York City Water & Sewer System, Revenue Bonds Series CC
5.88%, 06/15/2044	15,000	19,374
New York State Dormitory Authority, Revenue Bonds Series H
5.39%, 03/15/2040	10,000	11,884
Port Authority of New York & New Jersey, Revenue Bonds Series 181
4.96%, 08/01/2046	20,000	21,604

		72,727

Total Municipal Government Obligations (Cost $266,954)		278,669

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.7%
Federal Home Loan Mortgage Corp.
2.99%, 02/01/2041 (D)	24,555	26,131
5.50%, 06/01/2041	48,173	53,583
Federal National Mortgage Association
Zero Coupon, 10/09/2019	190,000	175,943
2.96%, 03/01/2041 (D)	18,900	20,110
3.00%, TBA (I)	2,955,000	2,955,027
3.13%, 03/01/2041 (D)	18,622	19,823
3.15%, 12/01/2040 (D)	23,378	24,404
3.33%, 10/25/2023 (D)	55,000	57,249
3.50%, 11/01/2028 - 01/01/2029	159,460	168,134
3.50%, TBA (I)	3,673,000	3,800,806
3.50%, 09/01/2041 (D)	31,571	33,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.00%, 10/01/2025 - 07/01/2026	$ 57,598	$ 61,061
4.00%, TBA (I)	1,019,000	1,078,277
4.50%, 02/01/2025 - 06/01/2026	180,320	193,621
5.00%, TBA (I)	459,000	505,212
5.50%, 09/01/2036 - 08/01/2037	331,443	375,585
6.00%, 02/01/2038 - 02/01/2041	422,156	478,908
6.50%, 05/01/2040	89,642	102,448
Government National Mortgage Association, Interest Only STRIPS
0.91%, 02/16/2053 (D)	275,488	17,539

Total U.S. Government Agency Obligations (Cost $10,149,637)		10,147,076

U.S. GOVERNMENT OBLIGATIONS - 8.2%
U.S. Treasury Bond
2.75%, 08/15/2042	584,500	558,677
3.50%, 02/15/2039	160,000	176,975
3.63%, 02/15/2044	2,077,300	2,336,801
4.50%, 02/15/2036	482,000	617,713
4.75%, 02/15/2037	114,000	151,104
5.25%, 02/15/2029	497,000	651,109
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	81,742	89,315
2.50%, 01/15/2029	302,094	357,879
U.S. Treasury Inflation Indexed Note
0.63%, 01/15/2024	1,019,330	1,007,770
U.S. Treasury Note
0.38%, 05/31/2016	120,000	119,953
0.88%, 04/15/2017 - 04/30/2017	1,425,400	1,424,935
1.00%, 11/30/2019	171,400	167,523
1.25%, 11/30/2018	1,442,300	1,439,877
1.63%, 03/31/2019 - 11/15/2022	1,906,000	1,901,226
1.88%, 11/30/2021	155,000	154,358
2.00%, 02/15/2025	780,000	762,480
2.25%, 11/15/2024	155,400	155,321
2.50%, 08/15/2023 - 05/15/2024	330,500	337,838

Total U.S. Government Obligations (Cost $12,308,417)		12,410,854

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.8%
Federal Home Loan Bank Discount Notes
0.11%, 01/08/2016 (J)	394,000	393,993
0.12%, 01/22/2016 (J)	336,000	335,975
0.13%, 02/03/2016 (J)	1,050,000	1,049,782
0.14%, 02/03/2016 (J)	1,660,000	1,659,655

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
0.23%, 02/17/2016 (J)	$ 1,380,000	$ 1,379,578
0.37%, 03/04/2016 (J)	100,000	99,950
0.41%, 03/04/2016 (J)	990,000	989,505
0.46%, 03/24/2016 (J)	845,000	844,436
0.47%, 03/30/2016 (J)	470,000	469,663

Total Short-Term U.S. Government Agency Obligations (Cost $7,222,063)		7,222,537

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.00% (K), 02/04/2016 (J)	796,000	795,931
0.19%, 04/28/2016 (J) (L)	70,000	69,941
0.23%, 03/17/2016 (J)	420,000	419,915

Total Short-Term U.S. Government Obligations (Cost $1,285,751)		1,285,787

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (J)	7,774,676	7,774,676

Total Securities Lending Collateral (Cost $7,774,676)		7,774,676

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (J), dated 12/31/2015, to be repurchased at $801,415 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $824,563.	$ 801,413	801,413

Total Repurchase Agreement (Cost $801,413)		801,413

Total Investments (Cost $157,909,708) (M)		167,291,227
Net Other Assets (Liabilities) - (10.4)%		(15,698,724)

Net Assets - 100.0%		$ 151,592,503

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	6	03/18/2016	$8,968	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$90,587,075	$—	$—	$90,587,075
Preferred Stocks	231,086	—	—	231,086
Asset-Backed Securities	—	4,216,154	—	4,216,154
Corporate Debt Securities	—	23,506,087	—	23,506,087
Foreign Government Obligations	—	745,950	—	745,950
Mortgage-Backed Securities	—	8,083,863	—	8,083,863
Municipal Government Obligations	—	278,669	—	278,669
U.S. Government Agency Obligations	—	10,147,076	—	10,147,076
U.S. Government Obligations	—	12,410,854	—	12,410,854
Short-Term U.S. Government Agency Obligations	—	7,222,537	—	7,222,537
Short-Term U.S. Government Obligations	—	1,285,787	—	1,285,787
Securities Lending Collateral	7,774,676	—	—	7,774,676
Repurchase Agreement	—	801,413	—	801,413

Total Investments	$98,592,837	$68,698,390	$—	$167,291,227

Other Financial Instruments
Futures Contracts (O)	$8,968	$—	$—	$8,968

Total Other Financial Instruments	$8,968	$—	$—	$8,968

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	All or a portion of the security is on loan. The total value of all securities on loan is $7,606,822. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate security. The rate disclosed is as of December 31, 2015.
(E)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $15,676,124, representing 10.3% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security in default.
(H)	Illiquid security. Total aggregate value of illiquid securities is $214,676, representing 0.1% of the Portfolio’s net assets.
(I)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2015.
(J)	Rate disclosed reflects the yield at December 31, 2015.
(K)	Percentage rounds to less than 0.01% or (0.01)%.
(L)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $69,941.
(M)	Aggregate cost for federal income tax purposes is $158,693,438. Aggregate gross unrealized appreciation and depreciation for all securities is $15,508,120 and $6,910,331, respectively. Net unrealized appreciation for tax purposes is $8,597,789.
(N)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 3.6%
General Dynamics Corp.	41,610	$ 5,715,549
Huntington Ingalls Industries, Inc.	31,426	3,986,388
Northrop Grumman Corp.	68,617	12,955,576
Spirit Aerosystems Holdings, Inc., Class A (A)	140,870	7,053,361

		29,710,874

Air Freight & Logistics - 1.0%
FedEx Corp.	53,687	7,998,826

Airlines - 4.9%
Alaska Air Group, Inc.	128,731	10,364,133
American Airlines Group, Inc.	22,343	946,226
Delta Air Lines, Inc.	208,585	10,573,174
JetBlue Airways Corp. (A)	45,920	1,040,088
Southwest Airlines Co.	194,041	8,355,405
United Continental Holdings, Inc. (A)	163,900	9,391,470

		40,670,496

Auto Components - 2.6%
Cooper Tire & Rubber Co.	82,527	3,123,647
Dana Holding Corp. (B)	77,731	1,072,688
Goodyear Tire & Rubber Co.	205,707	6,720,448
Lear Corp.	88,386	10,856,452

		21,773,235

Automobiles - 0.7%
General Motors Co.	180,000	6,121,800

Banks - 12.2%
Bank of America Corp.	1,511,980	25,446,623
Citigroup, Inc.	443,750	22,964,062
Huntington Bancshares, Inc., Class A (B)	625,460	6,917,588
JPMorgan Chase & Co.	503,922	33,273,970
SunTrust Banks, Inc.	286,014	12,252,840

		100,855,083

Beverages - 1.5%
Dr. Pepper Snapple Group, Inc.	37,300	3,476,360
PepsiCo, Inc.	92,564	9,248,995

		12,725,355

Biotechnology - 2.5%
Gilead Sciences, Inc.	98,345	9,951,531
United Therapeutics Corp. (A) (B)	68,194	10,679,862

		20,631,393

Capital Markets - 0.9%
Goldman Sachs Group, Inc.	20,295	3,657,768
T. Rowe Price Group, Inc. (B)	39,840	2,848,162
Waddell & Reed Financial, Inc., Class A	40,996	1,174,945

		7,680,875

Chemicals - 1.7%
CF Industries Holdings, Inc., Class B	170,150	6,943,821
LyondellBasell Industries NV, Class A	81,352	7,069,489

		14,013,310

Communications Equipment - 0.5%
Juniper Networks, Inc.	160,560	4,431,456

Consumer Finance - 1.7%
Ally Financial, Inc. (A)	443,588	8,268,480
Capital One Financial Corp.	78,920	5,696,446

		13,964,926

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 0.6%
International Paper Co.	136,200	$ 5,134,740

Diversified Financial Services - 2.5%
Moody’s Corp.	102,600	10,294,884
Voya Financial, Inc.	268,365	9,905,352

		20,200,236

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	255,801	8,802,112
Verizon Communications, Inc.	259,140	11,977,451

		20,779,563

Electric Utilities - 3.6%
American Electric Power Co., Inc.	185,800	10,826,566
Edison International	114,655	6,788,723
Entergy Corp., Class B (B)	174,275	11,913,439

		29,528,728

Electronic Equipment, Instruments & Components - 1.3%
Flextronics International, Ltd. (A)	433,620	4,860,880
Jabil Circuit, Inc.	253,305	5,899,474

		10,760,354

Energy Equipment & Services - 5.9%
Dril-Quip, Inc., Class A (A) (B)	11,300	669,299
Ensco PLC, Class A (B)	679,858	10,463,015
Helmerich & Payne, Inc. (B)	42,022	2,250,278
Nabors Industries, Ltd.	324,000	2,757,240
National Oilwell Varco, Inc. (B)	41,170	1,378,783
Noble Corp. PLC (B)	833,537	8,793,815
Oceaneering International, Inc.	117,108	4,393,892
Oil States International, Inc. (A)	235,100	6,406,475
Rowan Cos. PLC, Class A (B)	541,869	9,184,680
Transocean, Ltd. (B)	202,259	2,503,966

		48,801,443

Food & Staples Retailing - 1.5%
Kroger Co.	257,835	10,785,238
Whole Foods Market, Inc. (B)	39,941	1,338,024

		12,123,262

Food Products - 1.9%
Bunge, Ltd.	102,004	6,964,833
Cal-Maine Foods, Inc. (B)	121,414	5,626,325
Ingredion, Inc.	34,150	3,272,936

		15,864,094

Health Care Providers & Services - 2.2%
Anthem, Inc. (B)	6,041	842,357
Cardinal Health, Inc.	79,097	7,060,989
McKesson Corp.	37,157	7,328,475
Owens & Minor, Inc. (B)	35,929	1,292,726
Quest Diagnostics, Inc.	25,400	1,806,956

		18,331,503

Independent Power and Renewable Electricity Producers - 1.1%
AES Corp.	894,439	8,559,781
NRG Energy, Inc.	55,867	657,555

		9,217,336

Insurance - 9.9%
Allstate Corp.	200,800	12,467,672
American International Group, Inc.	289,300	17,927,921
Assurant, Inc. (B)	45,700	3,680,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Assured Guaranty, Ltd.	247,418	$ 6,539,258
Axis Capital Holdings, Ltd.	59,080	3,321,478
Everest RE Group, Ltd.	32,550	5,959,579
Genworth Financial, Inc., Class A (A) (B)	735,332	2,742,788
Hartford Financial Services Group, Inc.	45,916	1,995,509
Lincoln National Corp.	86,400	4,342,464
Prudential Financial, Inc.	9,680	788,049
Reinsurance Group of America, Inc., Class A	26,850	2,297,018
Travelers Cos., Inc.	125,704	14,186,953
Unum Group	153,880	5,122,665

		81,372,032

Internet Software & Services - 2.4%
eBay, Inc. (A)	382,907	10,522,284
VeriSign, Inc. (A) (B)	107,604	9,400,286

		19,922,570

IT Services - 0.4%
Amdocs, Ltd.	53,227	2,904,597

Machinery - 0.3%
Trinity Industries, Inc.	109,048	2,619,333

Multi-Utilities - 1.1%
Public Service Enterprise Group, Inc.	224,300	8,678,167

Multiline Retail - 0.1%
Big Lots, Inc. (B)	21,841	841,752

Oil, Gas & Consumable Fuels - 6.2%
EOG Resources, Inc.	20,120	1,424,295
Exxon Mobil Corp.	29,329	2,286,195
Hess Corp.	15,460	749,501
Marathon Oil Corp.	186,530	2,348,413
Marathon Petroleum Corp.	238,231	12,349,895
Murphy Oil Corp. (B)	130,044	2,919,488
Tesoro Corp.	106,316	11,202,517
Valero Energy Corp.	195,068	13,793,258
Western Refining, Inc.	114,435	4,076,175

		51,149,737

Paper & Forest Products - 0.2%
Domtar Corp.	45,519	1,681,927

Personal Products - 1.2%
Herbalife, Ltd. (A) (B)	141,830	7,604,925
Nu Skin Enterprises, Inc., Class A (B)	58,114	2,201,939

		9,806,864

Pharmaceuticals - 7.1%
Johnson & Johnson	293,333	30,131,166
Pfizer, Inc.	887,099	28,635,555

		58,766,721

Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	230,384	2,849,850
Mack-Cali Realty Corp.	49,990	1,167,266
RLJ Lodging Trust	84,060	1,818,218

		5,835,334

Real Estate Management & Development - 1.4%
CBRE Group, Inc., Class A (A)	232,264	8,031,689
Jones Lang LaSalle, Inc.	20,423	3,264,821

		11,296,510

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	549,430	$ 18,927,863

Software - 4.8%
Aspen Technology, Inc. (A) (B)	55,452	2,093,868
Cadence Design Systems, Inc. (A)	55,536	1,155,704
Citrix Systems, Inc. (A)	40,607	3,071,920
Microsoft Corp.	281,150	15,598,202
Symantec Corp.	559,506	11,749,626
Take-Two Interactive Software, Inc. (A) (B)	172,160	5,998,054

		39,667,374

Specialty Retail - 1.2%
Bed Bath & Beyond, Inc. (A)	109,391	5,278,116
Foot Locker, Inc. (B)	67,510	4,394,226

		9,672,342

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	11,160	1,174,702

Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (A) (B)	25,800	1,217,760
Michael Kors Holdings, Ltd. (A)	87,565	3,507,854

		4,725,614

Thrifts & Mortgage Finance - 0.4%
MGIC Investment Corp. (A)	377,417	3,332,592

Tobacco - 0.6%
Philip Morris International, Inc.	60,408	5,310,467

Trading Companies & Distributors - 0.5%
AerCap Holdings NV (A)	90,878	3,922,294

Total Common Stocks (Cost $766,843,367)		812,927,680

SECURITIES LENDING COLLATERAL - 10.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	88,291,614	88,291,614

Total Securities Lending Collateral (Cost $88,291,614)		88,291,614

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank and Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $13,234,328 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $13,499,125.	$ 13,234,284	13,234,284

Total Repurchase Agreement (Cost $13,234,284)		13,234,284

Total Investments (Cost $868,369,265) (D)		914,453,578
Net Other Assets (Liabilities) - (10.7)%		(88,031,496)

Net Assets - 100.0%		$ 826,422,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$812,927,680	$—	$—	$812,927,680
Securities Lending Collateral	88,291,614	—	—	88,291,614
Repurchase Agreement	—	13,234,284	—	13,234,284

Total Investments	$901,219,294	$13,234,284	$—	$914,453,578

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $85,984,911. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $869,609,947. Aggregate gross unrealized appreciation and depreciation for all securities is $98,169,737 and $53,326,106, respectively. Net unrealized appreciation for tax purposes is $44,843,631.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 3.2%
Boeing Co.	12,460	$ 1,801,591
General Dynamics Corp.	31,140	4,277,391
Northrop Grumman Corp.	22,980	4,338,854

		10,417,836

Air Freight & Logistics - 1.1%
FedEx Corp.	23,704	3,531,659

Airlines - 5.2%
Alaska Air Group, Inc.	25,457	2,049,543
American Airlines Group, Inc.	60,217	2,550,190
Delta Air Lines, Inc.	87,847	4,452,964
Southwest Airlines Co.	93,561	4,028,737
United Continental Holdings, Inc. (A)	63,486	3,637,748

		16,719,182

Auto Components - 1.8%
Goodyear Tire & Rubber Co.	116,781	3,815,235
Magna International, Inc., Class A	45,550	1,847,508

		5,662,743

Automobiles - 1.4%
General Motors Co.	134,354	4,569,379

Banks - 8.8%
Bank of America Corp.	402,340	6,771,382
Citigroup, Inc.	122,060	6,316,605
Huntington Bancshares, Inc., Class A (B)	281,731	3,115,945
JPMorgan Chase & Co.	124,339	8,210,104
SunTrust Banks, Inc.	96,833	4,148,326

		28,562,362

Beverages - 3.2%
Dr. Pepper Snapple Group, Inc.	44,179	4,117,483
PepsiCo, Inc.	62,764	6,271,379

		10,388,862

Biotechnology - 4.2%
Amgen, Inc.	35,073	5,693,400
Biogen, Inc. (A)	4,713	1,443,827
Gilead Sciences, Inc.	62,157	6,289,667

		13,426,894

Chemicals - 2.3%
CF Industries Holdings, Inc., Class B	69,635	2,841,805
LyondellBasell Industries NV, Class A	45,859	3,985,147
Mosaic Co.	27,380	755,414

		7,582,366

Communications Equipment - 1.6%
Cisco Systems, Inc.	59,740	1,622,240
Juniper Networks, Inc.	132,436	3,655,233

		5,277,473

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (A)	6,111	256,356

Containers & Packaging - 0.3%
International Paper Co.	22,691	855,451

Diversified Financial Services - 1.3%
Moody’s Corp.	11,255	1,129,327
Voya Financial, Inc.	80,600	2,974,946

		4,104,273

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	13,750	$ 473,138
Verizon Communications, Inc.	155,911	7,206,206

		7,679,344

Electric Utilities - 1.4%
American Electric Power Co., Inc.	7,730	450,427
Entergy Corp., Class B (B)	57,314	3,917,985
Exelon Corp.	7,400	205,498

		4,573,910

Energy Equipment & Services - 2.4%
Ensco PLC, Class A (B)	221,208	3,404,391
Helmerich & Payne, Inc. (B)	43,010	2,303,185
Noble Corp. PLC (B)	188,030	1,983,717

		7,691,293

Food & Staples Retailing - 2.7%
CVS Health Corp.	34,123	3,336,206
Kroger Co.	108,088	4,521,321
Whole Foods Market, Inc. (B)	25,752	862,692

		8,720,219

Food Products - 0.9%
Bunge, Ltd.	35,143	2,399,564
Tyson Foods, Inc., Class A (B)	11,463	611,322

		3,010,886

Health Care Providers & Services - 4.1%
Aetna, Inc.	3,126	337,983
Anthem, Inc. (B)	6,500	906,360
Cardinal Health, Inc.	48,440	4,324,239
HCA Holdings, Inc. (A)	24,900	1,683,987
McKesson Corp.	21,120	4,165,497
Quest Diagnostics, Inc.	23,500	1,671,790

		13,089,856

Hotels, Restaurants & Leisure - 2.1%
Darden Restaurants, Inc.	55,500	3,532,020
Wyndham Worldwide Corp.	43,800	3,182,070

		6,714,090

Independent Power and Renewable Electricity Producers - 1.1%
AES Corp.	340,765	3,261,121
NRG Energy, Inc.	37,061	436,208

		3,697,329

Insurance - 4.5%
Allstate Corp.	63,900	3,967,551
American International Group, Inc.	85,022	5,268,813
Lincoln National Corp.	16,070	807,678
Travelers Cos., Inc.	39,475	4,455,149

		14,499,191

Internet & Catalog Retail - 1.5%
Priceline Group, Inc. (A)	3,679	4,690,541

Internet Software & Services - 2.4%
eBay, Inc. (A)	155,789	4,281,082
VeriSign, Inc. (A) (B)	40,778	3,562,366

		7,843,448

IT Services - 0.9%
Xerox Corp.	284,900	3,028,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Media - 0.1%
Discovery Communications, Inc., Series A (A) (B)	13,513	$ 360,527

Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	20,930	809,782

Multiline Retail - 0.9%
Kohl’s Corp. (B)	52,670	2,508,672
Macy’s, Inc.	12,552	439,069

		2,947,741

Oil, Gas & Consumable Fuels - 4.2%
Marathon Petroleum Corp.	81,096	4,204,016
Murphy Oil Corp. (B)	61,444	1,379,418
Tesoro Corp.	35,483	3,738,844
Valero Energy Corp.	62,020	4,385,434

		13,707,712

Pharmaceuticals - 6.9%
Johnson & Johnson	86,434	8,878,500
Merck & Co., Inc.	117,227	6,191,930
Pfizer, Inc.	225,410	7,276,235

		22,346,665

Professional Services - 0.3%
Robert Half International, Inc.	19,500	919,230

Real Estate Management & Development - 1.0%
CBRE Group, Inc., Class A (A)	94,372	3,263,384

Road & Rail - 0.3%
Ryder System, Inc., Class A (B)	14,867	844,892

Semiconductors & Semiconductor Equipment - 2.7%
Intel Corp.	194,199	6,690,156
Micron Technology, Inc. (A) (B)	147,003	2,081,562

		8,771,718

Software - 8.6%
CA, Inc.	136,900	3,909,864
Citrix Systems, Inc. (A)	51,256	3,877,516
Electronic Arts, Inc. (A)	58,690	4,033,177
Microsoft Corp.	211,970	11,760,095
Oracle Corp.	7,760	283,473
Symantec Corp.	190,840	4,007,640

		27,871,765

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc. (A) (B)	69,877	3,371,565
Best Buy Co., Inc. (B)	121,350	3,695,108
GameStop Corp., Class A (B)	6,654	186,578

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Staples, Inc.	249,013	$ 2,358,153
Urban Outfitters, Inc. (A) (B)	24,493	557,216

		10,168,620

Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	135,047	14,215,047
HP, Inc.	65,230	772,323

		14,987,370

Textiles, Apparel & Luxury Goods - 1.8%
Coach, Inc., Class A	63,020	2,062,645
Michael Kors Holdings, Ltd. (A) (B)	93,968	3,764,358

		5,827,003

Tobacco - 2.9%
Altria Group, Inc.	70,053	4,077,785
Philip Morris International, Inc.	61,228	5,382,554

		9,460,339

Total Common Stocks (Cost $294,314,482)		318,880,178

SECURITIES LENDING COLLATERAL - 10.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	32,938,081	32,938,081

Total Securities Lending Collateral (Cost $32,938,081)		32,938,081

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $4,307,126 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $4,394,375.	$ 4,307,112	4,307,112

Total Repurchase Agreement (Cost $4,307,112)		4,307,112

Total Investments (Cost $331,559,675) (D)		356,125,371
Net Other Assets (Liabilities) - (10.1)%		(32,756,163)

Net Assets - 100.0%		$ 323,369,208

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$318,880,178	$—	$—	$318,880,178
Securities Lending Collateral	32,938,081	—	—	32,938,081
Repurchase Agreement	—	4,307,112	—	4,307,112

Total Investments	$351,818,259	$4,307,112	$—	$356,125,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $32,125,166. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $332,093,186. Aggregate gross unrealized appreciation and depreciation for all securities is $41,742,446 and $17,710,261, respectively. Net unrealized appreciation for tax purposes is $24,032,185.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 1.9%
Boeing Co.	58,795	$ 8,501,169
Honeywell International, Inc.	59,941	6,208,089
TransDigm Group, Inc. (A)	12,690	2,899,031

		17,608,289

Airlines - 0.2%
United Continental Holdings, Inc. (A)	40,390	2,314,347

Automobiles - 0.6%
Tesla Motors, Inc. (A) (B)	23,879	5,731,199

Banks - 0.5%
Citigroup, Inc.	83,390	4,315,432

Beverages - 1.2%
Monster Beverage Corp. (A)	77,445	11,536,207

Biotechnology - 6.1%
Alexion Pharmaceuticals, Inc. (A)	45,335	8,647,651
Alkermes PLC (A)	43,813	3,477,876
Biogen, Inc. (A)	34,617	10,604,918
BioMarin Pharmaceutical, Inc. (A)	10,741	1,125,227
Celgene Corp. (A)	81,719	9,786,667
Gilead Sciences, Inc.	53,884	5,452,522
Incyte Corp. (A) (B)	29,447	3,193,527
Regeneron Pharmaceuticals, Inc., Class A (A)	23,339	12,670,043
Vertex Pharmaceuticals, Inc. (A)	8,837	1,111,960

		56,070,391

Building Products - 0.3%
Fortune Brands Home & Security, Inc. (B)	46,640	2,588,520

Capital Markets - 1.1%
BlackRock, Inc., Class A	18,120	6,170,223
Morgan Stanley	132,836	4,225,513

		10,395,736

Chemicals - 1.7%
Monsanto Co.	39,686	3,909,865
Sherwin-Williams Co.	28,407	7,374,457
Valspar Corp. (B)	54,377	4,510,572

		15,794,894

Communications Equipment - 0.9%
Cisco Systems, Inc.	147,327	4,000,665
NetScout Systems, Inc. (A)	90,190	2,768,833
Palo Alto Networks, Inc. (A)	11,586	2,040,758

		8,810,256

Consumer Finance - 0.3%
OneMain Holdings, Inc. (A)	58,570	2,432,998

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	100,188	5,079,532

Diversified Financial Services - 1.0%
McGraw Hill Financial, Inc.	98,589	9,718,904

Electrical Equipment - 0.3%
Eaton Corp. PLC	49,530	2,577,541

Energy Equipment & Services - 0.4%
Halliburton Co.	43,821	1,491,667
Schlumberger, Ltd.	29,945	2,088,664

		3,580,331

Food & Staples Retailing - 4.2%
Costco Wholesale Corp.	106,642	17,222,683
CVS Health Corp.	82,493	8,065,341

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Kroger Co.	187,228	$ 7,831,747
Walgreens Boots Alliance, Inc.	65,693	5,594,087

		38,713,858

Food Products - 0.8%
Mondelez International, Inc., Class A	170,925	7,664,277

Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	170,510	7,657,604
Medtronic PLC	48,510	3,731,389

		11,388,993

Health Care Providers & Services - 2.0%
Aetna, Inc.	28,387	3,069,202
Envision Healthcare Holdings, Inc. (A)	77,632	2,016,103
McKesson Corp.	25,138	4,957,968
UnitedHealth Group, Inc.	68,630	8,073,633

		18,116,906

Health Care Technology - 0.5%
Cerner Corp. (A)	80,367	4,835,682

Hotels, Restaurants & Leisure - 4.3%
Hilton Worldwide Holdings, Inc.	263,170	5,631,838
Marriott International, Inc., Class A (B)	103,314	6,926,171
McDonald’s Corp.	40,459	4,779,826
Starbucks Corp.	317,079	19,034,252
Wynn Resorts, Ltd. (B)	43,607	3,017,168

		39,389,255

Household Products - 0.9%
Colgate-Palmolive Co.	118,453	7,891,339

Insurance - 1.1%
Marsh & McLennan Cos., Inc.	91,420	5,069,239
Prudential Financial, Inc.	63,470	5,167,093

		10,236,332

Internet & Catalog Retail - 6.9%
Amazon.com, Inc. (A)	59,613	40,291,830
JD.com, Inc., ADR (A)	89,727	2,895,042
Netflix, Inc. (A) (B)	105,791	12,100,374
Priceline Group, Inc. (A)	6,486	8,269,326

		63,556,572

Internet Software & Services - 12.3%
Akamai Technologies, Inc. (A)	26,650	1,402,589
Alibaba Group Holding, Ltd., ADR (A)	90,025	7,316,332
Alphabet, Inc., Class A (A)	36,262	28,212,199
Alphabet, Inc., Class C	32,440	24,618,067
Facebook, Inc., Class A (A)	302,143	31,622,286
LinkedIn Corp., Class A (A)	37,409	8,420,018
Tencent Holdings, Ltd.	499,715	9,845,934
Zillow Group, Inc., Class A (A) (B)	37,930	987,697
Zillow Group, Inc., Class C (A) (B)	64,460	1,513,521

		113,938,643

IT Services - 7.9%
Accenture PLC, Class A	69,304	7,242,268
Alliance Data Systems Corp. (A)	14,760	4,082,173
Automatic Data Processing, Inc.	69,011	5,846,612
Cognizant Technology Solutions Corp., Class A (A)	84,337	5,061,907
FleetCor Technologies, Inc. (A)	37,059	5,296,843

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Genpact, Ltd. (A)	136,601	$ 3,412,293
Jack Henry & Associates, Inc.	49,859	3,891,993
MasterCard, Inc., Class A	245,246	23,877,151
Visa, Inc., Class A (B)	189,584	14,702,239

		73,413,479

Life Sciences Tools & Services - 0.7%
Illumina, Inc. (A)	35,043	6,726,329

Machinery - 1.1%
Illinois Tool Works, Inc., Class A	61,085	5,661,358
Middleby Corp. (A)	42,746	4,611,011

		10,272,369

Media - 3.1%
Comcast Corp., Class A	161,700	9,124,731
Time Warner, Inc.	71,267	4,608,837
Twenty-First Century Fox, Inc., Class A	197,391	5,361,140
Walt Disney Co.	91,264	9,590,021

		28,684,729

Multiline Retail - 0.7%
Dollar Tree, Inc. (A)	82,549	6,374,434

Oil, Gas & Consumable Fuels - 0.8%
Concho Resources, Inc. (A)	82,532	7,663,921

Personal Products - 0.8%
Estee Lauder Cos., Inc., Class A	85,336	7,514,688

Pharmaceuticals - 6.3%
Allergan PLC (A)	57,594	17,998,125
Bristol-Myers Squibb Co.	287,087	19,748,715
Merck & Co., Inc.	105,232	5,558,354
Novo Nordisk A/S, ADR	107,220	6,227,338
Shire PLC, Class B, ADR	40,721	8,347,805

		57,880,337

Professional Services - 1.4%
Equifax, Inc.	38,340	4,269,926
Nielsen Holdings PLC	96,216	4,483,666
Verisk Analytics, Inc., Class A (A) (B)	50,780	3,903,966

		12,657,558

Real Estate Investment Trusts - 0.6%
American Tower Corp., Class A	57,603	5,584,611

Road & Rail - 0.7%
Hertz Global Holdings, Inc. (A)	232,092	3,302,669
JB Hunt Transport Services, Inc.	45,910	3,367,958

		6,670,627

Semiconductors & Semiconductor Equipment - 1.6%
ARM Holdings PLC, ADR (B)	97,196	4,397,147
Avago Technologies, Ltd., Class A (B)	25,180	3,654,877
NXP Semiconductors NV (A)	48,560	4,091,180
Skyworks Solutions, Inc.	33,434	2,568,734

		14,711,938

Software - 7.7%
Activision Blizzard, Inc. (B)	83,665	3,238,672
Adobe Systems, Inc. (A)	105,768	9,935,846
Atlassian Corp. PLC, Class A (A)	6,518	196,061
Intuit, Inc.	32,890	3,173,885
Microsoft Corp.	433,738	24,063,784
Red Hat, Inc. (A)	89,056	7,374,727

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
salesforce.com, Inc. (A)	175,677	$ 13,773,077
Splunk, Inc. (A) (B)	75,232	4,424,394
Workday, Inc., Class A (A) (B)	65,326	5,205,176

		71,385,622

Specialty Retail - 6.8%
Advance Auto Parts, Inc. (B)	37,237	5,604,541
Home Depot, Inc.	25,101	3,319,607
Industria de Diseno Textil SA	254,156	8,752,904
Lowe’s Cos., Inc.	122,351	9,303,570
Michaels Cos., Inc. (A) (B)	192,310	4,251,974
O’Reilly Automotive, Inc. (A)	31,764	8,049,633
Ross Stores, Inc.	132,416	7,125,305
Tiffany & Co. (B)	44,385	3,386,132
TJX Cos., Inc.	182,937	12,972,063

		62,765,729

Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	382,686	40,281,528

Textiles, Apparel & Luxury Goods - 2.2%
NIKE, Inc., Class B	222,606	13,912,875
Under Armour, Inc., Class A (A) (B)	80,785	6,512,079

		20,424,954

Tobacco - 1.0%
Altria Group, Inc.	156,157	9,089,899

Total Common Stocks (Cost $702,989,887)		916,389,186

SECURITIES LENDING COLLATERAL - 10.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	93,409,717	93,409,717

Total Securities Lending Collateral (Cost $93,409,717)		93,409,717

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank and Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $8,883,941 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $9,065,250.	$ 8,883,912	8,883,912

Total Repurchase Agreement (Cost $8,883,912)		8,883,912

Total Investments (Cost $805,283,516) (D)		1,018,682,815
Net Other Assets (Liabilities) - (10.1)%		(93,225,210)

Net Assets - 100.0%		$ 925,457,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$897,790,348	$18,598,838	$—	$916,389,186
Securities Lending Collateral	93,409,717	—	—	93,409,717
Repurchase Agreement	—	8,883,912	—	8,883,912

Total Investments	$991,200,065	$27,482,750	$—	$1,018,682,815

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $91,440,969. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $806,364,670. Aggregate gross unrealized appreciation and depreciation for all securities is $235,082,301 and $22,764,156, respectively. Net unrealized appreciation for tax purposes is $212,318,145.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 96.9%
Aerospace & Defense - 0.4%
BWX Technologies, Inc.	102,400	$ 3,253,248

Airlines - 0.8%
Alaska Air Group, Inc.	24,700	1,988,597
Copa Holdings SA, Class A (A)	99,200	4,787,392

		6,775,989

Banks - 5.0%
CIT Group, Inc.	176,600	7,011,020
Citizens Financial Group, Inc.	130,034	3,405,591
Fifth Third Bancorp	310,162	6,234,256
First Republic Bank, Class A	115,829	7,651,664
Huntington Bancshares, Inc., Class A (A)	137,760	1,523,626
M&T Bank Corp. (A)	56,934	6,899,228
SunTrust Banks, Inc.	138,385	5,928,413
Zions Bancorporation (A)	42,640	1,164,072

		39,817,870

Beverages - 1.0%
Constellation Brands, Inc., Class A	25,150	3,582,366
Dr. Pepper Snapple Group, Inc.	50,178	4,676,590

		8,258,956

Building Products - 0.5%
Fortune Brands Home & Security, Inc. (A)	68,721	3,814,016

Capital Markets - 2.2%
Ameriprise Financial, Inc.	45,211	4,811,355
Invesco, Ltd.	108,085	3,618,686
Legg Mason, Inc.	47,279	1,854,755
Northern Trust Corp.	38,043	2,742,520
T. Rowe Price Group, Inc. (A)	63,572	4,544,762

		17,572,078

Chemicals - 1.1%
Airgas, Inc.	23,130	3,199,341
Albemarle Corp. (A)	43,714	2,448,421
Sherwin-Williams Co.	11,626	3,018,110

		8,665,872

Commercial Services & Supplies - 1.0%
ADT Corp. (A)	231,253	7,626,724

Communications Equipment - 1.6%
ARRIS Group, Inc. (B)	170,600	5,215,242
CommScope Holding Co., Inc. (B)	78,051	2,020,740
EchoStar Corp., Class A (B)	150,524	5,886,994

		13,122,976

Consumer Finance - 1.1%
Ally Financial, Inc. (B)	137,604	2,564,939
Navient Corp. (A)	517,300	5,923,085

		8,488,024

Containers & Packaging - 3.1%
Ball Corp. (A)	48,639	3,537,515
Bemis Co., Inc.	137,500	6,144,875
Rexam PLC, ADR	144,788	6,474,919
Silgan Holdings, Inc.	92,621	4,975,600
WestRock Co.	81,194	3,704,070

		24,836,979

Distributors - 0.5%
Genuine Parts Co.	47,081	4,043,787

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services - 0.6%
H&R Block, Inc. (A)	140,400	$ 4,676,724

Electric Utilities - 4.8%
Edison International	60,017	3,553,606
PPL Corp.	447,100	15,259,523
Westar Energy, Inc., Class A	212,538	9,013,737
Xcel Energy, Inc. (A)	299,015	10,737,629

		38,564,495

Electrical Equipment - 1.3%
AMETEK, Inc., Class A	69,327	3,715,234
Hubbell, Inc.	45,757	4,623,287
Regal Beloit Corp.	42,235	2,471,592

		10,810,113

Electronic Equipment, Instruments & Components - 1.2%
Amphenol Corp., Class A	71,221	3,719,873
Arrow Electronics, Inc. (B)	111,520	6,042,153

		9,762,026

Energy Equipment & Services - 0.5%
Nabors Industries, Ltd.	511,000	4,348,610

Food & Staples Retailing - 2.7%
Kroger Co.	136,359	5,703,897
Rite Aid Corp. (B)	414,730	3,251,483
Sysco Corp.	181,900	7,457,900
Whole Foods Market, Inc. (A)	145,500	4,874,250

		21,287,530

Food Products - 1.9%
ConAgra Foods, Inc.	96,500	4,068,440
Hershey Co.	31,769	2,836,019
Kellogg Co.	113,800	8,224,326

		15,128,785

Gas Utilities - 0.9%
National Fuel Gas Co. (A)	50,557	2,161,312
Questar Corp. (A)	266,517	5,191,751

		7,353,063

Health Care Equipment & Supplies - 0.4%
Sirona Dental Systems, Inc. (B)	31,300	3,429,541

Health Care Providers & Services - 4.7%
AmerisourceBergen Corp., Class A	48,491	5,029,002
Cardinal Health, Inc.	48,600	4,338,522
Cigna Corp.	34,636	5,068,286
Henry Schein, Inc. (A) (B)	19,346	3,060,344
Humana, Inc., Class A	28,154	5,025,770
Laboratory Corp. of America Holdings (B)	67,300	8,320,972
MEDNAX, Inc. (A) (B)	58,500	4,192,110
Universal Health Services, Inc., Class B	20,382	2,435,445

		37,470,451

Hotels, Restaurants & Leisure - 0.4%
Marriott International, Inc., Class A (A)	42,111	2,823,122
Starwood Hotels & Resorts Worldwide, Inc.	7,819	541,700

		3,364,822

Household Durables - 1.5%
Jarden Corp. (B)	95,144	5,434,625
Mohawk Industries, Inc. (B)	36,832	6,975,613

		12,410,238

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.2%
Energizer Holdings, Inc.	41,126	$ 1,400,752

Independent Power and Renewable Electricity Producers - 0.8%
Talen Energy Corp. (A) (B)	1,074,855	6,696,347

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	50,491	4,478,047

Insurance - 12.1%
Alleghany Corp. (B)	26,948	12,879,258
Allstate Corp.	171,800	10,667,062
Assured Guaranty, Ltd.	167,300	4,421,739
Chubb Corp., Class A	32,384	4,295,414
Fairfax Financial Holdings, Ltd.	18,900	8,901,900
FNF Group	213,400	7,398,578
Hartford Financial Services Group, Inc.	109,642	4,765,041
Loews Corp.	422,631	16,229,030
Marsh & McLennan Cos., Inc.	98,786	5,477,684
Progressive Corp.	320,095	10,179,021
Unum Group	111,290	3,704,844
Willis Group Holdings PLC	44,100	2,141,937
WR Berkley Corp.	30,681	1,679,785
XL Group PLC, Class A	119,390	4,677,700

		97,418,993

Internet & Catalog Retail - 1.0%
Expedia, Inc.	44,912	5,582,562
Liberty Ventures, Series A (B)	46,400	2,093,104

		7,675,666

Internet Software & Services - 0.0% (C)
Match Group, Inc. (A) (B)	16,800	227,640

IT Services - 2.9%
Amdocs, Ltd.	113,000	6,166,410
Computer Sciences Corp.	124,700	4,075,196
Jack Henry & Associates, Inc.	95,588	7,461,599
Western Union Co. (A)	301,600	5,401,656

		23,104,861

Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc., Class A (B)	45,444	6,301,265

Machinery - 1.3%
IDEX Corp.	58,459	4,478,544
Rexnord Corp. (B)	104,301	1,889,934
Snap-on, Inc. (A)	22,124	3,792,717

		10,161,195

Media - 6.9%
AMC Networks, Inc., Class A (A) (B)	37,300	2,785,564
CBS Corp., Class B	49,901	2,351,834
Discovery Communications, Inc., Class C (B)	358,900	9,051,458
DISH Network Corp., Class A (B)	67,636	3,867,426
Liberty Media Corp., Class C (B)	178,400	6,793,472
Madison Square Garden Co., Class A (A) (B)	49,500	8,009,100
MSG Networks, Inc., Class A (B)	106,800	2,221,440
News Corp., Class B	660,300	9,217,788
Shaw Communications, Inc., Class B (A)	368,000	6,325,920
TEGNA, Inc.	122,361	3,122,653
Time, Inc.	92,110	1,443,364

		55,190,019

Multi-Utilities - 5.8%
Alliant Energy Corp.	174,800	10,916,260
CenterPoint Energy, Inc.	279,981	5,140,451

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
CMS Energy Corp. (A)	362,518	$ 13,079,649
SCANA Corp. (A)	61,400	3,714,086
Sempra Energy	25,547	2,401,674
WEC Energy Group, Inc. (A)	222,417	11,412,216

		46,664,336

Multiline Retail - 1.0%
Kohl’s Corp. (A)	118,080	5,624,150
Nordstrom, Inc. (A)	53,449	2,662,295

		8,286,445

Oil, Gas & Consumable Fuels - 2.9%
Chesapeake Energy Corp. (A)	412,300	1,855,350
Columbia Pipeline Group, Inc.	235,670	4,713,400
Energen Corp. (A)	144,590	5,926,744
EQT Corp.	99,025	5,162,173
Marathon Petroleum Corp.	35,700	1,850,688
PBF Energy, Inc., Class A	65,977	2,428,614
Southwestern Energy Co. (A) (B)	187,239	1,331,269

		23,268,238

Personal Products - 0.4%
Edgewell Personal Care Co.	39,177	3,070,302

Professional Services - 0.4%
Equifax, Inc.	30,585	3,406,251

Real Estate Investment Trusts - 7.7%
American Campus Communities, Inc. (A)	69,547	2,875,073
American Homes 4 Rent, Class A	97,973	1,632,230
Annaly Capital Management, Inc.	1,455,100	13,648,838
AvalonBay Communities, Inc.	27,037	4,978,323
Boston Properties, Inc.	23,325	2,974,870
Brixmor Property Group, Inc.	140,705	3,633,003
Equinix, Inc. (A)	14,384	4,349,722
General Growth Properties, Inc.	136,512	3,714,491
HCP, Inc.	58,116	2,222,356
Kimco Realty Corp.	179,648	4,753,486
LaSalle Hotel Properties	44,900	1,129,684
Outfront Media, Inc.	93,960	2,051,147
Rayonier, Inc. (A)	100,031	2,220,688
Regency Centers Corp.	40,529	2,760,835
Vornado Realty Trust, Class A	45,384	4,536,585
Weyerhaeuser Co.	105,366	3,158,873
WP Carey, Inc. (A)	19,249	1,135,691

		61,775,895

Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc., Class A	66,741	3,692,112
KLA-Tencor Corp.	37,373	2,591,817
Micron Technology, Inc. (B)	346,100	4,900,776
NVIDIA Corp. (A)	61,500	2,027,040
Xilinx, Inc.	90,181	4,235,802

		17,447,547

Software - 2.2%
CA, Inc.	188,700	5,389,272
Citrix Systems, Inc. (B)	24,800	1,876,120
Synopsys, Inc. (B)	218,689	9,974,405

		17,239,797

Specialty Retail - 3.6%
Abercrombie & Fitch Co., Class A (A)	149,400	4,033,800
AutoZone, Inc. (B)	6,290	4,666,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Bed Bath & Beyond, Inc. (A) (B)	175,794	$ 8,482,061
Best Buy Co., Inc. (A)	135,741	4,133,313
Gap, Inc., Class A (A)	145,798	3,601,211
Tiffany & Co. (A)	53,081	4,049,549

		28,966,548

Technology Hardware, Storage & Peripherals - 1.8%
NetApp, Inc. (A)	266,500	7,070,245
Western Digital Corp.	121,500	7,296,075

		14,366,320

Textiles, Apparel & Luxury Goods - 1.6%
Fossil Group, Inc. (A) (B)	136,100	4,975,816
Michael Kors Holdings, Ltd. (B)	78,100	3,128,686
PVH Corp.	40,599	2,990,116
VF Corp.	28,318	1,762,796

		12,857,414

Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp., Class B (A) (B)	333,451	2,324,153

Trading Companies & Distributors - 0.4%
MSC Industrial Direct Co., Inc., Class A (A)	60,812	3,421,891

Water Utilities - 0.8%
American Water Works Co., Inc.	102,100	6,100,475

Total Common Stocks (Cost $703,553,715)		776,733,314

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (D)	143,733,430	$ 143,733,430

Total Securities Lending Collateral (Cost $143,733,430)		143,733,430

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.03% (D), dated 12/31/2015, to be repurchased at $24,030,759 on 01/04/2016. Collateralized by U.S. Government Agency Obligations, 1.00%, due 09/20/2017 - 09/27/2017, and with a total value of $24,513,944.	$ 24,030,679	24,030,679

Total Repurchase Agreement (Cost $24,030,679)		24,030,679

Total Investments (Cost $871,317,824) (E)		944,497,423
Net Other Assets (Liabilities) - (17.8)%		(142,643,731)

Net Assets - 100.0%		$ 801,853,692

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$776,733,314	$—	$—	$776,733,314
Securities Lending Collateral	143,733,430	—	—	143,733,430
Repurchase Agreement	—	24,030,679	—	24,030,679

Total Investments	$920,466,744	$24,030,679	$—	$944,497,423

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $140,152,439. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2015.
(E)	Aggregate cost for federal income tax purposes is $883,731,976. Aggregate gross unrealized appreciation and depreciation for all securities is $118,184,179 and $57,418,732, respectively. Net unrealized appreciation for tax purposes is $60,765,447.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 99.4%
Aerospace & Defense - 2.8%
Spirit Aerosystems Holdings, Inc., Class A (A)	60,487	$ 3,028,584

Airlines - 1.8%
JetBlue Airways Corp. (A)	83,640	1,894,446

Auto Components - 3.7%
BorgWarner, Inc.	91,602	3,959,954

Banks - 6.9%
CIT Group, Inc.	81,363	3,230,111
Comerica, Inc., Class A	62,309	2,606,385
First Republic Bank, Class A	24,414	1,612,789

		7,449,285

Beverages - 1.2%
Boston Beer Co., Inc., Class A (A)	6,539	1,320,289

Biotechnology - 1.4%
BioMarin Pharmaceutical, Inc. (A)	14,101	1,477,221

Chemicals - 1.5%
RPM International, Inc.	35,914	1,582,371

Communications Equipment - 3.8%
F5 Networks, Inc., Class B (A)	27,745	2,690,155
Harris Corp.	16,828	1,462,353

		4,152,508

Construction Materials - 3.1%
Eagle Materials, Inc.	55,585	3,359,002

Consumer Finance - 2.5%
Ally Financial, Inc. (A)	83,104	1,549,058
Discover Financial Services	21,982	1,178,675

		2,727,733

Diversified Consumer Services - 3.0%
ServiceMaster Global Holdings, Inc. (A)	82,930	3,254,173

Food & Staples Retailing - 2.1%
Rite Aid Corp. (A)	288,238	2,259,786

Food Products - 2.3%
WhiteWave Foods Co., Class A (A)	63,828	2,483,547

Health Care Equipment & Supplies - 4.4%
Align Technology, Inc. (A) (B)	34,241	2,254,770
Boston Scientific Corp. (A)	133,429	2,460,431

		4,715,201

Health Care Providers & Services - 9.7%
Cardinal Health, Inc.	35,761	3,192,385
Laboratory Corp. of America Holdings (A)	23,849	2,948,690
Team Health Holdings, Inc. (A)	25,334	1,111,909
Universal Health Services, Inc., Class B	26,815	3,204,124

		10,457,108

Hotels, Restaurants & Leisure - 2.5%
Wyndham Worldwide Corp. (B)	36,703	2,666,473

Household Durables - 4.3%
Mohawk Industries, Inc. (A)	13,662	2,587,446
Whirlpool Corp.	13,996	2,055,593

		4,643,039

Insurance - 2.8%
Hartford Financial Services Group, Inc.	69,033	3,000,174

Internet Software & Services - 3.0%
IAC/InterActiveCorp	53,437	3,208,892

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.1%
Sabre Corp.	118,840	$ 3,323,955

Life Sciences Tools & Services - 1.9%
Bio-Techne Corp. (B)	23,396	2,105,640

Machinery - 1.5%
WABCO Holdings, Inc. (A)	15,530	1,588,098

Media - 2.4%
Starz, Class A (A)	77,179	2,585,497

Multiline Retail - 2.9%
Dollar General Corp.	43,008	3,090,985

Oil, Gas & Consumable Fuels - 3.0%
EQT Corp. (B)	62,507	3,258,490

Pharmaceuticals - 3.4%
Mylan NV (A)	67,095	3,627,827

Professional Services - 2.2%
Equifax, Inc.	21,760	2,423,411

Semiconductors & Semiconductor Equipment - 2.8%
NXP Semiconductors NV (A)	35,759	3,012,696

Software - 2.3%
Fortinet, Inc. (A) (B)	80,849	2,520,063

Specialty Retail - 4.4%
Foot Locker, Inc. (B)	48,840	3,178,996
Signet Jewelers, Ltd.	12,841	1,588,303

		4,767,299

Textiles, Apparel & Luxury Goods - 3.0%
Gildan Activewear, Inc., Class A	113,941	3,238,203

Trading Companies & Distributors - 3.7%
Air Lease Corp., Class A (B)	118,887	3,980,337

Total Common Stocks (Cost $106,792,403)		107,162,287

SECURITIES LENDING COLLATERAL - 11.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	12,835,455	12,835,455

Total Securities Lending Collateral (Cost $12,835,455)		12,835,455

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank and Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $598,776 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $612,250.	$ 598,774	598,774

Total Repurchase Agreement (Cost $598,774)		598,774

Total Investments (Cost $120,226,632) (D)		120,596,516
Net Other Assets (Liabilities) - (11.9)%		(12,851,849)

Net Assets - 100.0%		$ 107,744,667

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$107,162,287	$—	$—	$107,162,287
Securities Lending Collateral	12,835,455	—	—	12,835,455
Repurchase Agreement	—	598,774	—	598,774

Total Investments	$119,997,742	$598,774	$—	$120,596,516

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $12,545,269. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $120,344,473. Aggregate gross unrealized appreciation and depreciation for all securities is $7,355,033 and $7,102,990, respectively. Net unrealized appreciation for tax purposes is $252,043.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.1%
Airlines - 1.3%
Hawaiian Holdings, Inc. (A)	25,260	$ 892,436

Auto Components - 1.4%
American Axle & Manufacturing Holdings, Inc. (A)	49,297	933,685

Banks - 14.4%
Ameris Bancorp (B)	21,800	740,982
Banc of California, Inc. (B)	66,400	970,768
Banner Corp.	21,960	1,007,086
CenterState Banks, Inc.	58,544	916,214
Glacier Bancorp, Inc.	42,730	1,133,627
Great Southern Bancorp, Inc. (B)	16,802	760,458
International Bancshares Corp.	34,343	882,615
Investors Bancorp, Inc. (B)	92,400	1,149,456
Southwest Bancorp, Inc.	36,349	635,381
TriCo Bancshares	34,543	947,860
Triumph Bancorp, Inc. (A) (B)	37,777	623,320

		9,767,767

Building Products - 1.6%
Griffon Corp. (B)	59,280	1,055,184

Capital Markets - 1.4%
Evercore Partners, Inc., Class A	17,350	938,115

Chemicals - 1.2%
Cabot Corp.	20,390	833,543

Commercial Services & Supplies - 2.9%
Deluxe Corp. (B)	17,550	957,177
Multi-Color Corp.	16,800	1,004,808

		1,961,985

Communications Equipment - 2.8%
Ciena Corp. (A) (B)	44,700	924,843
Ixia (A)	78,200	972,026

		1,896,869

Construction & Engineering - 1.9%
EMCOR Group, Inc.	27,300	1,311,492

Diversified Financial Services - 0.9%
Gain Capital Holdings, Inc., Class A (B)	73,800	598,518

Electric Utilities - 2.0%
PNM Resources, Inc.	44,600	1,363,422

Electronic Equipment, Instruments & Components - 2.1%
ePlus, Inc. (A)	11,899	1,109,701
InvenSense, Inc., Class A (A) (B)	33,287	340,526

		1,450,227

Energy Equipment & Services - 1.1%
Atwood Oceanics, Inc. (B)	28,900	295,647
Rowan Cos. PLC, Class A (B)	26,860	455,277

		750,924

Food & Staples Retailing - 1.2%
Ingles Markets, Inc., Class A (B)	18,215	802,917

Gas Utilities - 3.7%
ONE Gas, Inc. (B)	27,552	1,382,284
Southwest Gas Corp.	21,000	1,158,360

		2,540,644

Health Care Equipment & Supplies - 1.1%
Merit Medical Systems, Inc. (A)	40,130	746,017

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.3%
HealthSouth Corp. (B)	18,610	$ 647,814
LHC Group, Inc. (A)	19,790	896,289

		1,544,103

Hotels, Restaurants & Leisure - 1.6%
Jack in the Box, Inc.	13,970	1,071,639

Household Durables - 3.7%
Helen of Troy, Ltd. (A)	9,770	920,823
Taylor Morrison Home Corp., Class A (A) (B)	46,600	745,600
WCI Communities, Inc. (A)	38,844	865,444

		2,531,867

Household Products - 0.9%
Central Garden & Pet Co., Class A (A)	46,219	628,578

Insurance - 6.1%
American Equity Investment Life Holding Co. (B)	45,600	1,095,768
Employers Holdings, Inc.	40,581	1,107,861
Selective Insurance Group, Inc.	28,593	960,153
Stewart Information Services Corp.	26,844	1,002,087

		4,165,869

Internet & Catalog Retail - 0.1%
1-800-Flowers.com, Inc., Class A (A)	11,543	84,033

Internet Software & Services - 1.8%
j2 Global, Inc. (B)	14,920	1,228,214

IT Services - 1.6%
Convergys Corp. (B)	44,600	1,110,094

Leisure Products - 1.5%
Nautilus, Inc., Class A (A)	62,088	1,038,111

Life Sciences Tools & Services - 1.9%
INC Research Holdings, Inc., Class A (A)	26,560	1,288,426

Machinery - 1.4%
Timken Co.	33,960	970,916

Media - 1.1%
Entravision Communications Corp., Class A	99,168	764,585

Metals & Mining - 1.1%
Materion Corp.	26,582	744,296

Multi-Utilities - 1.1%
Black Hills Corp.	15,330	711,772

Oil, Gas & Consumable Fuels - 1.1%
Alon USA Energy, Inc. (B)	48,000	712,320

Paper & Forest Products - 1.1%
Neenah Paper, Inc.	12,100	755,403

Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc. (A)	13,440	691,891

Professional Services - 1.7%
TrueBlue, Inc. (A)	44,147	1,137,227

Real Estate Investment Trusts - 16.3%
DCT Industrial Trust, Inc. (B)	35,200	1,315,424
DuPont Fabros Technology, Inc. (B)	41,120	1,307,205
First Industrial Realty Trust, Inc.	45,290	1,002,268
Highwoods Properties, Inc.	19,740	860,664
Mack-Cali Realty Corp.	43,280	1,010,588
Monogram Residential Trust, Inc.	129,271	1,261,685
Ryman Hospitality Properties, Inc.	13,570	700,755
STORE Capital Corp. (B)	51,730	1,200,136
Sun Communities, Inc.	17,800	1,219,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Urban Edge Properties	50,330	$ 1,180,238

		11,058,797

Semiconductors & Semiconductor Equipment - 1.2%
Rudolph Technologies, Inc. (A)	55,997	796,277

Software - 1.1%
VASCO Data Security International, Inc. (A) (B)	42,630	713,200

Specialty Retail - 1.6%
Caleres, Inc.	16,488	442,208
Kirkland’s, Inc.	41,961	608,435

		1,050,643

Thrifts & Mortgage Finance - 3.7%
First Defiance Financial Corp., Class A	18,613	703,199
Northwest Bancshares, Inc.	77,300	1,035,047
WSFS Financial Corp. (B)	22,703	734,669

		2,472,915

Trading Companies & Distributors - 2.1%
Aircastle, Ltd.	28,369	592,628
MRC Global, Inc. (A) (B)	64,740	835,146

		1,427,774

Total Common Stocks (Cost $65,273,600)		66,542,695

	Shares	Value
SECURITIES LENDING COLLATERAL - 21.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	14,799,186	$ 14,799,186

Total Securities Lending Collateral (Cost $14,799,186)		14,799,186

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $513,592 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $528,313.	$ 513,591	513,591

Total Repurchase Agreement (Cost $513,591)		513,591

Total Investments (Cost $80,586,377) (D)		81,855,472
Net Other Assets (Liabilities) - (20.7)%		(14,034,034)

Net Assets - 100.0%		$ 67,821,438

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$66,542,695	$—	$—	$66,542,695
Securities Lending Collateral	14,799,186	—	—	14,799,186
Repurchase Agreement	—	513,591	—	513,591

Total Investments	$81,341,881	$513,591	$—	$81,855,472

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $14,443,765. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $80,644,087. Aggregate gross unrealized appreciation and depreciation for all securities is $3,799,004 and $2,587,619, respectively. Net unrealized appreciation for tax purposes is $1,211,385.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 0.6%
Ducommun, Inc. (A)	37,110	$ 601,924
Triumph Group, Inc.	20,420	811,695

		1,413,619

Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc. (A)	21,000	868,140
Hub Group, Inc., Class A (A)	23,100	761,145

		1,629,285

Auto Components - 0.5%
Modine Manufacturing Co. (A)	75,105	679,700
Superior Industries International, Inc.	31,475	579,770

		1,259,470

Banks - 4.5%
BBCN Bancorp, Inc.	46,040	792,809
Cardinal Financial Corp.	31,685	720,834
Cathay General Bancorp	27,560	863,455
Central Pacific Financial Corp.	39,075	860,432
Eagle Bancorp, Inc. (A) (B)	15,490	781,780
Enterprise Financial Services Corp.	23,320	661,122
First BanCorp (A)	199,535	648,489
First Merchants Corp.	26,815	681,637
First NBC Bank Holding Co. (A)	21,800	815,102
Hanmi Financial Corp., Class B	31,300	742,436
National Bank Holdings Corp., Class A	39,000	833,430
Popular, Inc.	25,465	721,678
Preferred Bank/Los Angeles CA	19,395	640,423
TriCo Bancshares	24,135	662,264

		10,425,891

Biotechnology - 0.7%
AMAG Pharmaceuticals, Inc. (A) (B)	28,865	871,434
PDL Biopharma, Inc.	219,385	776,623

		1,648,057

Building Products - 0.3%
Universal Forest Products, Inc.	11,500	786,255

Capital Markets - 1.0%
Cowen Group, Inc., Class A (A) (B)	205,270	786,184
Janus Capital Group, Inc. (B)	53,603	755,266
Legg Mason, Inc.	18,525	726,736

		2,268,186

Chemicals - 1.6%
Cabot Corp.	19,610	801,657
Koppers Holdings, Inc. (A)	41,625	759,656
Kronos Worldwide, Inc. (B)	123,600	697,104
Minerals Technologies, Inc.	14,415	661,072
Stepan Co.	17,560	872,556

		3,792,045

Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	27,155	773,103
ACCO Brands Corp. (A)	103,255	736,208
Brink’s Co.	28,000	808,080
Ennis, Inc.	38,245	736,216
Essendant, Inc. (B)	23,525	764,798
Pitney Bowes, Inc. (B)	40,570	837,771
Quad/Graphics, Inc.	91,625	852,112
R.R. Donnelley & Sons Co. (B)	49,525	729,008
Tetra Tech, Inc.	32,095	835,112

		7,072,408

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 2.3%
Brocade Communications Systems, Inc.	91,411	$ 839,153
Ciena Corp. (A) (B)	36,560	756,426
Comtech Telecommunications Corp.	35,799	719,202
Harmonic, Inc. (A) (B)	133,138	541,872
Ixia (A)	62,500	776,875
NETGEAR, Inc. (A)	18,995	796,081
Polycom, Inc. (A)	65,277	821,837

		5,251,446

Construction & Engineering - 2.9%
AECOM (A) (B)	28,690	861,561
Aegion Corp., Class A (A)	42,610	822,799
Comfort Systems USA, Inc., Class A	27,275	775,155
EMCOR Group, Inc.	17,440	837,818
Jacobs Engineering Group, Inc. (A)	19,940	836,483
KBR, Inc.	45,900	776,628
Quanta Services, Inc. (A) (B)	40,045	810,911
Tutor Perini Corp. (A) (B)	52,870	885,044

		6,606,399

Consumer Finance - 1.1%
Cash America International, Inc. (B)	27,130	812,544
Navient Corp. (B)	69,580	796,691
Nelnet, Inc., Class A	26,395	886,080

		2,495,315

Containers & Packaging - 1.0%
Avery Dennison Corp.	13,440	842,151
Greif, Inc., Class A (B)	24,340	749,915
Sonoco Products Co. (B)	20,355	831,909

		2,423,975

Diversified Consumer Services - 2.0%
Apollo Education Group, Inc., Class A (A)	112,242	860,896
Capella Education Co. (B)	17,723	819,157
DeVry Education Group, Inc. (B)	35,400	895,974
K12, Inc. (A)	53,922	474,514
Regis Corp. (A)	55,120	779,948
Strayer Education, Inc. (A) (B)	14,709	884,305

		4,714,794

Diversified Telecommunication Services - 1.0%
Atlantic Tele-Network, Inc.	10,740	840,190
Inteliquent, Inc.	40,050	711,689
Vonage Holdings Corp. (A)	138,680	796,023

		2,347,902

Electrical Equipment - 0.7%
General Cable Corp. (B)	63,765	856,364
Regal Beloit Corp.	14,045	821,913

		1,678,277

Electronic Equipment, Instruments & Components - 6.2%
Anixter International, Inc. (A)	13,080	789,901
AVX Corp.	45,300	549,942
Benchmark Electronics, Inc. (A)	36,385	752,078
Celestica, Inc. (A)	56,650	624,850
Checkpoint Systems, Inc.	93,765	587,907
Coherent, Inc. (A)	12,550	817,131
CTS Corp.	31,360	553,190
DTS, Inc. (A)	29,400	663,852
II-VI, Inc. (A)	47,815	887,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Ingram Micro, Inc., Class A	28,425	$ 863,552
Insight Enterprises, Inc. (A)	27,150	682,008
Jabil Circuit, Inc. (B)	36,890	859,168
Methode Electronics, Inc.	25,080	798,296
Orbotech, Ltd. (A)	38,685	856,099
Plexus Corp. (A)	21,050	735,066
Rofin-Sinar Technologies, Inc. (A)	30,875	826,833
SYNNEX Corp. (B)	8,690	781,492
Tech Data Corp. (A)	11,730	778,637
Vishay Intertechnology, Inc. (B)	78,030	940,261

		14,347,709

Energy Equipment & Services - 2.4%
Ensco PLC, Class A (B)	53,100	817,209
Hornbeck Offshore Services, Inc. (A) (B)	83,855	833,519
McDermott International, Inc. (A)	215,315	721,305
Nabors Industries, Ltd.	90,090	766,666
Parker Drilling Co. (A) (B)	199,610	363,290
Pioneer Energy Services Corp. (A)	246,685	535,306
Rowan Cos. PLC, Class A (B)	44,200	749,190
Superior Energy Services, Inc. (B)	58,440	787,187

		5,573,672

Food & Staples Retailing - 1.0%
Fresh Market, Inc. (A)	34,000	796,280
SpartanNash Co.	38,010	822,536
SUPERVALU, Inc. (A)	109,025	739,190

		2,358,006

Food Products - 0.7%
Dean Foods Co. (B)	47,390	812,739
Lancaster Colony Corp.	7,320	845,167

		1,657,906

Gas Utilities - 0.7%
South Jersey Industries, Inc.	37,200	874,944
Southwest Gas Corp.	15,500	854,980

		1,729,924

Health Care Equipment & Supplies - 3.9%
Alere, Inc. (A)	18,130	708,702
Analogic Corp. (B)	9,465	781,809
AngioDynamics, Inc. (A)	50,805	616,773
Anika Therapeutics, Inc. (A)	19,225	733,626
CONMED Corp.	19,465	857,433
ICU Medical, Inc., Class B (A)	7,935	894,909
LeMaitre Vascular, Inc.	36,825	635,231
Meridian Bioscience, Inc. (B)	40,815	837,524
Merit Medical Systems, Inc. (A)	44,090	819,633
Natus Medical, Inc. (A)	16,670	800,993
OraSure Technologies, Inc. (A) (B)	110,945	714,486
SurModics, Inc. (A)	25,655	520,027

		8,921,146

Health Care Providers & Services - 6.7%
Addus HomeCare Corp. (A) (B)	21,095	491,092
Almost Family, Inc. (A)	20,600	787,538
Amedisys, Inc. (A) (B)	19,650	772,638
Amsurg Corp., Class A (A)	10,680	811,680
Chemed Corp. (B)	5,237	784,503
Cross Country Healthcare, Inc. (A)	46,900	768,691

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Healthways, Inc. (A) (B)	64,630	$ 831,788
Kindred Healthcare, Inc. (B)	60,390	719,245
Landauer, Inc. (B)	15,830	521,124
LHC Group, Inc. (A)	17,300	783,517
LifePoint Health, Inc. (A)	11,720	860,248
Magellan Health, Inc. (A)	16,985	1,047,295
Molina Healthcare, Inc. (A) (B)	12,345	742,305
Owens & Minor, Inc. (B)	22,895	823,762
PharMerica Corp. (A)	25,055	876,925
Select Medical Holdings Corp. (B)	67,250	800,947
Triple-S Management Corp., Class B (A) (B)	31,272	747,713
US Physical Therapy, Inc. (B)	16,200	869,616
VCA, Inc. (A)	14,310	787,050
WellCare Health Plans, Inc. (A)	10,170	795,396

		15,623,073

Health Care Technology - 1.9%
Allscripts Healthcare Solutions, Inc. (A)	54,950	845,131
Computer Programs & Systems, Inc. (B)	17,210	856,198
HMS Holdings Corp. (A)	63,415	782,541
Omnicell, Inc. (A)	27,725	861,693
Quality Systems, Inc. (B)	58,175	937,781

		4,283,344

Hotels, Restaurants & Leisure - 1.3%
Bob Evans Farms, Inc.	20,000	777,000
Cheesecake Factory, Inc. (B)	17,465	805,311
Isle of Capri Casinos, Inc. (A)	54,185	754,797
Ruby Tuesday, Inc. (A) (B)	108,820	599,598

		2,936,706

Household Durables - 1.1%
Ethan Allen Interiors, Inc. (B)	30,865	858,664
Tupperware Brands Corp. (B)	15,065	838,367
ZAGG, Inc. (A)	67,925	743,100

		2,440,131

Household Products - 0.3%
Central Garden & Pet Co., Class A (A)	46,615	633,964

Independent Power and Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	76,940	905,584

Insurance - 3.5%
Argo Group International Holdings, Ltd.	13,390	801,258
Aspen Insurance Holdings, Ltd.	17,380	839,454
Assurant, Inc. (B)	9,655	777,614
Assured Guaranty, Ltd.	30,440	804,529
Employers Holdings, Inc.	30,060	820,638
Hanover Insurance Group, Inc.	9,980	811,773
Horace Mann Educators Corp.	24,935	827,343
Maiden Holdings, Ltd. (B)	54,645	814,757
Old Republic International Corp.	44,315	825,588
Selective Insurance Group, Inc.	24,025	806,760

		8,129,714

Internet & Catalog Retail - 0.7%
Blue Nile, Inc. (A) (B)	23,995	890,934
Nutrisystem, Inc.	35,180	761,295

		1,652,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 1.4%
DHI Group, Inc. (A)	78,505	$ 719,891
Liquidity Services, Inc. (A) (B)	105,860	688,090
Monster Worldwide, Inc. (A) (B)	136,885	784,351
WebMD Health Corp., Class A (A) (B)	19,815	957,064

		3,149,396

IT Services - 3.0%
CACI International, Inc., Class A (A)	8,310	771,002
Convergys Corp. (B)	33,450	832,570
CSG Systems International, Inc. (B)	26,053	937,387
Hackett Group, Inc.	49,040	788,073
ManTech International Corp., Class A	25,630	775,051
Sykes Enterprises, Inc. (A)	25,633	788,984
TeleTech Holdings, Inc.	21,330	595,320
Teradata Corp. (A) (B)	27,095	715,850
VeriFone Systems, Inc. (A) (B)	30,110	843,682

		7,047,919

Life Sciences Tools & Services - 3.0%
Affymetrix, Inc. (A) (B)	90,765	915,819
Bio-Rad Laboratories, Inc., Class A (A)	5,740	795,908
Bruker Corp. (A)	37,865	918,984
Cambrex Corp. (A)	15,790	743,551
Charles River Laboratories International, Inc. (A)	10,905	876,653
ICON PLC (A) (B)	11,890	923,853
Luminex Corp. (A) (B)	37,805	808,649
PAREXEL International Corp. (A)	13,575	924,729

		6,908,146

Machinery - 2.7%
AGCO Corp. (B)	16,150	733,049
Briggs & Stratton Corp. (B)	46,415	802,980
Federal Signal Corp.	56,710	898,853
Harsco Corp.	91,300	719,444
Kadant, Inc.	17,330	703,771
Kennametal, Inc. (B)	32,365	621,408
Timken Co.	29,760	850,838
Wabash National Corp. (A) (B)	78,875	933,091

		6,263,434

Media - 0.2%
Harte-Hanks, Inc.	147,340	477,382

Metals & Mining - 2.3%
Commercial Metals Co.	51,805	709,210
Haynes International, Inc.	19,545	717,106
Kaiser Aluminum Corp.	9,635	806,064
Materion Corp.	25,635	717,780
Reliance Steel & Aluminum Co.	13,660	791,051
Schnitzer Steel Industries, Inc., Class A (B)	49,465	710,812
Steel Dynamics, Inc.	47,835	854,812

		5,306,835

Multi-Utilities - 0.7%
Avista Corp. (B)	24,560	868,687
MDU Resources Group, Inc. (B)	46,840	858,109

		1,726,796

Multiline Retail - 0.4%
Big Lots, Inc. (B)	20,945	807,220

Oil, Gas & Consumable Fuels - 1.8%
Aegean Marine Petroleum Network, Inc.	69,885	584,239

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Alon USA Energy, Inc. (B)	53,035	$ 787,039
Cloud Peak Energy, Inc. (A) (B)	349,695	727,366
Denbury Resources, Inc. (B)	295,120	596,142
DHT Holdings, Inc. (B)	98,575	797,472
Tsakos Energy Navigation, Ltd.	96,145	761,468

		4,253,726

Paper & Forest Products - 0.7%
Domtar Corp.	19,765	730,317
Schweitzer-Mauduit International, Inc.	20,220	849,038

		1,579,355

Personal Products - 1.4%
Avon Products, Inc. (B)	191,900	777,195
Medifast, Inc. (B)	25,735	781,829
Nu Skin Enterprises, Inc., Class A (B)	22,510	852,904
USANA Health Sciences, Inc. (A)	6,135	783,746

		3,195,674

Pharmaceuticals - 0.7%
SciClone Pharmaceuticals, Inc. (A)	76,960	708,032
Sucampo Pharmaceuticals, Inc., Class A (A) (B)	48,180	833,032

		1,541,064

Professional Services - 1.0%
Insperity, Inc.	18,015	867,422
Resources Connection, Inc.	41,200	673,208
TrueBlue, Inc. (A)	29,690	764,815

		2,305,445

Real Estate Investment Trusts - 8.4%
Agree Realty Corp.	23,780	808,282
ARMOUR Residential REIT, Inc. (B)	38,900	846,464
Ashford Hospitality Trust, Inc.	118,140	745,463
Corporate Office Properties Trust (B)	35,667	778,611
Corrections Corp. of America (B)	28,560	756,554
Cousins Properties, Inc.	88,875	838,091
DuPont Fabros Technology, Inc. (B)	25,679	816,336
Dynex Capital, Inc. (B)	89,035	565,372
EPR Properties (B)	15,130	884,349
First Potomac Realty Trust	63,150	719,910
Geo Group, Inc.	28,800	832,608
Gladstone Commercial Corp. (B)	39,660	578,639
Government Properties Income Trust (B)	47,745	757,713
Hersha Hospitality Trust, Class A (B)	35,800	779,008
Hospitality Properties Trust	30,880	807,512
Investors Real Estate Trust	105,935	736,248
Lexington Realty Trust (B)	98,085	784,680
Liberty Property Trust, Series C	25,570	793,949
Mack-Cali Realty Corp.	39,195	915,203
MFA Financial, Inc.	110,835	731,511
PS Business Parks, Inc.	10,120	884,792
RLJ Lodging Trust	35,300	763,539
Select Income REIT	41,085	814,305
Senior Housing Properties Trust	57,010	846,028
Two Harbors Investment Corp.	96,050	778,005

		19,563,172

Road & Rail - 1.0%
ArcBest Corp.	37,545	803,088
Landstar System, Inc. (B)	14,150	829,897
YRC Worldwide, Inc. (A)	51,240	726,583

		2,359,568

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 3.0%
Cabot Microelectronics Corp., Class A (A)	18,289	$ 800,693
Cohu, Inc.	45,247	546,131
FormFactor, Inc., Class A (A)	67,345	606,105
MKS Instruments, Inc.	23,260	837,360
NeoPhotonics Corp. (A)	85,355	926,955
Rudolph Technologies, Inc. (A)	55,000	782,100
Sigma Designs, Inc. (A)	134,905	852,600
Silicon Laboratories, Inc. (A)	15,200	737,808
Teradyne, Inc.	39,900	824,733

		6,914,485

Software - 0.6%
Rovi Corp. (A) (B)	76,920	1,281,487

Specialty Retail - 6.7%
Aaron’s, Inc.	35,965	805,256
Abercrombie & Fitch Co., Class A (B)	30,725	829,575
American Eagle Outfitters, Inc. (B)	48,895	757,873
Build-A-Bear Workshop, Inc. (A)	56,970	697,313
Caleres, Inc. (B)	28,200	756,324
Chico’s FAS, Inc. (B)	68,845	734,576
Children’s Place, Inc. (B)	13,710	756,792
Citi Trends, Inc.	41,620	884,425
DSW, Inc., Class A (B)	32,575	777,240
Express, Inc. (A)	41,475	716,688
Finish Line, Inc., Class A (B)	44,955	812,786
Guess?, Inc. (B)	41,901	791,091
Hibbett Sports, Inc. (A) (B)	23,705	716,839
Kirkland’s, Inc. (B)	59,640	864,780
Rent-A-Center, Inc. (B)	51,570	772,003
Select Comfort Corp. (A)	37,440	801,590
Shoe Carnival, Inc.	31,670	734,744
Urban Outfitters, Inc. (A) (B)	36,375	827,531
Vitamin Shoppe, Inc. (A) (B)	22,840	746,868
Zumiez, Inc. (A) (B)	55,165	834,095

		15,618,389

Technology Hardware, Storage & Peripherals - 0.3%
QLogic Corp. (A)	64,410	785,802

Textiles, Apparel & Luxury Goods - 1.5%
Culp, Inc.	24,265	618,030
Movado Group, Inc.	29,465	757,545
Perry Ellis International, Inc. (A) (B)	29,355	540,719
Steven Madden, Ltd., Class B (A)	23,840	720,445
Wolverine World Wide, Inc.	43,355	724,462

		3,361,201

Thrifts & Mortgage Finance - 1.3%
Brookline Bancorp, Inc.	60,610	697,015
First Defiance Financial Corp., Class A	16,340	617,325
Flagstar Bancorp, Inc. (A)	33,570	775,803
Washington Federal, Inc. (B)	33,500	798,305

		2,888,448

Trading Companies & Distributors - 1.1%
Applied Industrial Technologies, Inc.	20,100	813,849
Kaman Corp. (B)	21,345	871,089
WESCO International, Inc. (A) (B)	18,910	825,989

		2,510,927

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.6%
Shenandoah Telecommunications Co. (B)	18,075	$ 778,129
Spok Holdings, Inc.	37,220	681,870

		1,459,999

Total Common Stocks (Cost $239,687,508)		228,312,302

MASTER LIMITED PARTNERSHIP - 0.3%
Diversified Financial Services - 0.3%
Compass Diversified Holdings	40,350	641,162

Total Master Limited Partnership (Cost $620,350)		641,162

SECURITIES LENDING COLLATERAL - 28.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	66,626,540	66,626,540

Total Securities Lending Collateral (Cost $66,626,540)		66,626,540

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $2,468,469 on 01/04/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 04/30/2018, and with a value of $2,518,125.	$ 2,468,461	2,468,461

Total Repurchase Agreement (Cost $2,468,461)		2,468,461

Total Investments (Cost $309,402,859) (D)		298,048,465
Net Other Assets (Liabilities) - (28.7)%		(66,429,698)

Net Assets - 100.0%		$ 231,618,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$228,312,302	$—	$—	$228,312,302
Master Limited Partnership	641,162	—	—	641,162
Securities Lending Collateral	66,626,540	—	—	66,626,540
Repurchase Agreement	—	2,468,461	—	2,468,461

Total Investments	$295,580,004	$2,468,461	$—	$298,048,465

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total value of all securities on loan is $64,771,030. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $309,892,691. Aggregate gross unrealized appreciation and depreciation for all securities is $15,444,972 and $27,289,198, respectively. Net unrealized depreciation for tax purposes is $11,844,226.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 97.1%
Auto Components - 1.9%
Dorman Products, Inc. (A) (B)	13,860	$ 657,934
Drew Industries, Inc. (A)	10,561	643,059

		1,300,993

Banks - 9.4%
BancorpSouth, Inc. (A)	29,250	701,708
Pinnacle Financial Partners, Inc. (A)	28,709	1,474,494
PrivateBancorp, Inc., Class A	61,600	2,526,832
South State Corp. (A)	21,803	1,568,726

		6,271,760

Biotechnology - 3.1%
Eagle Pharmaceuticals, Inc. (A) (B)	16,930	1,501,183
Repligen Corp. (A) (B)	21,290	602,294

		2,103,477

Building Products - 3.7%
AAON, Inc. (A)	29,429	683,341
Advanced Drainage Systems, Inc. (A)	46,310	1,112,829
Trex Co., Inc. (A) (B)	17,160	652,767

		2,448,937

Communications Equipment - 1.3%
Ruckus Wireless, Inc. (A) (B)	83,505	894,339

Diversified Financial Services - 4.0%
MarketAxess Holdings, Inc. (A)	23,830	2,659,190

Diversified Telecommunication Services - 2.3%
Cogent Communications Holdings, Inc. (A)	44,110	1,530,176

Electrical Equipment - 1.4%
EnerSys (A)	16,895	944,937

Food Products - 4.9%
Calavo Growers, Inc. (A)	13,790	675,710
J&J Snack Foods Corp. (A)	12,983	1,514,727
TreeHouse Foods, Inc. (A) (B)	13,950	1,094,517

		3,284,954

Health Care Equipment & Supplies - 4.0%
Cantel Medical Corp.	23,714	1,473,588
Neogen Corp. (A) (B)	21,886	1,236,997

		2,710,585

Health Care Providers & Services - 3.4%
Aceto Corp. (A)	48,289	1,302,837
Providence Service Corp. (A) (B)	20,561	964,722

		2,267,559

Health Care Technology - 2.3%
Medidata Solutions, Inc. (A) (B)	31,559	1,555,543

Hotels, Restaurants & Leisure - 5.5%
Popeyes Louisiana Kitchen, Inc. (B)	32,859	1,922,252
Sonic Corp. (A)	53,672	1,734,142

		3,656,394

Internet Software & Services - 3.1%
LogMeIn, Inc. (A) (B)	16,670	1,118,557
SPS Commerce, Inc. (A) (B)	13,354	937,584

		2,056,141

IT Services - 4.8%
Luxoft Holding, Inc., Class A (B)	11,118	857,531
MAXIMUS, Inc., Class A (A)	41,370	2,327,063

		3,184,594

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 8.0%
Cambrex Corp. (A) (B)	39,539	$ 1,861,891
ICON PLC (A) (B)	25,780	2,003,106
PRA Health Sciences, Inc. (A) (B)	32,770	1,483,498

		5,348,495

Machinery - 1.5%
Proto Labs, Inc. (A) (B)	16,350	1,041,332

Oil, Gas & Consumable Fuels - 4.1%
Callon Petroleum Co. (A) (B)	79,845	665,907
Matador Resources Co. (A) (B)	40,390	798,511
PDC Energy, Inc. (A) (B)	24,540	1,309,945

		2,774,363

Pharmaceuticals - 5.9%
Prestige Brands Holdings, Inc. (B)	39,025	2,009,007
Supernus Pharmaceuticals, Inc. (A) (B)	84,214	1,131,836
Teligent, Inc. (A) (B)	89,629	797,698

		3,938,541

Professional Services - 3.3%
WageWorks, Inc. (B)	49,330	2,238,102

Road & Rail - 2.6%
Knight Transportation, Inc. (A)	41,479	1,005,036
Saia, Inc. (A) (B)	31,750	706,438

		1,711,474

Semiconductors & Semiconductor Equipment - 2.7%
CEVA, Inc. (A) (B)	15,174	354,465
Silicon Laboratories, Inc. (A) (B)	29,780	1,445,521

		1,799,986

Software - 5.2%
Callidus Software, Inc. (A) (B)	34,760	645,493
Ellie Mae, Inc. (A) (B)	31,892	1,920,855
Qualys, Inc. (A) (B)	27,910	923,542

		3,489,890

Specialty Retail - 3.9%
Asbury Automotive Group, Inc. (A) (B)	16,615	1,120,515
Monro Muffler Brake, Inc. (A)	23,004	1,523,325

		2,643,840

Textiles, Apparel & Luxury Goods - 4.8%
G-III Apparel Group, Ltd. (A) (B)	37,284	1,650,190
Steven Madden, Ltd., Class B (A) (B)	50,900	1,538,198

		3,188,388

Total Common Stocks (Cost $56,536,127)		65,043,990

SECURITIES LENDING COLLATERAL - 28.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (C)	19,128,528	19,128,528

Total Securities Lending Collateral (Cost $19,128,528)		19,128,528

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Principal	Value
REPURCHASE AGREEMENT - 3.1%

State Street Bank & Trust Co. 0.03% (C), dated 12/31/2015, to be repurchased at $2,058,400 on 01/04/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 08/15/2017, and with a value of $2,102,625.

	$ 2,058,393	$ 2,058,393

Total Repurchase Agreement (Cost $2,058,393)		2,058,393

Total Investments (Cost $77,723,048) (D)		86,230,911
Net Other Assets (Liabilities) - (28.8)%		(19,288,756)

Net Assets - 100.0%		$ 66,942,155

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$65,043,990	$—	$—	$65,043,990
Securities Lending Collateral	19,128,528	—	—	19,128,528
Repurchase Agreement	—	2,058,393	—	2,058,393

Total Investments	$84,172,518	$2,058,393	$—	$86,230,911

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $18,685,130. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2015.
(D)	Aggregate cost for federal income tax purposes is $77,821,596. Aggregate gross unrealized appreciation and depreciation for all securities is $10,989,550 and $2,580,235, respectively. Net unrealized appreciation for tax purposes is $8,409,315.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2015

	Shares	Value
COMMON STOCKS - 95.0%
Argentina - 0.5%
Arcos Dorados Holdings, Inc., Class A (A) (B)	597,900	$ 1,859,469

Australia - 2.6%
APA Group	285,641	1,806,713
Asciano, Ltd. (A)	415,213	2,644,424
BHP Billiton PLC, ADR (A)	84,700	1,918,455
Challenger, Ltd.	663,239	4,214,395

		10,583,987

Brazil - 1.3%
Localiza Rent a Car SA (C)	330,400	2,062,669
Marfrig Global Foods SA (B)	2,060,000	3,294,365

		5,357,034

Canada - 4.4%
Canadian National Railway Co.	73,300	4,097,532
Fairfax Financial Holdings, Ltd.	9,700	4,605,064
Hudson’s Bay Co.	262,200	3,429,804
Newalta Corp. (A)	178,300	449,713
Suncor Energy, Inc.	201,300	5,196,528

		17,778,641

Chile - 0.6%
Banco Santander Chile, ADR	137,000	2,416,680

China - 2.9%
Fosun International, Ltd.	3,028,536	4,744,025
Minth Group, Ltd.	300,000	596,125
Shenzhen Expressway Co., Ltd., Class H	2,226,000	1,958,867
Sinotrans, Ltd., Class H	3,050,000	1,641,086
Universal Health International Group Holding, Ltd. (A)	6,700,000	2,593,532

		11,533,635

Denmark - 1.1%
Carlsberg A/S, Class B	51,977	4,604,729

France - 6.4%
Arkema SA	46,495	3,263,632
Bollore SA	826,900	3,861,428
Cie Generale des Etablissements Michelin, Class B	31,538	3,012,677
Engie SA	211,000	3,743,391
Rexel SA	190,024	2,535,925
Sanofi	56,201	4,800,607
Veolia Environnement SA	200,070	4,754,020

		25,971,680

Germany - 6.0%
Allianz SE, Class A	19,302	3,402,518
Bayer AG	25,031	3,126,130
Merck KGaA	34,200	3,311,270
METRO AG (A)	100,524	3,202,424
SAP SE	23,200	1,840,992
Siemens AG, Class A	41,787	4,042,718
Talanx AG (B)	95,000	2,921,679
TUI AG	137,400	2,482,053

		24,329,784

Greece - 0.7%
OPAP SA	323,500	2,847,665
Piraeus Bank SA (B)	22,282	6,732

		2,854,397

	Shares	Value
COMMON STOCKS (continued)
Hong Kong - 5.5%
Cheung Kong Property Holdings, Ltd.	308,000	$ 2,016,890
China Mobile, Ltd.	425,000	4,798,356
China Resources Beer Holdings Co., Ltd.	600,000	1,286,702
CK Hutchison Holdings, Ltd.	308,000	4,149,031
First Pacific Co., Ltd.	4,200,000	2,785,531
Guangdong Investment, Ltd.	2,322,000	3,277,744
Noble Group, Ltd. (A)	6,990,500	1,972,071
Shun Tak Holdings, Ltd.	4,726,000	1,780,623

		22,066,948

India - 1.1%
Cairn India, Ltd.	1,617,457	3,372,745
Hindustan Zinc, Ltd.	500,000	1,107,983

		4,480,728

Indonesia - 0.5%
AKR Corporindo Tbk PT	3,600,000	1,861,609

Ireland - 2.5%
DCC PLC	21,000	1,752,234
Ryanair Holdings PLC, ADR	40,060	3,463,587
Smurfit Kappa Group PLC, Class B	195,215	4,994,008

		10,209,829

Israel - 1.4%
Teva Pharmaceutical Industries, Ltd., ADR (A)	85,200	5,592,528

Italy - 2.8%
Eni SpA, Class B	324,215	4,817,246
Mediobanca SpA	256,200	2,455,948
Prysmian SpA	190,138	4,154,347

		11,427,541

Japan - 18.8%
Aisin Seiki Co., Ltd.	92,700	3,989,656
Daiichi Sankyo Co., Ltd.	136,700	2,821,446
Denka Co., Ltd.	362,000	1,604,042
Electric Power Development Co., Ltd.	62,200	2,215,354
FANUC Corp.	10,400	1,791,815
FUJIFILM Holdings Corp.	142,200	5,934,361
Hitachi, Ltd.	833,800	4,724,620
Japan Airlines Co., Ltd.	99,500	3,561,391
Komatsu, Ltd.	128,900	2,109,119
Kuraray Co., Ltd.	334,700	4,054,153
Mitsubishi Heavy Industries, Ltd.	615,000	2,689,088
MS&AD Insurance Group Holdings, Inc.	168,700	4,947,072
NEC Corp.	1,533,000	4,857,339
Nippon Telegraph & Telephone Corp.	129,000	5,133,957
Nitori Holdings Co., Ltd.	52,800	4,434,241
ORIX Corp.	374,200	5,249,451
Resona Holdings, Inc.	928,400	4,508,530
SoftBank Group Corp.	81,900	4,133,526
Sony Corp. (A)	189,400	4,654,844
Sumitomo Mitsui Financial Group, Inc.	66,500	2,509,779

		75,923,784

Korea, Republic of - 1.2%
Korean Reinsurance Co.	134,102	1,612,390
SK Telecom Co., Ltd.	18,600	3,404,137

		5,016,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Macau - 0.4%
MGM China Holdings, Ltd.	1,359,572	$ 1,701,647

Mexico - 2.4%
Alpek SAB de CV, Class A	1,563,400	2,186,193
Credito Real SAB de CV SOFOM ENR	987,813	2,505,283
Fomento Economico Mexicano SAB de CV, ADR	7,000	646,450
Grupo Aeroportuario del Centro Norte SAB de CV, Class B (A) (B)	311,320	1,516,273
Grupo Televisa SAB, ADR	103,000	2,802,630

		9,656,829

Netherlands - 3.7%
Boskalis Westminster	63,294	2,588,370
Delta Lloyd NV (A)	148,334	877,745
Heineken Holding NV, Class A	40,044	3,089,764
Koninklijke Philips NV (A)	175,571	4,495,289
Steinhoff International Holdings NV (A)	782,600	4,065,344

		15,116,512

Nigeria - 0.4%
Guaranty Trust Bank PLC	16,340,000	1,492,395

Panama - 0.4%
Copa Holdings SA, Class A (A)	29,800	1,438,148

Russian Federation - 0.9%
Lukoil PJSC, ADR	114,980	3,735,125

Singapore - 0.6%
DBS Group Holdings, Ltd.	212,000	2,495,437

Spain - 0.8%
Aena SA (B) (D)	28,700	3,287,396

Sweden - 3.0%
Investor AB, Class B	164,281	6,037,351
Svenska Cellulosa AB SCA, Class B	75,297	2,182,114
Telefonaktiebolaget LM Ericsson, Class B	412,800	3,979,929

		12,199,394

Switzerland - 4.4%
GAM Holding AG (B)	231,177	3,826,582
Nestle SA	60,764	4,510,830
Novartis AG	45,115	3,880,759
UBS Group AG	291,474	5,654,439

		17,872,610

Taiwan - 1.8%
ChipMOS TECHNOLOGIES Bermuda, Ltd.	176,100	3,486,780
Yuanta Financial Holding Co., Ltd.	10,065,510	3,723,200

		7,209,980

Thailand - 0.8%
Thai Union Group PCL	6,985,000	3,317,982

Turkey - 0.8%
Tofas Turk Otomobil Fabrikasi AS	511,535	3,323,820

United Kingdom - 13.1%
Admiral Group PLC	98,039	2,397,738
Aviva PLC	626,375	4,764,755
Barclays PLC	879,600	2,838,490
BGEO Group PLC (A)	40,305	1,131,312
GKN PLC	550,200	2,501,447
HSBC Holdings PLC	597,200	4,762,158

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
IG Group Holdings PLC	271,100	$ 3,207,236
Imperial Tobacco Group PLC	97,194	5,138,859
Inchcape PLC	317,788	3,677,592
Johnson Matthey PLC	77,532	3,036,889
Kingfisher PLC	781,120	3,794,282
National Grid PLC, Class B	369,084	5,100,972
Sky PLC	324,060	5,312,349
Unilever PLC	118,358	5,106,256

		52,770,335

United States - 1.2%
Flextronics International, Ltd. (B)	430,700	4,828,147

Total Common Stocks (Cost $415,568,111)		384,315,287

PREFERRED STOCKS - 2.9%
Brazil - 0.5%
Itausa - Investimentos Itau SA
7.60% (C) (E)	1,179,748	2,038,595

Germany - 0.5%
Porsche Automobil Holding SE
4.59% (E)	38,900	2,093,496

Korea, Republic of - 1.9%
Hyundai Motor Co.
1.05% (E)	34,900	3,051,585
Samsung Electronics Co., Ltd.
2.03% (E)	4,886	4,516,559

		7,568,144

Total Preferred Stocks (Cost $15,703,395)		11,700,235

SECURITIES LENDING COLLATERAL - 6.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.31% (E)	24,568,890	24,568,890

Total Securities Lending Collateral (Cost $24,568,890)		24,568,890

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (E), dated 12/31/2015, to be repurchased at $6,041,427 on 01/04/2016. Collateralized by a U.S. Government Obligation, 1.00%, due 09/15/2017, and with a value of $6,163,281.	$ 6,041,407	6,041,407

Total Repurchase Agreement (Cost $6,041,407)		6,041,407

Total Investments (Cost $461,881,803) (F)		426,625,819
Net Other Assets (Liabilities) - (5.5)%		(22,350,172)

Net Assets - 100.0%		$ 404,275,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	6.0%	$25,528,961
Banks	5.7	24,200,108
Pharmaceuticals	5.5	23,532,740
Diversified Financial Services	5.0	21,493,964
Industrial Conglomerates	4.9	20,963,920
Oil, Gas & Consumable Fuels	4.0	17,121,644
Capital Markets	3.7	15,660,169
Technology Hardware, Storage & Peripherals	3.6	15,308,259
Chemicals	3.3	14,144,909
Multi-Utilities	3.2	13,598,383
Wireless Telecommunication Services	2.9	12,336,019
Food Products	2.6	11,123,177
Auto Components	2.4	10,099,905
Electronic Equipment, Instruments & Components	2.2	9,552,767
Hotels, Restaurants & Leisure	2.1	8,890,834
Road & Rail	2.1	8,804,625
Household Durables	2.0	8,720,188
Automobiles	2.0	8,468,901
Airlines	2.0	8,463,126
Beverages	2.0	8,340,943
Specialty Retail	1.9	8,228,523
Media	1.9	8,114,979
Transportation Infrastructure	1.6	6,762,536
Machinery	1.5	6,590,022
Trading Companies & Distributors	1.5	6,369,605
Air Freight & Logistics	1.3	5,502,514
Tobacco	1.2	5,138,859
Diversified Telecommunication Services	1.2	5,133,957
Personal Products	1.2	5,106,256
Containers & Packaging	1.2	4,994,008
Food & Staples Retailing	1.0	4,489,126
Electrical Equipment	1.0	4,154,347
Communications Equipment	0.9	3,979,929
Distributors	0.9	3,677,592
Semiconductors & Semiconductor Equipment	0.8	3,486,780
Multiline Retail	0.8	3,429,804
Water Utilities	0.8	3,277,744
Metals & Mining	0.7	3,026,438
Health Care Providers & Services	0.6	2,593,532
Construction & Engineering	0.6	2,588,370
Consumer Finance	0.6	2,505,283
Independent Power and Renewable Electricity Producers	0.5	2,215,354
Household Products	0.5	2,182,114
Real Estate Management & Development	0.5	2,016,890
Software	0.4	1,840,992
Gas Utilities	0.4	1,806,713
Energy Equipment & Services	0.1	449,713

Investments, at Value	92.8	396,015,522
Short-Term Investments	7.2	30,610,297

Total Investments	100.0%	$426,625,819

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2015

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at December 31, 2015
ASSETS
Investments
Common Stocks	$56,174,389	$328,140,898	$—	$384,315,287
Preferred Stocks	—	11,700,235	—	11,700,235
Securities Lending Collateral	24,568,890	—	—	24,568,890
Repurchase Agreement	—	6,041,407	—	6,041,407

Total Investments	$80,743,279	$345,882,540	$—	$426,625,819

Transfers (G)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (C)	$2,062,669	$—	$—	$—
Preferred Stocks (C)	2,038,595	—	—	—

Total	$4,101,264	$—	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The total value of all securities on loan is $23,264,626. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Transferred from Level 1 to 2 due to the application of fair value factors to the quotation from the primary market to reflect events that occured after the close of the primary market at December 31, 2015.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the total aggregate value of 144A securities is $3,287,396, representing 0.8% of the Portfolio’s net assets.
(E)	Rate disclosed reflects the yield at December 31, 2015.
(F)	Aggregate cost for federal income tax purposes is $463,033,557. Aggregate gross unrealized appreciation and depreciation for all securities is $38,565,579 and $74,973,317, respectively. Net unrealized depreciation for tax purposes is $36,407,738.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2015

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investments, at value (A) (B)	$749,791,995	$340,552,964	$267,923,938	$1,481,355,524	$714,083,213
Repurchase agreements, at value (C)	123,406,027	10,845,130	—	9,127,979	21,380,330
Cash	—	—	—	739,071	—
Cash on deposit with broker	—	—	585,220	478,184	—
Foreign currency, at value (D)	—	—	2,547,338	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	274,212	—	—
Receivables:
Investments sold	—	121,634	2,449,901	392,475	623,243
When-issued, delayed-delivery, and forward commitment securities sold	—	—	—	12,491,603	—
Interest	98,928	1,407,686	1,043,842	8,057,588	13,311,059
Net income from securities lending	—	853	3	11,051	—
Total assets	873,296,950	352,928,267	274,824,454	1,512,653,475	749,397,845

Liabilities:
Due to custodian	—	—	3,715	—	—
Cash deposit due to broker	—	—	—	75,765	—
Payables and other liabilities:
Investments purchased	—	—	3,801,956	—	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	187,739,655	—
Investment advisory fees	178,819	103,446	60,353	380,208	351,137
Trustees, CCO and deferred compensation fees	2,216	680	485	2,296	1,192
Audit and tax fees	10,058	11,555	12,188	14,997	12,874
Custody and accounting fees	36,807	15,710	53,751	48,325	32,466
Legal fees	5,941	2,717	2,149	10,186	6,639
Printing and shareholder reports fees	3,904	1,677	1,325	6,325	4,127
Variation margin payable	—	—	25,474	—	—
Other	2,469	1,072	832	3,959	2,531
Collateral for securities on loan	—	2,281,740	1,233,750	41,423,590	—
Written options and swaptions, at value (E)	—	—	901,934	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	621,128	—	—
Total liabilities	240,214	2,418,597	6,719,040	229,705,306	410,966
Net assets	$873,056,736	$350,509,670	$268,105,414	$1,282,948,169	$748,986,879

(A) Investments, at cost	$749,791,995	$345,091,782	$275,503,674	$1,495,230,846	$803,385,790
(B) Securities on loan, at value	$—	$2,234,812	$1,208,791	$40,577,293	$—
(C) Repurchase agreements, at cost	$123,406,027	$10,845,130	$—	$9,127,979	$21,380,330
(D) Foreign currency, at cost	$—	$—	$2,535,298	$—	$—
(E) Premium received on written options and swaptions	$—	$—	$(1,406,313)	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2015

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investments, at value (A) (B)	$166,489,814	$901,219,294	$351,818,259	$1,009,798,903	$920,466,744
Repurchase agreements, at value (C)	801,413	13,234,284	4,307,112	8,883,912	24,030,679
Cash	30,776	3,865	—	—	39,823
Receivables:
Investments sold	272,064	—	—	469,022	—
When-issued, delayed-delivery, and forward commitment securities sold	603,321	—	—	—	—
Interest	375,284	11	4	7	20
Dividends	123,009	513,393	365,018	531,692	1,517,043
Tax reclaims	—	—	690	140,357	—
Net income from securities lending	2,301	113,767	13,358	44,802	65,577
Total assets	168,697,982	915,084,614	356,504,441	1,019,868,695	946,119,886

Liabilities:
Payables and other liabilities:
Investments purchased	256,304	—	—	451,932	20,418
When-issued, delayed-delivery, and forward commitment securities purchased	8,975,375	—	—	—	—
Investment advisory fees	47,076	319,739	166,398	491,091	458,350
Trustees, CCO and deferred compensation fees	276	1,462	620	2,120	1,336
Audit and tax fees	13,342	10,934	11,847	11,811	10,255
Custody and accounting fees	29,592	24,769	11,014	30,377	26,871
Legal fees	1,142	6,744	2,531	6,828	7,808
Printing and shareholder reports fees	674	4,307	1,615	4,350	4,467
Variation margin payable	5,760	—	—	—	—
Other	1,262	2,963	3,127	2,864	3,259
Collateral for securities on loan	7,774,676	88,291,614	32,938,081	93,409,717	143,733,430
Total liabilities	17,105,479	88,662,532	33,135,233	94,411,090	144,266,194
Net assets	$151,592,503	$826,422,082	$323,369,208	$925,457,605	$801,853,692

(A) Investments, at cost	$157,108,295	$855,134,981	$327,252,563	$796,399,604	$847,287,145
(B) Securities on loan, at value	$7,606,822	$85,984,911	$32,125,166	$91,440,969	$140,152,439
(C) Repurchase agreements, at cost	$801,413	$13,234,284	$4,307,112	$8,883,912	$24,030,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2015

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investments, at value (A) (B)	$119,997,742	$81,341,881	$295,580,004	$84,172,518	$420,584,412
Repurchase agreements, at value (C)	598,774	513,591	2,468,461	2,058,393	6,041,407
Cash	—	—	—	—	632
Foreign currency, at value (D)	—	—	—	—	74,385
Receivables:
Investments sold	—	1,271,577	—	189,489	1,819,330
Interest	1	1	2	2	5
Dividends	62,524	197,580	368,786	7,989	313,612
Tax reclaims	—	—	—	—	641,247
Net income from securities lending	3,919	15,482	19,175	7,445	46,129
Total assets	120,662,960	83,340,112	298,436,428	86,435,836	429,521,159

Liabilities:
Payables and other liabilities:
Investments purchased	—	662,567	—	299,539	323,445
Investment advisory fees	64,621	37,555	159,790	48,999	254,479
Trustees, CCO and deferred compensation fees	168	106	366	131	665
Audit and tax fees	10,243	10,242	10,328	10,240	16,999
Custody and accounting fees	5,486	7,877	15,151	5,088	72,350
Legal fees	977	—	2,264	505	3,708
Printing and shareholder reports fees	605	350	1,438	305	2,419
Other	738	791	1,784	346	2,557
Collateral for securities on loan	12,835,455	14,799,186	66,626,540	19,128,528	24,568,890
Total liabilities	12,918,293	15,518,674	66,817,661	19,493,681	25,245,512
Net assets	$107,744,667	$67,821,438	$231,618,767	$66,942,155	$404,275,647

(A) Investments, at cost	$119,627,858	$80,072,786	$306,934,398	$75,664,655	$455,840,396
(B) Securities on loan, at value	$12,545,269	$14,443,765	$64,771,030	$18,685,130	$23,264,626
(C) Repurchase agreements, at cost	$598,774	$513,591	$2,468,461	$2,058,393	$6,041,407
(D) Foreign currency, at cost	$—	$—	$—	$—	$74,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF OPERATIONS

For the year ended December 31, 2015

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$164,591	$418,930
Interest income	2,431,472	6,101,445	1,730,161	35,484,376	52,855,997
Net income from securities lending	—	19,837	1,257	157,803	—
Withholding taxes on foreign income	—	(651)	—	998	—
Total investment income	2,431,472	6,120,631	1,731,418	35,807,768	53,274,927

Expenses:
Investment advisory fees	2,084,241	1,285,871	997,939	4,738,736	4,655,240
Trustees, CCO and deferred compensation fees	15,297	6,453	5,002	23,716	14,627
Audit and tax fees	20,679	22,208	23,046	27,484	24,537
Custody and accounting fees	142,359	62,965	194,773	187,214	135,249
Legal fees	25,673	13,428	10,814	51,929	30,531
Printing and shareholder reports fees	3,336	129	1,056	7,140	4,608
Other	16,967	7,485	5,763	27,240	17,189
Total expenses before waiver and/or reimbursement	2,308,552	1,398,539	1,238,393	5,063,459	4,881,981
Expenses waived and/or reimbursed	—	—	(97,863)	—	—
Net expenses	2,308,552	1,398,539	1,140,530	5,063,459	4,881,981
Net investment income (loss)	122,920	4,722,092	590,888	30,744,309	48,392,946

Net realized gain (loss) on:
Investments	3,909	(836,409)	(5,942,718)	2,912,066	(13,293,618)
Written options and swaptions	—	—	2,654,877	—	—
Swap agreements	—	—	(332,290)	—	—
Futures contracts	—	—	(774,188)	—	—
Foreign currency transactions	—	—	3,557,339	—	—
Net realized gain (loss)	3,909	(836,409)	(836,980)	2,912,066	(13,293,618)

Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,252,420)	(5,680,420)	(26,836,815)	(67,991,992)
Written options and swaptions	—	—	482,978	—	—
Swap agreements	—	—	(49,386)	—	—
Futures contracts	—	—	944,770	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(958,275)	—	—
Net change in unrealized appreciation (depreciation)	—	(1,252,420)	(5,260,333)	(26,836,815)	(67,991,992)
Net realized and change in unrealized gain (loss)	3,909	(2,088,829)	(6,097,313)	(23,924,749)	(81,285,610)
Net increase (decrease) in net assets resulting from operations	$126,829	$2,633,263	$(5,506,425)	$6,819,560	$(32,892,664)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2015

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,766,817	$17,063,495	$6,461,889	$9,084,028	$16,831,540
Interest income	1,565,491	918	354	5,189	3,293
Net income from securities lending	16,646	417,590	85,331	267,336	409,050
Withholding taxes on foreign income	(11,581)	(3,729)	(11,544)	(67,056)	(152,160)
Total investment income	3,337,373	17,478,274	6,536,030	9,289,497	17,091,723

Expenses:
Investment advisory fees	716,565	4,024,083	2,063,959	5,918,183	5,808,430
Trustees, CCO and deferred compensation fees	2,805	15,447	6,002	17,118	14,937
Audit and tax fees	27,159	23,704	24,406	24,782	24,564
Custody and accounting fees	109,972	101,078	44,660	111,089	106,432
Legal fees	5,548	34,196	11,859	36,226	36,444
Printing and shareholder reports fees	788	4,826	1,821	4,642	4,216
Other	3,043	17,971	6,745	18,812	17,681
Total expenses before waiver and/or reimbursement	865,880	4,221,305	2,159,452	6,130,852	6,012,704
Expenses waived and/or reimbursed	(69,684)	—	—	—	—
Net expenses	796,196	4,221,305	2,159,452	6,130,852	6,012,704
Net investment income (loss)	2,541,177	13,256,969	4,376,578	3,158,645	11,079,019

Net realized gain (loss) on:
Investments	7,531,892	88,003,967	37,746,692	57,295,520	60,081,715
Futures contracts	105,267	—	—	—	—
Foreign currency transactions	(21)	—	—	(945)	(1,929)
Net realized gain (loss)	7,637,138	88,003,967	37,746,692	57,294,575	60,079,786

Net change in unrealized appreciation (depreciation) on:
Investments	(9,530,652)	(103,060,022)	(44,445,169)	22,397,523	(73,933,778)
Futures contracts	10,180	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(6)	—	(131)	(2,114)	—
Net change in unrealized appreciation (depreciation)	(9,520,478)	(103,060,022)	(44,445,300)	22,395,409	(73,933,778)
Net realized and change in unrealized gain (loss)	(1,883,340)	(15,056,055)	(6,698,608)	79,689,984	(13,853,992)
Net increase (decrease) in net assets resulting from operations	$657,837	$(1,799,086)	$(2,322,030)	$82,848,629	$(2,774,973)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2015

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$751,084	$1,341,802	$4,905,892	$550,455	$16,219,372
Interest income	76	271	302	233	67,905
Net income from securities lending	44,964	45,235	389,701	93,807	613,627
Withholding taxes on foreign income	(15,341)	(4,346)	(22,276)	—	(2,622,779)
Total investment income	780,783	1,382,962	5,273,619	644,495	14,278,125

Expenses:
Investment advisory fees	891,430	621,966	2,196,290	591,754	3,369,059
Trustees, CCO and deferred compensation fees	2,119	1,304	4,639	1,248	7,705
Audit and tax fees	22,398	22,448	23,833	20,863	45,193
Custody and accounting fees	22,267	28,354	58,549	22,093	288,673
Legal fees	4,877	6,827	10,637	248	13,009
Printing and shareholder reports fees	—	283	871	203	2,425
Other	2,560	1,511	5,673	1,378	10,375
Total expenses before waiver and/or reimbursement	945,651	682,693	2,300,492	637,787	3,736,439
Expenses waived and/or reimbursed	(17,064)	(37,965)	—	(3,759)	—
Net expenses	928,587	644,728	2,300,492	634,028	3,736,439
Net investment income (loss)	(147,804)	738,234	2,973,127	10,467	10,541,686

Net realized gain (loss) on:
Investments	18,401,108	16,651,660	2,718,927	3,668,577	(11,471,642)
Foreign currency transactions	—	(9,383)	(144)	—	(284,133)
Net realized gain (loss)	18,401,108	16,642,277	2,718,783	3,668,577	(11,755,775)

Net change in unrealized appreciation (depreciation) on:
Investments	(18,808,529)	(21,880,137)	(31,373,612)	(1,411,721)	(5,802,833)
Translation of assets and liabilities denominated in foreign currencies	—	47	—	—	(113,456)
Net change in unrealized appreciation (depreciation)	(18,808,529)	(21,880,090)	(31,373,612)	(1,411,721)	(5,916,289)
Net realized and change in unrealized gain (loss)	(407,421)	(5,237,813)	(28,654,829)	2,256,856	(17,672,064)
Net increase (decrease) in net assets resulting from operations	$(555,225)	$(4,499,579)	$(25,681,702)	$2,267,323	$(7,130,378)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$122,920	$(405,088)	$4,722,092	$5,557,003	$590,888	$3,295,015
Net realized gain (loss)	3,909	10,182	(836,409)	37,515	(836,980)	(2,026,292)
Net change in unrealized appreciation (depreciation)	—	—	(1,252,420)	(2,422,845)	(5,260,333)	6,620,161
Net increase (decrease) in net assets resulting from operations	126,829	(394,906)	2,633,263	3,171,673	(5,506,425)	7,888,884

From transactions in investors’ beneficial interests:
Contributions	681,666,419	604,412,830	178,165,153	168,879,564	41,488,372	44,535,342
Withdrawals	(671,104,556)	(728,511,842)	(201,443,124)	(200,754,741)	(50,802,329)	(44,286,154)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	10,561,863	(124,099,012)	(23,277,971)	(31,875,177)	(9,313,957)	249,188
Net increase (decrease) in net assets	10,688,692	(124,493,918)	(20,644,708)	(28,703,504)	(14,820,382)	8,138,072

Net assets:
Beginning of year	862,368,044	986,861,962	371,154,378	399,857,882	282,925,796	274,787,724
End of year	$873,056,736	$862,368,044	$350,509,670	$371,154,378	$268,105,414	$282,925,796

	Core Bond		High Yield Bond		Balanced
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$30,744,309	$34,907,805	$48,392,946	$52,214,684	$2,541,177	$2,261,478
Net realized gain (loss)	2,912,066	28,880,767	(13,293,618)	25,943,110	7,637,138	7,008,505
Net change in unrealized appreciation (depreciation)	(26,836,815)	19,066,627	(67,991,992)	(50,739,572)	(9,520,478)	4,682,230
Net increase (decrease) in net assets resulting from operations	6,819,560	82,855,199	(32,892,664)	27,418,222	657,837	13,952,213

From transactions in investors’ beneficial interests:
Contributions	206,524,514	243,239,709	88,025,013	112,116,324	31,301,309	27,672,670
Withdrawals	(284,871,593)	(307,830,084)	(182,920,525)	(119,665,792)	(27,931,083)	(17,330,758)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(78,347,079)	(64,590,375)	(94,895,512)	(7,549,468)	3,370,226	10,341,912
Net increase (decrease) in net assets	(71,527,519)	18,264,824	(127,788,176)	19,868,754	4,028,063	24,294,125

Net assets:
Beginning of year	1,354,475,688	1,336,210,864	876,775,055	856,906,301	147,564,440	123,270,315
End of year	$1,282,948,169	$1,354,475,688	$748,986,879	$876,775,055	$151,592,503	$147,564,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Large Core		Large Growth
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$13,256,969	$11,285,487	$4,376,578	$3,319,424	$3,158,645	$3,799,693
Net realized gain (loss)	88,003,967	108,717,853	37,746,692	33,339,747	57,294,575	172,880,474
Net change in unrealized appreciation (depreciation)	(103,060,022)	(35,341,767)	(44,445,300)	9,785,542	22,395,409	(84,671,004)
Net increase (decrease) in net assets resulting from operations	(1,799,086)	84,661,573	(2,322,030)	46,444,713	82,848,629	92,009,163

From transactions in investors’ beneficial interests:
Contributions	75,369,693	67,987,946	30,264,680	29,197,760	75,723,926	62,275,027
Withdrawals	(167,401,036)	(156,673,532)	(51,955,709)	(37,995,285)	(159,696,818)	(169,720,555)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(92,031,343)	(88,685,586)	(21,691,029)	(8,797,525)	(83,972,892)	(107,445,528)
Net increase (decrease) in net assets	(93,830,429)	(4,024,013)	(24,013,059)	37,647,188	(1,124,263)	(15,436,365)

Net assets:
Beginning of year	920,252,511	924,276,524	347,382,267	309,735,079	926,581,868	942,018,233
End of year	$826,422,082	$920,252,511	$323,369,208	$347,382,267	$925,457,605	$926,581,868

	Mid Value		Mid Growth		Small Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$11,079,019	$12,714,125	$(147,804)	$798,940	$738,234	$752,806
Net realized gain (loss)	60,079,786	205,832,321	18,401,108	10,596,128	16,642,277	9,659,760
Net change in unrealized appreciation (depreciation)	(73,933,778)	(100,147,711)	(18,808,529)	(1,341,660)	(21,880,090)	(5,124,496)
Net increase (decrease) in net assets resulting from operations	(2,774,973)	118,398,735	(555,225)	10,053,408	(4,499,579)	5,288,070

From transactions in investors’ beneficial interests:
Contributions	78,244,993	60,667,605	16,866,894	16,339,479	7,541,849	9,733,013
Withdrawals	(142,550,405)	(285,213,427)	(34,696,316)	(50,406,635)	(11,813,901)	(20,725,556)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(64,305,412)	(224,545,822)	(17,829,422)	(34,067,156)	(4,272,052)	(10,992,543)
Net increase (decrease) in net assets	(67,080,385)	(106,147,087)	(18,384,647)	(24,013,748)	(8,771,631)	(5,704,473)

Net assets:
Beginning of year	868,934,077	975,081,164	126,129,314	150,143,062	76,593,069	82,297,542
End of year	$801,853,692	$868,934,077	$107,744,667	$126,129,314	$67,821,438	$76,593,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Core		Small Growth		International Equity
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
From operations:
Net investment income (loss)	$2,973,127	$3,359,210	$10,467	$(249,719)	$10,541,686	$16,095,155
Net realized gain (loss)	2,718,783	23,328,860	3,668,577	8,927,234	(11,755,775)	7,181,699
Net change in unrealized appreciation (depreciation)	(31,373,612)	(13,556,343)	(1,411,721)	(6,868,899)	(5,916,289)	(62,059,763)
Net increase (decrease) in net assets resulting from operations	(25,681,702)	13,131,727	2,267,323	1,808,616	(7,130,378)	(38,782,909)

From transactions in investors’ beneficial interests:
Contributions	25,637,900	20,707,866	10,940,976	9,958,737	58,103,998	81,284,021
Withdrawals	(74,628,736)	(61,729,892)	(12,727,271)	(18,370,607)	(145,878,162)	(155,426,237)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(48,990,836)	(41,022,026)	(1,786,295)	(8,411,870)	(87,774,164)	(74,142,216)
Net increase (decrease) in net assets	(74,672,538)	(27,890,299)	481,028	(6,603,254)	(94,904,542)	(112,925,125)

Net assets:
Beginning of year	306,291,305	334,181,604	66,461,127	73,064,381	499,180,189	612,105,314
End of year	$231,618,767	$306,291,305	$66,942,155	$66,461,127	$404,275,647	$499,180,189

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

FINANCIAL HIGHLIGHTS

For the years ended:

	Money Market
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	0.01%	(0.05)%	(0.07)%	(0.11)%	(0.04)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 873,057	$ 862,368	$ 986,862	$ 948,358	$ 995,629
Expenses to average net assets	0.28%	0.28%	0.29%	0.28%	0.28%
Net investment income (loss) to average net assets	0.01%	(0.05)%	(0.07)%	(0.11)%	(0.04)%

(A)	Total return reflects all Portfolio expenses.

	High Quality Bond
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	0.69%	0.81%	0.41%	2.95%	2.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 350,510	$ 371,154	$ 399,858	$ 386,046	$ 458,228
Expenses to average net assets	0.38%	0.38%	0.39%	0.38%	0.38%
Net investment income (loss) to average net assets	1.29%	1.47%	1.81%	2.10%	2.43%
Portfolio turnover rate	70%	92%	77%	68%	84%

(A)	Total return reflects all Portfolio expenses.

	Inflation-Protected Securities
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(1.94)%	3.00%	(8.26)%	7.06%	12.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 268,105	$ 282,926	$ 274,788	$ 341,136	$ 358,544
Expenses to average net assets
Excluding waiver and/or reimbursement	0.43%	0.42%	0.41%	0.40%	0.40%
Including waiver and/or reimbursement	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	0.21%	1.17%	0.48%	1.43%	3.30%
Portfolio turnover rate	54%	81%	99%	103%	134%

(A)	Total return reflects all Portfolio expenses.

	Core Bond
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	0.46%	6.32%	(0.96)%	8.28%	6.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 1,282,948	$ 1,354,476	$ 1,336,211	$ 1,470,033	$ 1,588,591
Expenses to average net assets	0.37%	0.38%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	2.27%	2.58%	2.64%	3.03%	3.54%
Portfolio turnover rate	46%	184%	200%	297%	406%

(A)	Total return reflects all Portfolio expenses.

	High Yield Bond
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
Total return (A)	(4.13)%	3.16%		7.48%		15.14%		4.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 748,987	$ 876,775		$ 856,906		$ 819,993		$ 729,276
Expenses to average net assets	0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)	0.59%	(B)
Net investment income (loss) to average net assets	5.72%	5.87%	(C)	6.37%	(C)	7.23%	(C)	8.04%	(C)
Portfolio turnover rate	44%	97%	(D)	51%	(D)	102%	(D)	81%	(D)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Balanced
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	0.57%	10.99%	18.33%	13.47%	3.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 151,593	$ 147,564	$ 123,270	$ 109,602	$ 104,111
Expenses to average net assets
Excluding waiver and/or reimbursement	0.54%	0.58%	0.63%	0.61%	0.62%
Including waiver and/or reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	1.60%	1.69%	1.44%	1.82%	2.26%
Portfolio turnover rate	50%	92%	123%	150%	245%

(A)	Total return reflects all Portfolio expenses.

	Large Value
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011
Total return (A)	(0.36)%	9.82%	38.08%	17.39%		2.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 826,422	$ 920,253	$ 924,277	$ 785,039		$ 877,766
Expenses to average net assets (B)	0.47%	0.47%	0.48%	0.48%		0.47%
Net investment income (loss) to average net assets (C)	1.48%	1.24%	1.69%	2.08%	(D)	1.70%
Portfolio turnover rate (E)	65%	69%	99%	48%		55%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Master Portfolio in which the Portfolio invests.
(D)	Includes litigation proceeds received during the year that represented 0.15%.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Large Core
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(0.78)%	15.16%	37.28%	17.30%	3.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 323,369	$ 347,382	$ 309,735	$ 244,984	$ 235,204
Expenses to average net assets	0.63%	0.63%	0.64%	0.64%	0.63%
Net investment income (loss) to average net assets	1.27%	1.02%	1.41%	1.68%	1.37%
Portfolio turnover rate	64%	70%	116%	54%	63%

(A)	Total return reflects all Portfolio expenses.

	Large Growth
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	9.17%	10.75%	35.32%	14.91%	(1.78)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 925,458	$ 926,582	$ 942,018	$ 825,014	$ 1,016,307
Expenses to average net assets (B)
Excluding waiver and/or reimbursement	0.64%	0.65%	0.66%	0.66%	0.65%
Including waiver and/or reimbursement	0.64%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets (C)	0.33%	0.42%	0.57%	0.75%	0.34%
Portfolio turnover rate (D)	33%	73%	49%	53%	53%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Mid Value
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(0.46)%	12.97%	32.99%	19.50%	(2.19)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 801,854	$ 868,934	$ 975,081	$ 777,964	$ 748,835
Expenses to average net assets
Excluding waiver and/or reimbursement	0.69%	0.70%	0.70%	0.70%	0.70%
Including waiver and/or reimbursement	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	1.28%	1.32%	0.93%	1.36%	1.08%
Portfolio turnover rate	37%	92%	53%	71%	69%

(A)	Total return reflects all Portfolio expenses.

	Mid Growth
	December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011
Total return (A)	(1.37)%	8.04%	30.35%		13.93%	(6.90)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 107,745	$ 126,129	$ 150,143		$ 164,933	$ 206,602
Expenses to average net assets
Excluding waiver and/or reimbursement	0.76%	0.76%	0.77%		0.76%	0.75%
Including waiver and/or reimbursement	0.75%	0.75%	0.75%		0.75%	0.75%
Net investment income (loss) to average net assets	(0.12)%	0.60%	(0.00)%	(B)	0.10%	(0.33)%
Portfolio turnover rate	70%	60%	234%		178%	135%

(A)	Total return reflects all Portfolio expenses.
(B)	Rounds to less than 0.01% or (0.01)%.

	Small Value
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(6.12)%	7.38%	34.10%	16.11%	1.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 67,821	$ 76,593	$ 82,298	$ 70,183	$ 103,958
Expenses to average net assets
Excluding waiver and/or reimbursement	0.90%	0.88%	0.88%	0.88%	0.87%
Including waiver and/or reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	0.97%	0.99%	0.57%	1.41%	0.63%
Portfolio turnover rate	133%	18%	16%	15%	16%

(A)	Total return reflects all Portfolio expenses.

	Small Core
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(9.47)%	4.21%	33.62%	15.04%	(2.19)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 231,619	$ 306,291	$ 334,182	$ 296,936	$ 296,060
Expenses to average net assets	0.84%	0.83%	0.84%	0.84%	0.84%
Net investment income (loss) to average net assets	1.08%	1.05%	0.74%	1.07%	0.32%
Portfolio turnover rate	132%	148%	195%	59%	59%

(A)	Total return reflects all Portfolio expenses.

	Small Growth
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	3.55%	3.13%	37.97%	1.30%	(6.45)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 66,942	$ 66,461	$ 73,064	$ 58,300	$ 108,124
Expenses to average net assets
Excluding waiver and/or reimbursement	0.91%	0.91%	0.93%	0.94%	0.94%
Including waiver and/or reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	0.01%	(0.37)%	(0.46)%	(0.20)%	(0.37)%
Portfolio turnover rate	53%	78%	72%	209%	120%

(A)	Total return reflects all Portfolio expenses.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	International Equity
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total return (A)	(2.47)%	(7.74)%	13.92%	17.35%	(13.51)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 404,276	$ 499,180	$ 612,105	$ 614,432	$ 680,170
Expenses to average net assets	0.82%	0.83%	0.85%	0.82%	0.82%
Net investment income (loss) to average net assets	2.32%	2.80%	1.31%	1.65%	1.70%
Portfolio turnover rate	23%	28%	116%	23%	24%

(A)	Total return reflects all Portfolio expenses.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At December 31, 2015

1. ORGANIZATION

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio applies investment company accounting and reporting guidance. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds. The portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are listed below. Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Portfolio
Transamerica Partners Money Market Portfolio (“Money Market”)
Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”)
Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”)
Transamerica Partners Core Bond Portfolio (“Core Bond”)
Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”)
Transamerica Partners Balanced Portfolio (“Balanced”)
Transamerica Partners Large Value Portfolio (“Large Value”)
Transamerica Partners Large Core Portfolio (“Large Core”)
Transamerica Partners Large Growth Portfolio (“Large Growth”)
Transamerica Partners Mid Value Portfolio (“Mid Value”)
Transamerica Partners Mid Growth Portfolio (“Mid Growth”)
Transamerica Partners Small Value Portfolio (“Small Value”)
Transamerica Partners Small Core Portfolio (“Small Core”)
Transamerica Partners Small Growth Portfolio (“Small Growth”)
Transamerica Partners International Equity Portfolio (“International Equity”)

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment management services to the Portfolios. TAM acts as a “manager of managers”, providing management services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolios by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security. TAM’s investment management services include the provision of supervisory and administrative services to the Portfolios. Payment of any fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolios’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Interest income within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolios with broker/dealers with which other Funds or Portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other Funds or Portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended December 31, 2015, commissions recaptured are as follows:

Portfolio	Commissions Recaptured
Large Growth	$22,831
Mid Value	41,399
Small Value	637
Small Growth	2,513
International Equity	2,363

Indemnification: In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2015, is disclosed in the Security Valuation section of each Portfolio’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolios, with the exception of Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2015. Open secured loan participations and assignments at December 31, 2015, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable in the Statements of Assets and Liabilities.

PIKs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2015, if any, are identified in the Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

4. SECURITIES AND OTHER INVESTMENTS (continued)

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2015, if any, are identified in the Schedule of Investments. Open balances at December 31, 2015, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold in the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as Interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolios may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed-delivery basis, the Portfolios do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold in the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolios invest borrowing proceeds in other securities, the Portfolios will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolios may borrow on a secured or on an unsecured basis. If the Portfolios enter into a secured borrowing arrangement, a portion of the Portfolios’ assets will be used as collateral. The 1940 Act requires the Portfolios to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Portfolios’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolios may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as, the

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Net income from securities lending in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2015.

Open repurchase agreements at December 31, 2015, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
High Quality Bond
Securities Lending Transactions
Corporate Debt Securities	$2,281,740	$—	$—	$—	$2,281,740
Total Borrowings	$2,281,740	$—	$—	$—	$2,281,740
Gross amount of recognized liabilities for securities lending transactions					$2,281,740

Inflation-Protected Securities
Securities Lending Transactions
U.S. Government Obligations	$1,233,750	$—	$—	$—	$1,233,750
Total Borrowings	$1,233,750	$—	$—	$—	$1,233,750
Gross amount of recognized liabilities for securities lending transactions					$1,233,750

Core Bond
Securities Lending Transactions
Corporate Debt Securities	$17,724,574	$—	$—	$—	$17,724,574
Foreign Government Obligations	1,773,070	—	—	—	1,773,070
U.S. Government Obligations	15,784,459	—	—	—	15,784,459
Preferred Stocks	980,567	—	—	—	980,567
Short-Term U.S. Government Obligations	5,160,920	—	—	—	5,160,920
Total	$41,423,590	$—	$—	$—	$41,423,590
Total Borrowings	$41,423,590	$—	$—	$—	$41,423,590
Gross amount of recognized liabilities for securities lending transactions					$41,423,590

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced
Securities Lending Transactions
Common Stocks	$7,421,872	$—	$—	$—	$7,421,872
Preferred Stocks	43,475	—	—	—	43,475
Corporate Debt Securities	309,329	—	—	—	309,329
Total	$7,774,676	$—	$—	$—	$7,774,676
Total Borrowings	$7,774,676	$—	$—	$—	$7,774,676
Gross amount of recognized liabilities for securities lending transactions					$7,774,676

Large Value
Securities Lending Transactions
Common Stocks	$88,291,614	$—	$—	$—	$88,291,614
Total Borrowings	$88,291,614	$—	$—	$—	$88,291,614
Gross amount of recognized liabilities for securities lending transactions					$88,291,614

Large Core
Securities Lending Transactions
Common Stocks	$32,938,081	$—	$—	$—	$32,938,081
Total Borrowings	$32,938,081	$—	$—	$—	$32,938,081
Gross amount of recognized liabilities for securities lending transactions					$32,938,081

Large Growth
Securities Lending Transactions
Common Stocks	$93,409,717	$—	$—	$—	$93,409,717
Total Borrowings	$93,409,717	$—	$—	$—	$93,409,717
Gross amount of recognized liabilities for securities lending transactions					$93,409,717

Mid Value
Securities Lending Transactions
Common Stocks	$143,733,430	$—	$—	$—	$143,733,430
Total Borrowings	$143,733,430	$—	$—	$—	$143,733,430
Gross amount of recognized liabilities for securities lending transactions					$143,733,430

Mid Growth
Securities Lending Transactions
Common Stocks	$12,835,455	$—	$—	$—	$12,835,455
Total Borrowings	$12,835,455	$—	$—	$—	$12,835,455
Gross amount of recognized liabilities for securities lending transactions					$12,835,455

Small Value
Securities Lending Transactions
Common Stocks	$14,799,186	$—	$—	$—	$14,799,186
Total Borrowings	$14,799,186	$—	$—	$—	$14,799,186
Gross amount of recognized liabilities for securities lending transactions					$14,799,186

Small Core
Securities Lending Transactions
Common Stocks	$66,626,540	$—	$—	$—	$66,626,540
Total Borrowings	$66,626,540	$—	$—	$—	$66,626,540
Gross amount of recognized liabilities for securities lending transactions					$66,626,540

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Small Growth
Securities Lending Transactions
Common Stocks	$19,128,528	$—	$—	$—	$19,128,528
Total Borrowings	$19,128,528	$—	$—	$—	$19,128,528
Gross amount of recognized liabilities for securities lending transactions					$19,128,528

International Equity
Securities Lending Transactions
Common Stocks	$24,568,890	$—	$—	$—	$24,568,890
Total Borrowings	$24,568,890	$—	$—	$—	$24,568,890
Gross amount of recognized liabilities for securities lending transactions					$24,568,890

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolios’ investment objectives allow the Portfolios to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolios’ investment objectives, the Portfolios may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolios.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolios are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolios will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolios. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolios’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolios are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Portfolios may purchase or write call and put options on securities and derivative instruments in which each Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on futures: The Portfolios may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolios the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Inflation-capped options: The Portfolios may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolios the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolios from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Options on foreign currency: The Portfolios may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolios may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolios write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

As of December 31, 2015, transactions in written options are as follows:

	Call Options		Put Options
Inflation-Protected Securities	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2014	$114,227	140	$—	—
Options written	120,463	278	158,121	740
Options closed	(193,328)	(312)	(26,870)	(69)
Options expired	(41,362)	(106)	(74,802)	(371)
Options exercised	—	—	(56,449)	(300)
Balance at December 31, 2015	$—	—	$—	—

As of December 31, 2015, transactions in written foreign exchange options, inflation-capped options and swaptions are as follows:

	Call Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2014	$232,837	AUD	9,850,000	CHF	—	EUR	1,070,000	GBP	—	NZD	—	USD	8,900,000
Options written	1,656,672		7,520,000		6,375,625		37,555,000		7,355,000		8,440,000		86,405,000
Options closed	(482,038)		—		—		(32,595,000)		(1,820,000)		—		(2,945,000)
Options expired	(550,210)		(17,370,000)		(3,425,625)		(2,485,000)		(3,715,000)		(4,335,000)		(27,545,000)
Options exercised	(132,306)		—		—		—		—		—		(11,675,000)
Balance at December 31, 2015	$724,955	AUD	—	CHF	2,950,000	EUR	3,545,000	GBP	1,820,000	NZD	4,105,000	USD	53,140,000

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Put Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2014	$564,166	AUD	16,405,000	CAD	—	EUR	3,200,000	GBP	—	NZD	—	USD	22,760,000
Options written	2,248,554		49,430,000		28,900,000		27,010,000		2,910,000		8,440,000		58,405,000
Options closed	(829,938)		(7,880,000)		(7,225,000)		(8,190,000)		—		—		(35,085,000)
Options expired	(1,213,870)		(54,120,000)		—		(13,860,000)		(2,910,000)		(8,440,000)		(26,060,000)
Options exercised	(87,554)		(3,835,000)		—		(2,485,000)		—		—		—
Balance at December 31, 2015	$681,358	AUD	—	CAD	21,675,000	EUR	5,675,000	GBP	—	NZD	—	USD	20,020,000

Open option contracts at December 31, 2015, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios, with the exception of Money Market, enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of Net realized gain (loss) in the Statements of Operations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Open OTC swap agreements at December 31, 2015, if any, are listed in the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Portfolios are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2015, if any, are listed in the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Portfolios are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2015, if any, are listed in the Schedule of Investments.

The following is a summary of the location and each Portfolio’s fair values of derivative investments disclosed, if any, in the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2015.

Asset Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A) (B)	$365,028	$635,432	$—	$—	$—	$1,000,460
Centrally cleared swap agreements, at value (B) (C)	60,361	—	—	—	—	60,361
Net unrealized appreciation on futures contracts (B) (D)	250,745	—	—	—	—	250,745
Unrealized appreciation on forward foreign currency contracts	—	274,212	—	—	—	274,212
Total (E)	$676,134	$909,644	$—	$—	$—	$1,585,778

Balanced
Net unrealized appreciation on futures contracts (B) (D)	$—	$—	$8,968	$—	$—	$8,968
Total (E)	$—	$—	$8,968	$—	$—	$8,968

Liability Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Written options and swaptions, at value (B)	$(552,931)	$(349,003)	$—	$—	$—	$(901,934)
Centrally cleared swap agreements, at value (B) (C)	(446,173)	—	—	—	—	(446,173)
Net unrealized depreciation on futures contracts (B) (D)	(228,639)	—	—	—	—	(228,639)
Unrealized depreciation on forward foreign currency contracts	—	(621,128)	—	—	—	(621,128)
Total (E)	$(1,227,743)	$(970,131)	$—	$—	$—	$(2,197,874)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, on the Statements of Operations, categorized by primary market risk exposure as of December 31, 2015.

Realized Gain (Loss) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A)	$(989,387)	$(2,356,014)	$—	$—	$—	$(3,345,401)
Written options and swaptions	775,916	1,878,961	—	—	—	2,654,877
Swap agreements	(332,290)	—	—	—	—	(332,290)
Futures contracts	(774,188)	—	—	—	—	(774,188)
Forward foreign currency contracts (B)	—	1,767,195	—	—	—	1,767,195
Total	$(1,319,949)	$1,290,142	$—	$—	$—	$(29,807)

Balanced
Futures contracts	$—	$—	$105,267	$—	$—	$105,267
Total	$—	$—	$105,267	$—	$—	$105,267

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (C)	$(130,148)	$(209,329)	$—	$—	$—	$(339,477)
Written options and swaptions	322,350	160,628	—	—	—	482,978
Swap agreements	(49,386)	—	—	—	—	(49,386)
Futures contracts	944,770	—	—	—	—	944,770
Forward foreign currency contracts (D)	—	(964,010)	—	—	—	(964,010)
Total	$1,087,586	$(1,012,711)	$—	$—	$—	$74,875

Balanced
Futures contracts	$—	$—	$10,180	$—	$—	$10,180
Total	$—	$—	$10,180	$—	$—	$10,180

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2015.

	Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Portfolio	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Inflation- Protected Securities	$308,310	$906,192	$(549,129)	$(721,686)	$16,224,227	42,330,769	(1,271,788,462)	$ 19,353,828	$35,229,886	$5,828,911
Balanced	—	—	—	—	—	438	—	—	—	—

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolios and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolios exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolios’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolios’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolios as of December 31, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Inflation-Protected Securities
BNP Paribas	$169,297	$—	$—	$169,297	$—	$—	$—	$—
Bank of America, N.A.	3,889	—	—	3,889	—	—	—	—
Barclays Bank PLC	180,315	(68,946)	—	111,369	68,946	(68,946)	—	—
Canadian Imperial Bank of Commerce	19,253	—	—	19,253	—	—	—	—
Citibank, N.A.	13,056	(13,056)	—	—	26,427	(13,056)	—	13,371
Deutsche Bank AG	617,530	(617,530)	—	—	766,602	(617,530)	(149,072)	—
Goldman Sachs Bank	87,224	(87,224)	—	—	90,654	(87,224)	—	3,430
HSBC Bank USA	134,668	(97,971)	—	36,697	97,971	(97,971)	—	—
JPMorgan Chase Bank, N.A.	22,234	(22,234)	—	—	33,165	(22,234)	—	10,931
Morgan Stanley Capital Services, Inc.	10,939	(10,939)	—	—	25,438	(10,939)	—	14,499
Royal Bank of Scotland PLC	—	—	—	—	6,256	—	—	6,256
Societe Generale	—	—	—	—	51,547	—	—	51,547
Standard Chartered Bank	—	—	—	—	97,848	—	—	97,848
State Street Bank & Trust Co.	7,868	(7,868)	—	—	8,917	(7,868)	—	1,049
UBS AG	8,399	(8,399)	—	—	249,291	(8,399)	—	240,892
Other Derivatives (C)	311,106	—	—	311,106	674,812	—	—	674,812
Total	$1,585,778	$(934,167)	$—	$651,611	$2,197,874	$(934,167)	$(149,072)	$1,114,635

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

7. RISK FACTORS

Investing in the Portfolios may involve certain risks, as discussed in the Portfolios’ prospectuses, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

7. RISK FACTORS (continued)

liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. AFFILIATES AND AFFILIATED TRANSACTIONS

As of December 31, 2015, the affiliates and affiliated transactions of the Portfolios are as follows:

TAM, the Portfolios’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Money Market, Core Bond, High Yield Bond and Balanced.

TFS is the Portfolios’ administrator and transfer agent. TAM and TFS are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

As of December 31, 2015, the percentage of each Portfolio owned by an affiliated investment company or subsidiary is reflected below.

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Transamerica Partners Funds Group (“TPFG”) is an open-end management investment company. The percentage of each Portfolio that is owned by TPFG is as follows:

TPFG	Investments in Portfolio
Money Market	62.37%
High Quality Bond	31.09
Inflation-Protected Securities	45.02
Core Bond	29.88
High Yield Bond	15.68
Balanced	59.97
Large Value	29.84
Stock Index	4.58
Large Core	26.11
Large Growth	28.83
Mid Value	16.90
Mid Growth	50.12
Small Value	53.79
Small Core	26.84
Small Growth	60.09
International Equity	37.43

Transamerica Partners Funds Group II (“TPFG II”) is an open-end management investment company. The percentage of each Portfolio that is owned by TPFG II is as follows:

TPFG II	Investments in Portfolio
Money Market	25.89%
High Quality Bond	16.32
Inflation-Protected Securities	28.51
Core Bond	29.08
High Yield Bond	40.74
Balanced	3.48
Large Value	12.03
Stock Index	9.83
Large Core	3.72
Large Growth	11.60
Mid Value	46.83
Mid Growth	15.86
Small Value	9.90
Small Core	5.50
Small Growth	15.26
International Equity	10.68

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Money Market	3.26%
High Quality Bond	13.62
Inflation-Protected Securities	9.82
Core Bond	11.94
High Yield Bond	5.40
Balanced	34.95
Large Value	39.34
Large Core	54.20

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

TFLIC Sub-accounts	Investments in Portfolio
Large Growth	43.46%
Mid Value	7.71
Mid Growth	0.71
Small Value	0.75
Small Core	55.69
Small Growth	0.77
International Equity	27.98

Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Money Market	8.45%
High Quality Bond	30.43
Inflation-Protected Securities	11.97
Core Bond	24.33
High Yield Bond	19.30
Balanced	1.28
Large Value	14.05
Large Core	12.39
Large Growth	13.54
Mid Value	5.36
Mid Growth	17.33
Small Value	28.12
Small Core	10.41
Small Growth	16.51
International Equity	17.90

TAM Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Money Market	0.03%
High Quality Bond	8.54
Inflation-Protected Securities	4.67
Core Bond	4.76
High Yield Bond	18.88
Large Value	4.57
Large Core	3.58
Large Growth	2.49
Mid Value	23.20
Mid Growth	15.98
Small Value	7.44
Small Core	1.56
Small Growth	7.37
International Equity	6.01

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the investment advisory agreement with the Series Portfolio. For its services, each Portfolio pays management fees to TAM accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below corresponding to the Portfolios’ daily Average Net Assets (“ANA”).

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Portfolio	Rate
Money Market	0.2500%
High Quality Bond	0.3500
Inflation-Protected Securities	0.3500
Core Bond
First $2 billion	0.3500
Over $2 billion	0.3350
High Yield Bond
First $1.25 billion	0.5500
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Balanced	0.4500
Large Value	0.4500
Large Core	0.6000
Large Growth
First $2 billion	0.6200
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800
Mid Value
First $750 million	0.6700
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475
Mid Growth	0.7200
Small Value
Effective September 28, 2015
First $250 Million	0.8200
Over $250 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7500
Over $750 million	0.7250
Prior to September 28, 2015	0.8200
Small Core
First $300 million	0.8000
Over $300 million	0.7700
Small Growth
First $300 million	0.8400
Over $300 million	0.8000
International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600

TAM has contractually agreed to waive and/or reimburse Portfolio expenses to the extent that the total operating expenses of the Portfolio exceed the following stated annual limit percentages to the Portfolio’s daily ANA.

Portfolio	Operating Expense Limit	Operating Expense Limit Effective Through
Money Market	0.30%	May 1, 2017
High Quality Bond	0.40	May 1, 2017
Inflation-Protected Securities	0.40	May 1, 2017

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

8. AFFILIATES AND AFFILIATED TRANSACTIONS (continued)

Portfolio	Operating Expense Limit	Operating Expense Limit Effective Through
Core Bond	0.40%	May 1, 2017
High Yield Bond	0.60	May 1, 2017
Balanced	0.50	May 1, 2017
Large Value	0.50	May 1, 2017
Large Core	0.65	May 1, 2017
Large Growth	0.65	May 1, 2017
Mid Value	0.70	May 1, 2017
Mid Growth	0.75	May 1, 2017
Small Value	0.85	May 1, 2017
Small Core	0.85	May 1, 2017
Small Growth	0.90	May 1, 2017
International Equity	0.90	May 1, 2017

The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

TAM also may waive and/or reimburse additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses waived and/or reimbursed that are unsettled at year end are included in Due from adviser in the Statements of Assets and Liabilities.

Administration and transfer agent fees: TFS receives no separate compensation for providing administration and transfer agent services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Separate Account to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2015, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolios incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2015.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Portfolio	Long-Term	U.S. Government	Long-Term	U.S. Government
High Quality Bond	$138,831,478	$114,260,058	$126,814,161	$137,484,827
Inflation-Protected Securities	9,936,311	143,460,727	13,203,703	142,714,749
Core Bond	294,023,311	238,930,901	266,769,969	295,279,471
High Yield Bond	360,839,708	—	381,571,460	—
Balanced	68,665,000	13,534,536	58,455,371	15,250,023
Large Value	572,607,667	—	645,136,504	—
Large Core	216,529,313	—	233,518,891	—
Large Growth	311,128,516	—	396,334,983	—
Mid Value	308,095,580	—	349,739,230	—
Mid Growth	85,271,823	—	102,352,904	—
Small Value	98,327,619	—	97,288,122	—
Small Core	356,008,347	—	400,527,254	—
Small Growth	35,746,135	—	37,640,318	—
International Equity	100,873,093	—	154,494,558	—

Transamerica Partners Portfolios	Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015

10. FEDERAL INCOME TAXES

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the states of Colorado and New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

11. NEW ACCOUNTING PRONOUNCEMENT

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Portfolios’ financial statements.

Transamerica Partners Portfolios	Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Transamerica Partners Portfolios at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Transamerica Partners Portfolios	Annual Report 2015

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment adviser and its respective sub-adviser.

The Portfolios are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company
(2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company
(2013 – present);

				176	Director, Massachusetts Fidelity Trust Company (since 2014)

Transamerica Partners Portfolios	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	176	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010);	176	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	176	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	176	N/A
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present);	176	N/A

Transamerica Partners Portfolios	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer)
(2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds and TST (2007 – present);

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	176	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	176	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013); Remember Honor Support, Inc. (non-profit organization) (2013-present) Board Member, WRH Income

Transamerica Partners Portfolios	Annual Report 2015

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).		Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Annual Report 2015

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF

(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015); Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer

(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Transamerica Partners Portfolios	Annual Report 2015

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS
(2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman
(2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco
(2007 – 2012).

Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer, TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Partners Portfolios	Annual Report 2015

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

c/o Transamerica Retirement Solutions

440 Mamaroneck Avenue

Harrison, NY 10528

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2015	2014
(a)	Audit Fees	$14	$14
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$0	$0
(d)	All Other Fees(3)	$0	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2014 and 2015 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Asset Allocation Variable Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2016

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)

Date:	March 4, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer